Securities Act Registration No. 333-269531

Investment Company Act Registration No. 811-23839

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 3

Post-Effective Amendment No.

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 3

MidBridge Private Markets Fund

(Exact Name of Registrant as Specified in Charter)

101 University Boulevard, Suite 310

Denver, Colorado 80206

(Address of Principal Executive Officers)

(303) 454-5453

(Registrant’s Telephone Number)

Garrett Fitzgerald

MidBridge Advisors LP

101 University Boulevard, Suite 310

Denver, Colorado 80206

(Name and address of agent for service)

Jeremy I. Senderowicz	Nicole M. Runyan, P.C.
Vedder Price, P.C.	Kirkland & Ellis LLP
1633 Broadway, 31st Floor New York, NY 10019	601 Lexington Avenue New York ,NY 10022
(212) 407-7740	(212) 446-4774

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

[ ]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[X]	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[ ]	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

[ ]	When declared effective pursuant to Section 8(c) of the Securities Act

The following boxes should only be included and completed if the registrant is making this filing in accordance with Rule 486 under the Securities Act.

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)
[ ]	on (date) pursuant to paragraph (a)

If appropriate, check the following box:

[ ]	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
[ ]	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _______
[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _______
[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _______

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
[ ]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
[ ]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934 (“Exchange Act”).
[ ]	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

[X]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to completion dated __________, 2024

PRELIMINARY PROSPECTUS

MidBridge Private Markets Fund

101 University Boulevard, Suite 310

Denver, Colorado 80206

(303) 454-5453

Class A Shares

Class D Shares

Class I Shares

MidBridge Private Markets Fund (the “Fund”) is a recently organized Delaware statutory trust with no operating history that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek to provide long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest in an actively managed portfolio of private equity, private credit, and other private assets (collectively, “Private Assets”). The Fund intends to invest primarily in a broad array of North American Private Asset investments with a primary focus on investments in small and middle market companies (i.e., generally companies with an enterprise value between $50 million and $1 billion). The Fund may invest in Private Asset investments, directly or indirectly, through a number of different strategies including: (i) direct investments in the equity or debt of a company (“Direct Equity Investment” or “Direct Credit Investments” respectively, and together, “Direct Investments”); (ii) investments in Private Asset funds managed by various unaffiliated asset managers (“Portfolio Funds”) acquired in privately negotiated transactions (a) from investors in a Portfolio Fund, (b) in connection with a restructuring transaction of a Portfolio Fund, and/or (c) directly from a Portfolio Fund (“Secondary Investments”); and (iii) primary investments in newly formed Portfolio Funds (“Primary Investments”). Under normal circumstances, the Fund expects to invest primarily in Direct Investments and Primary Investments and, to a lesser degree, in Secondary Investments, although the Fund's allocation among those types of investments may vary from time to time. The Fund also intends to invest a portion of its assets in a portfolio of Liquid Assets (as defined herein), including cash and cash equivalents, money market funds, liquid fixed-income instruments and other credit instruments, short-term treasuries, and other short-term investments. The Fund cannot guarantee that it will meet its investment objective. Investing in the Fund involves a high degree of risk. See “RISKS” beginning on page 29 of this prospectus (the “Prospectus”).

This Prospectus applies to the offering of three separate classes of shares of beneficial interest (“Shares”) of the Fund, designated as Class A, Class D and Class I Shares. The Fund has received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits the Fund to offer more than one class of Shares. The Fund’s Shares will generally be offered on the first business day of each calendar month at the Fund's then-current net asset value (“NAV”) per Share. No person who is admitted as a shareholder of the Fund (a “Shareholder”) will have the right to require the Fund to redeem their Shares. This Prospectus is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted. Investments in the Fund may be made only by Eligible Investors (as defined herein). See “ELIGIBLE INVESTORS.”

	Class A Shares	Class D Shares	Class I Shares	Total
Public Offering Price(1)	Current NAV	Current NAV	Current NAV	[XXXXXXXXX]
Sales Load(2)	3.50%	None	None	[XXXXXXXXX]
Proceeds to the Fund (Before Expenses)(3)	Current NAV Less applicable sales load	Current NAV	Current NAV	Up to [XXXXXXXXX]

(1)	[Ultimus Fund Distributors, LLC] acts as the principal underwriter of the Fund’s Shares on a best-efforts basis (the “Distributor”). Generally, the stated minimum investment by an investor in the Fund is $50,000 with respect to Class A and Class D Shares and $1,000,000 with respect to Class I Shares, which stated minimums may be reduced for certain investors. See “PURCHASING SHARES.”

(2)	Investments in Class A Shares of the Fund are sold subject to a sales load of up to 3.50% of the investment. The table assumes the maximum sales load is charged. For some investors, the sales charge may be waived or reduced. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. While neither the Fund nor the Distributor imposes an initial sales charge on Class I or Class D Shares, if a Shareholder buys Class D Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction or other fees in such amount as they may determine. Class A Shares and Class D Shares pay a Distribution and Servicing Fee (as defined herein) to the Distributor at an annual rate of 0.75% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class. Class I Shares are not subject to a Distribution and Servicing Fee. See “SUMMARY OF FUND EXPENSES” and “DISTRIBUTOR, DISTRIBUTION AND SERVICE PLAN.”

(3)	Assumes all Shares registered are sold in the offering. Shares will be offered in a continuous offering at the Fund’s then current NAV, plus any applicable sales load. The Fund will bear its organizational costs of approximately [$XXX,XXX]. The Fund additionally has incurred offering costs of approximately [$XXX,XXX]. MidBridge Advisors LP (the “Investment Adviser”) has agreed to advance the Fund’s organizational costs and offering costs already incurred and any additional costs incurred prior to the commencement of operations of the Fund. Organizational costs are expensed as incurred and are subject to recoupment by the Investment Adviser in accordance with the Fund’s Expense Limitation Agreement (as defined herein). The Fund’s offering costs are being capitalized and amortized over the 12-month period beginning on the Initial Closing Date (as defined herein). The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares, which will be expensed as they are incurred.

If you purchase Shares of the Fund, you will become bound by the terms and conditions of the agreement and declaration of trust of the Fund, as may be amended and restated from time to time (the “Agreement and Declaration of Trust”), See “SUMMARY OF THE AGREEMENT AND DECLARATION OF TRUST” on page 78 of the Prospectus.

The Fund is not obligated to repurchase Shares from Shareholders. The Investment Adviser anticipates recommending that, under normal market conditions, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets each quarter.

Shares are speculative and illiquid securities involving substantial risk of loss.

●	Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop.

●	Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Agreement and Declaration of Trust. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option nor will they be exchangeable for shares of any other fund. As a result, Shareholders may not be able to sell or otherwise liquidate their Shares.

●	Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

No Prior History. The Fund has no operating history, and the Shares have no history of public trading.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [  ], 2024, has been filed with the SEC. You can request a copy of the SAI and annual and semi-annual reports of the Fund (when available) without charge by writing to the Fund, c/o [Ultimus Fund Solutions, LLC at P.O. Box 541150, Omaha, Nebraska 68154], or by calling the Fund toll-free at [(833) 627-6157]. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 83 of this Prospectus. You can obtain the SAI, and other information about the Fund, on the SEC’s website (http://www.sec.gov) and www.midbridge.com.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[Ultimus Fund Distributors, LLC] acts as principal underwriter for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is [225 Pictoria Drive, Suite 450, Cincinnati, OH 45246].

The date of this Prospectus is [  ], 2024

ELIGIBLE INVESTORS	77
SUMMARY OF THE AGREEMENT AND DECLARATION OF TRUST	78
REPORTS TO SHAREHOLDERS	80
FISCAL YEAR	80
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	80
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	81

SUMMARY

The following is only a summary and does not contain all of the information that you should consider before investing in MidBridge Private Markets Fund (the “Fund”). Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus, the SAI, and the Fund’s Agreement and Declaration of Trust (as defined herein).

The Fund	The Fund is a recently organized Delaware statutory trust with no operating history that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on October 28, 2022.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class A Shares, Class D Shares and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi- class structure.

The Fund will sell its Shares only to Eligible Investors (as defined herein) that are both “accredited investors,” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Fund’s Board of Trustees (the “Board”), which is comprised of a majority of Trustees who are not “interested persons” (as defined in the Investment Company Act) of the Fund (“Independent Trustees”), has overall responsibility for the management and supervision of the operation of the Fund. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board or the Investment Adviser (as defined below).

Investment Adviser	MidBridge Advisors LP serves as the Fund’s investment adviser (“Investment Adviser”) pursuant to an investment management agreement (the “Investment Management Agreement”).

The Investment Adviser was organized as a limited partnership under the laws of the State of Delaware on January 22, 2024. The Investment Adviser is registered as an investment adviser under the Advisers Act. The Fund’s Portfolio Managers (as defined herein), who comprise the Investment Adviser’s investment committee (“Investment Committee”), have been managing Private Assets (as defined below) investments since 2003.

Investment Objective and Strategies	The Fund’s investment objective is to seek to provide long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest in an actively managed portfolio of private equity, private credit and other private assets (collectively, “Private Assets”).

The Fund intends to invest primarily in a broad array of North American Private Asset investments with a primary focus on investments in small and middle market companies (i.e., generally companies with an enterprise value between $50 million and $1 billion). The Fund may invest in Private Asset investments, directly or indirectly, through a number of different strategies. The Fund’s investments (“Fund Investments”) are expected to include direct investments in the equity or debt of a company (“Direct Equity Investments” or “Direct Credit Investments” respectively, and together, “Direct Investments”). Fund Investments will also include investments in Private Asset funds managed by various unaffiliated asset managers (“Portfolio Funds”) acquired in privately negotiated transactions (a) from investors in a Portfolio Fund, (b) in connection with a restructuring transaction of a Portfolio Fund, and/or (c) directly from a Portfolio Fund (“Secondary Investments”). In addition, Fund Investments will include primary investments in newly formed Portfolio Funds (“Primary Investments”). More traditional Portfolio Funds that invest in Private Assets are typically structured as closed-end funds that are not registered under the Investment Company Act. These closed-end Portfolio Funds generally raise a set amount of capital and then terminate at a set future date. The life of a closed-end Portfolio Fund is generally 10-12 years, with the possibility of extensions. Open-end Portfolio Funds do not have a specific term and allow periodic purchases and repurchases. Under normal circumstances, the Fund expects to invest primarily in Direct Investments and Primary Investments and, to a lesser degree, in Secondary Investments, although the allocation among those types of investments may vary from time to time.

Direct Credit Investments, along with Primary Investments and Secondary Investments that primarily hold credit instruments, will generally represent less than 20% of the Fund’s total assets. Direct Credit Investments will include a broad range of senior and subordinated private and public credit investments, such as high yield bonds, syndicated senior and subordinated loans, special situation debt-based securities, structured credit, mezzanine debt (which are typically comprised of subordinated debt or preferred stock, possibly in combination with warrants or common stock), unitranche debt (which combines senior debt and subordinated debt into one credit facility) and other similar instruments.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Private Assets. The Investment Adviser seeks to invest in Private Assets that represent a broad spectrum of types of opportunities (i.e., Buyout, Private Credit, Venture/Growth Equity, Real Estate and Special Situations (as defined herein)) and vintage years (i.e., the year in which a Portfolio Fund begins investing). The Investment Adviser will assess the prospects of various Private Asset strategies, geographies and transaction types and match them with investment opportunities in order to seek to achieve the investment objective of the Fund.

The Investment Adviser seeks to build a broad portfolio of assets for the Fund by investing in Direct Investments, Primary Investments, and Secondary Investments, as well as in Liquid Assets (as defined herein). The Investment Adviser seeks to limit the Fund’s exposure to uncalled commitments and manage the Fund’s cash flows with respect to a traditional portfolio consisting substantially of Primary Investments.

The Investment Adviser will seek to manage the Fund’s asset allocation and portfolio construction with a view towards maintaining a high level of investment in Private Assets while still maintaining an appropriate level of portfolio liquidity to manage redemptions of holders of the Fund’s Shares (“Shareholders”).

The Fund also intends to invest a portion of its assets in a portfolio of liquid assets (“Liquid Assets”), including cash and cash equivalents, money market funds, liquid fixed-income instruments and other credit instruments, short-term treasuries, and other short-term investments. During normal market conditions, the Fund is generally not expected to hold more the 20% of its net assets in Liquid Assets for extended periods of time. For temporary defensive purposes, liquidity management or in connection with implementing changes in its asset allocation, the Fund may hold a substantially higher amount of Liquid Assets.

The Fund may make Fund Investments through one or more wholly-owned subsidiaries (“Subsidiaries”). These Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any such Subsidiaries. The Fund will not pay the Investment Adviser any additional advisory, performance or incentive fees in connection with special purpose vehicles managed by the Investment Adviser or any of its affiliates or in connection with Subsidiaries wholly-owned by the Fund, but the Fund may incur fees and expenses otherwise borne by the Fund such as organizational expenses, legal and accounting expenses, audit, tax, custody, direct and indirect investment acquisition costs and expenses, and other expenses in establishing and maintaining such investments, whether held directly or through special purpose vehicles or Subsidiaries. Advisory and other fees paid to third parties (“Portfolio Fund Managers”), such as Portfolio Fund Managers, who sponsor and operate special purpose vehicles in which the Fund may invest will be negotiated on a case-by-case basis and will be borne by the Fund. Except as otherwise provided, references to the Fund’s investments also will refer to any Subsidiary’s investments.

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful. See “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES,” “PRIVATE ASSETS OVERVIEW” and “ADDITIONAL INVESTMENT POLICIES.”

Risk Factors	An investment in the Fund involves substantial risks and special considerations. A discussion of the risks associated with an investment in the Fund can be found under “RISKS.”

Fund Administration	The Fund has retained [Ultimus Fund Solutions, LLC] (the “Administrator”) to provide it with certain administrative services, including fund administration, fund accounting and transfer agency services. The Fund compensates the Administrator for these services and reimburses the Administrator and for certain of their out-of-pocket expenses. See “ADMINISTRATION” and “Fees and Expenses.”

Distributor	[Ultimus Fund Distributors, LLC] acts as distributor for the Fund’s Shares (the “Distributor”) and serves in that capacity on a reasonable best efforts basis, subject to various conditions. See “DISTRIBUTOR, DISTRIBUTION AND SERVICE PLAN.”

The Distributor may retain additional selling agents or other financial intermediaries to place Shares in the Fund. Such selling agents or other financial intermediaries may impose terms and conditions on Shareholder accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus.

Share Classes; Minimum Investment	The Fund offers three separate classes of Shares designated as Class A, Class D and Class I Shares. Each class of Shares has differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the Distribution and Servicing Fee (as defined herein) that each class may be charged. Selling agents typically receive the sales load with respect to Class A Shares purchased by their clients. While neither the Fund nor the Distributor impose an initial sales charge on Class I or Class D Shares, if a Shareholder buys Class D Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction or other fees in such amount as they may determine. Shareholders should consult their financial advisors at such selling agents or financial intermediaries.

The minimum initial investment in the Fund by any investor is $50,000 with respect to Class A Shares and Class D Shares, and $1,000,000 with respect to Class I Shares. The minimum additional investment in the Fund by any investor is $10,000, except for additional purchases pursuant to the dividend reinvestment plan.

The stated minimum investment for Class I Shares may be reduced for certain investors as described under “PURCHASING SHARES.” In addition, the Board reserves the right to accept lesser amounts below these minimums for Trustees of the Fund and employees of the Investment Adviser, its affiliates and vehicles controlled by such employees. With respect to Class I Shares, the Board has approved a minimum initial investment of $25,000 for Trustees of the Fund and employees of the Investment Adviser, its affiliates and vehicles controlled by such employees.

The minimum initial and additional investments may be reduced by either the Fund, the Investment Adviser or the Distributor in the discretion of each for certain investors based on consideration of various factors, including the investor’s overall relationship with the Investment Adviser or Distributor, the investor’s holdings in other funds affiliated with the Investment Adviser or Distributor, and such other matters as the Investment Adviser or Distributor may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by either the Fund or the Distributor in the discretion of each for clients of certain registered investment advisers, broker dealers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediaries’ overall relationship with the Investment Adviser or Distributor, the type of distribution channels offered by the intermediary and such other factors as the Investment Adviser or Distributor may consider relevant at the time.

In addition, the Fund may, in the discretion of the Investment Adviser or Distributor, aggregate the accounts of clients of registered investment advisers, broker dealers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Investment Adviser or the Distributor, the Fund may also aggregate the accounts of clients of certain registered investment advisers, broker dealers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers, broker dealers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediaries’ overall relationship with the Investment Adviser or Distributor, the type of distribution channels offered by the intermediary and such other factors as the Investment Adviser or Distributor may consider relevant at the time.

Exchange of Shares	Assuming the exchange meets the eligibility requirements of the class into which such Shareholder seeks to exchange and the Fund has received proper instruction from the financial intermediary to effect such exchange and consents to such exchange, (i) a financial intermediary may, in its discretion, determine to exchange a Shareholder’s Shares at such Shareholder’s request and (ii) in certain cases, where a holder of Class A Shares or Class D Shares is no longer eligible to hold such class of Shares based on the Shareholder’s arrangements with its financial intermediary, (a) such holder’s Class A Shares may be exchanged into an equivalent NAV (as defined herein) amount of Class D Shares or Class I Shares and (b) such holder’s Class D Shares may be exchanged into an equivalent NAV amount of Class I Shares.

An investor may be permitted to exchange Shares between classes of Shares of the Fund, provided that, among other things: (1) the investor’s aggregate investment would have met the minimum initial investment requirements in the applicable class at the time of purchase and continues to meet those requirements; (2) the Shares are otherwise available for offer and sale; and (3) the investment meets all other requirements for investing in the applicable class. When an individual investor cannot meet the minimum initial investment requirements of the applicable class, exchanges of Shares from one class to the applicable class may be permitted if such investor’s investment is made by an intermediary that has discretion over the account and has invested other clients’ assets in the Fund, which when aggregated together with such investor’s investment, meet the minimum initial investment requirements for the applicable class. Investors will not be charged any fees by the Fund for such exchanges. Ongoing fees and expenses incurred by a given class will differ from those of other Share classes, and an investor receiving new Shares in an exchange may be subject to lower total expenses following such exchange. Exchange transactions will be effected only into an identically registered account. While exchange transactions will generally not be treated as a redemption for federal income tax purposes, investors should consult their tax advisors as to the federal, foreign, state and local tax consequences of an exchange. The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

Fees and Expenses	The Fund will bear its organizational costs of approximately [$XXX,XXX]. The Fund has additionally incurred offering costs of approximately [$XXX,XXX]. The Investment Adviser has agreed to advance the Fund’s organizational and offering costs already incurred and any additional costs incurred prior to the commencement of operations of the Fund. Organizational costs are expensed as incurred and are subject to recoupment by the Investment Adviser in accordance with the Fund’s Expense Limitation Agreement (as defined herein). The Fund’s offering costs are being capitalized and amortized over the 12-month period beginning on the Initial Closing Date (as defined herein). The Fund will also bear directly certain ongoing offering costs associated with the Fund’s continuous offering of Shares, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

On an ongoing basis, the Fund bears its own operating expenses (including, without limitation, its offering expenses). A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Management Fee. In consideration of the advisory services provided by the Investment Adviser, the Fund pays the Investment Adviser a quarterly investment management fee at an annual rate of [1.25]% based on the value of the Fund’s Managed Assets (as defined below) calculated and accrued monthly as of the last business day of each month (the “Investment Management Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to any borrowings or other indebtedness or preferred shares that may be issued) minus the Fund’s liabilities other than liabilities relating to borrowings or other indebtedness.

For purposes of determining the Investment Management Fee payable to the Investment Adviser, the value of the Fund’s Managed Assets will be calculated prior to the inclusion of the Investment Management Fee and Incentive Fee, if any, payable to the Investment Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Investment Management Fee is payable in arrears within 5 business days after the completion of the net asset value (“NAV”) computation for the quarter. The Investment Management Fee is paid to the Investment Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.

The services of all investment professionals and staff of the Investment Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Investment Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in the Fund’s Investment Management Agreement. See “MANAGEMENT OF THE FUND—Investment Management Agreement–Investment Management Fee.”

Incentive Fee. At the end of each calendar quarter of the Fund, the Investment Adviser will be entitled to receive an incentive fee equal to [12.5]% of the difference, if positive, between (i) the net profits of the Fund for the relevant period and (ii) the balance, if any, of the Loss Recovery Account (as defined below) at the start of the relevant period (the “Incentive Fee”). For the purposes of the Incentive Fee, the term “net profits” shall mean (i) the amount by which the NAV of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) plus (ii) the aggregate distributions accrued during the period. See “MANAGEMENT OF THE FUND—Investment Management Agreement–Incentive Fee.”

The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Net losses are defined as the amount by which the NAV of the Fund on the last day of the relevant period is less than the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses).

For the avoidance of doubt, any change in the NAV of the Fund directly as a result of subscriptions or repurchases during each measurement period are not included for purposes of the “net profits” or “net losses” calculations. Shareholders of the Fund will benefit from the Loss Recovery Account in proportion to their holdings of Shares, although such benefit may vary depending on when a Shareholder purchases or redeems Shares and the balance in the Loss Recovery Account at such time.

The Investment Adviser does not return to the Fund amounts paid to it on net profits that the Fund has not yet received in cash if such amounts are not ultimately received by the Fund in cash. If the Fund does not ultimately receive amounts in cash, a loss would be recognized, which would increase the amount of the Loss Recovery Account and reduce future Incentive Fee payments.

Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s Investments may be computed and paid on gain or income that is unrealized, and the Investment Adviser is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If a Fund Investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. Thus, the Fund could have paid an Incentive Fee on income or gain the Fund never received.

Administration Fee. The Administrator provides the Fund with certain administration servicing, including fund administration, fund accounting and transfer agency services. In consideration for these services, the Fund pays the Administrator tiered based fees based on the average monthly value of the Fund’s Managed Assets, subject to a minimum annual fee, as well as certain other fixed, per-account or transaction fees (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses incurred by the Fund. See “ADMINISTRATION.”

Distribution and Servicing Fee. Class A and Class D Shares are subject to an ongoing distribution and servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class A or Class D Shares of the Fund. The Fund has received exemptive relief from the SEC that allows the Fund, subject to certain conditions, to adopt a Distribution and Service Plan (as defined below) with respect to Class A and Class D Shares in compliance with Rule 12b-1 under the Investment Company Act. Accordingly, the Fund has adopted a distribution and servicing plan for its Class A Shares and Class D Shares (the “Distribution and Servicing Plan”) and pays the Distribution and Servicing Fee with respect to its Class A and Class D Shares. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Investment Company Act.

Class A Shares and Class D Shares pay a monthly Distribution and Servicing Fee to the Distributor at an annual rate of 0.75% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class. For purposes of determining the Distribution and Servicing Fee, NAV will be calculated prior to any reduction for any fees and expenses, including without limitation, the Distribution and Servicing Fee payable. The Distribution and Servicing Fee payable will be determined and accrued as of the last day of each calendar month.

Class I Shares are not subject to a Distribution and Servicing Fee.

The Investment Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Distributions	The Fund intends to make distributions on an annual basis in aggregate amounts representing substantially all of the Fund’s investment company taxable income (including realized short-term capital gains), if any, earned during the year. Distributions may also include net capital gains, if any.

Because the Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders. See “Taxes” below.

Eligible Investors	Each prospective investor in the Fund will be required to certify that it is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act and an “accredited investor” within the meaning of Rule 501 under the Securities Act. The criteria for qualifying as a “qualified client” and an “accredited investor” are set forth in the subscription documents that must be completed by each prospective investor.

In addition, Shares are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes, although the Fund may offer Shares to non-U.S. persons on a limited basis, subject to appropriate diligence by the Investment Adviser and in compliance with applicable law. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Shareholders who request to purchase additional Shares will be required to qualify as Eligible Investors and to complete an additional investor certification prior to any additional purchase.

Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisors in reviewing documents pertaining to an investment in the Fund, including but not limited to, this Prospectus, the SAI and the Agreement and Declaration of Trust before deciding to invest in the Fund.

To the extent the Fund identifies any Shareholder holding Shares that was not an Eligible Investor at the time of acquiring such Shares, the Fund reserves the right to (i) cause a mandatory redemption of all or some of the Shares of such Shareholder, or any person acquiring Shares from or through such Shareholder, (ii) retain any unrealized gains or profits associated with Shares held by such Shareholder and/or (iii) take any other action the Board determines to be appropriate in light of the circumstances.

Purchasing Shares	Shares will generally be offered for purchase as of the first business day of each calendar month, or at such times as determined in the discretion of the Board. The purchase price of the Shares is based on the then-current NAV per Share of the relevant class of Shares. Fractions of Shares are issued to one one-hundredth of a Share. See “PURCHASING SHARES.”

Class A Shares are sold subject to a sales load of up to 3.50% of the purchase amount. For some investors, the sales charge may be waived or reduced. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. While neither the Fund nor the Distributor impose an initial sales load on Class I Shares or Class D Shares, if a Shareholder buys Class D Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction of other fees in such amount as they may determine.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. An investor who misses the acceptance date will have the effectiveness of his, her or its investment in the Fund delayed until the following month.

Pending any closing, funds received from prospective investors will be placed in an account with [Ultimus Fund Solutions, LLC], the Fund’s transfer agent (the “Transfer Agent”). On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Prospective investors whose subscriptions to purchase Shares are accepted by the Fund will become shareholders by being admitted as Shareholders.

A prospective investor must submit a completed subscription document on or prior to the acceptance date set by the Fund and notified to prospective investors. An existing Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement by the acceptance date and funding such amount by the deadline. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any sales load, fees or expenses. Additional information regarding the subscription process is set forth under “PURCHASING SHARES.”

Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Prospective investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediaries’ procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediaries.

The Initial Closing	It is anticipated that the initial closing will occur no later than [ , 2024] (the “Initial Closing Date”). The purchase price of the Shares on the Initial Closing Date will be $10.00 per Share. Thereafter, the purchase price Shares will be based on the NAV per Share as of the date such Shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.

Dividend Reinvestment Plan	The Fund has adopted an “opt out” dividend reinvestment plan (the “DRIP”). The DRIP will be administered by [Ultimus Fund Solutions, LLC] (“Ultimus”). Pursuant to the DRIP, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the DRIP on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to [Ultimus]. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written notice must be received by [Ultimus] 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions are reinvested in full and fractional Shares. See “DIVIDEND REINVESTMENT PLAN.”

Repurchases of Shares	The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem Shares. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic offers by the Fund to repurchase Shares from Shareholders. See “REPURCHASE OF SHARES.”

To provide a limited degree of liquidity to Shareholders, at the sole discretion of the Investment Adviser and subject to the Board’s approval, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by the Shareholders.

Subject to the Board’s discretion, under normal market circumstances, the Fund intends to conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly beginning on [March 31, 2025] (or such earlier or later date as the Board may determine) and thereafter quarterly on or about each December 31, March 31, June 30, and September 30.

Any repurchases of Shares will be offered to all Shareholders and at such times and on such terms as may be determined by the Board from time to time in its sole discretion. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase Shares on a pro rata basis. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Investment Adviser as well as a variety of other operational, business and economic factors. The Fund may repurchase less than the full amount that Shareholders request to be repurchased.

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing NAV. The Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. To the extent a Shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the Shareholder requests to have repurchased, the Shareholder may maintain a balance of Shares of less than $10,000 following such Share repurchase.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares (“Early Repurchase Fee”). Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an Early Repurchase Fee, it will do so consistent with the requirements of Rule 22d-1 under the Investment Company Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the Early Repurchase Fee will apply uniformly to all Shareholders regardless of Share class. See “REPURCHASES OF SHARES.”

Transfer Restrictions	A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, meets the requirements imposed by the Fund with respect to investor eligibility and suitability. See “ELIGIBLE INVESTORS.” Such notice of a proposed transfer of Shares must also be accompanied by properly completed subscription documents in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. See “TRANSFERS OF SHARES.”

Taxes	The Fund intends to elect to be treated as a RIC for U.S. federal income tax purposes, and it further intends to elect to be treated, and expects each year to qualify, as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. It is anticipated that the Fund will principally recognize capital gains and dividends and therefore dividends paid to Shareholders in respect of such income generally will be taxable to Shareholders at the reduced rates of U.S. federal income tax that are applicable to individuals for “qualified dividends” and long-term capital gains.

In addition, because the Fund intends to qualify as a RIC, it is expected to have certain attributes that are not generally found in traditional unregistered private equity fund of funds. These include providing simpler tax reports to Shareholders on Form 1099-DIV and the avoidance of unrelated business taxable income for benefit plan investors and other investors that are exempt from payments of U.S. federal income tax.

For a discussion of certain tax risks and considerations relating to an investment in the Fund see “Tax Reports” below and “MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS.”

Prospective investors are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax Reports	The Fund will distribute to its Shareholders, after the end of each calendar year, IRS Form 1099-DIV detailing the amounts includible in such Shareholders taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund’s Shareholders even if they are reinvested in additional Shares pursuant to the DRIP.

Reports to Shareholders	The Fund will provide Shareholders with unaudited semi-annual and an audited annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the Investment Company Act.

The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 to assist Shareholders in preparing their tax returns. See “REPORTS TO SHAREHOLDERS.”

Fiscal and Tax Year	The Fund’s first fiscal year will conclude on March 31, 2025. Thereafter, the Fund’s fiscal year will be the 12-month period ending on March 31. The Fund’s first taxable year will conclude on September 30, 2024. Thereafter, the Fund’s taxable year will be the 12-month period ending on September 30.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Agreement and Declaration of Trust.

Custodians	[U.S. Bank] serves as the Fund’s primary custodian (“Primary Custodian”). [The Northern Trust Company] also serves as custodian regarding certain of the Fund’s assets (“Secondary Custodian” and together with the Primary Custodian, the “Custodians”).

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

	Class A	Class D	Class I
SHAREHOLDER FEES	Shares	Shares	Shares
Maximum Sales Load Imposed on Purchases (as a percentage of offering price) (1)	3.50%	None	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount) (2)	2.00%	2.00%	2.00%
ANNUAL EXPENSES (as a percentage of net assets attributable to Shares)
Investment Management Fee (3)	[1.25]%	[1.25]%	[1.25]%
Incentive Fee (4)	[12.5]%	[12.5]%	[12.5]%
Distribution and Servicing Fees (5)	0.75%	0.25%	None
Other Expenses (6)	[●]	[●]	[●]
Acquired Fund Fees and Expenses (7)	[●]	[●]	[●]
Total Annual Expenses	[●]	[●]	[●]
Fee Waiver and/or Expense Reimbursement (8)	[●]	[●]	[●]
Total Annual Expenses (After Fee Waiver and/or Expense Reimbursement)	[●]	[●]	[●]

(1)	Investors purchasing Class A Shares may be subject to a sales load of up to 3.50% of the investment amount. While neither the Fund nor the Distributor impose an initial sales charge on Class I or Class D Shares, if a shareholder buys Class D Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction or other fees in such amount as they may determine.

(2)	A 2.00% Early Repurchase Fee payable to the Fund will be charged with respect to the repurchase of Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in-first out” basis). An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an Early Repurchase Fee, it will do so consistently with the requirements of Rule 22d-1 under the Investment Company Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the Early Repurchase Fee will apply uniformly to all Shareholders regardless of Share class. The Early Repurchase Fee will be retained by the Fund for the benefit of the remaining Shareholders. See “REPURCHASES OF SHARES.”

(3)	The Fund pays the Investment Adviser a quarterly Investment Management Fee at an annual rate of 1.25% based on the value of the Fund’s Managed Assets, calculated and accrued monthly as of the last business day of each month. For purposes of determining the Investment Management Fee payable to the Investment Adviser, the value of the Fund’s Managed Assets will be calculated prior to the inclusion of the Investment Management Fee and Incentive Fee, if any, payable to the Investment Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. See “MANAGEMENT OF THE FUND—Investment Management Agreement–Investment Management Fee” for additional information.

(4)	At the end of each calendar quarter of the Fund, the Investment Adviser will be entitled to receive an Incentive Fee equal to 12.5% of the difference, if positive, between (i) the net profits of the Fund for the relevant period over (ii) the balance, if any, of the Loss Recovery Account at the start of the relevant period. For the purposes of the Incentive Fee, the term “net profits” shall mean (i) the amount by which the NAV of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation of depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) plus (ii) the aggregate distributions accrued during the period. For the avoidance of doubt, any change in the NAV of the Fund directly as result of subscriptions or repurchases during each measurement period are not included for purposes of the “net profit” or “net losses” calculations.

(5)	The Fund has received exemptive relief from the SEC permitting it to offer multiple classes of Shares and to adopt a Distribution and Service Plan for Class A and Class D Shares. Accordingly, the Fund has adopted a Distribution and Servicing Plan for its Class A and Class D Shares and plays the Distribution and Servicing Fee with respect to its Class A and Class D Shares. Class A Shares and Class D Shares pay a monthly Distribution and Servicing Fee to the Distributor at an annual rate of 0.75% and 0.25%, respectively, based on the aggregate net assets of the fund attributable to such class. For purposes of determining the Distribution and Servicing Fee, NAV will be calculated prior to any reduction for any fees and expenses, including without limitation, the Distribution and Servicing Fee payable. The Distribution and Servicing Fee payable will be determined and accrued as of the last day of each month. The Investment Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments. See “DISTRIBUTOR, DISTRIBUTION AND SERVICE PLAN.”

(6)	Other Expenses are estimated for the Fund’s current fiscal year. Other Expenses include, among other things, professional fees (including audit and tax preparation fees), operational expenses, and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, Transfer Agent and Custodians. See “FUND EXPENSES.”

(7)	Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds. Generally, asset-based fees payable in connection with Portfolio Fund investments will range from 1% to 2.5% (annualized) of the commitment amount of the Fund’s investment, and performance or incentive fees or allocations are typically 10% to 20% of a Portfolio Fund’s net profits annually, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance- based fees or allocations paid by the Portfolio Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Portfolio Funds.

(8)	The Investment Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that annual operating expenses (excluding (i) the Investment Management Fee; (ii) the Incentive Fee, (iii) any Distribution and Servicing Fee; (iv) all fees and expenses of Portfolio Funds and Direct Investments in which the Fund invests (including all acquired fund fees and expenses); (v) transaction costs associated with consummated and unconsummated transactions, including legal costs and brokerage commissions, associated with the acquisition, disposition and maintenance of investments in Primary Investment, Direct Investments, and Secondaries Investments; (vi) interest; (vii) taxes, (viii) brokerage commissions; (ix) dividend and interests relating to short sales; and (x) extraordinary expenses (expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence)) do not exceed [1.00]% per annum of the average monthly net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Investment Adviser any fees waived under the Expense Limitation Agreement or any expenses the Investment Adviser reimburses in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause annual operating expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Investment Adviser, whichever is lower. Any such repayments must be made within three years after the year in which the Investment Adviser incurred the expense. The Expense Limitation Agreement will continue until at least [June 30, 2025], and may be renewed by the Investment Adviser thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The Expense Limitation Agreement may be terminated by the Board, including a majority of the Independent Trustees, upon thirty days’ written notice to the Investment Adviser. The Expense Limitation Agreement may not be terminated by the Investment Adviser without the consent of the Board, including a majority of the Independent Trustees.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, Transfer Agent and Custodians. For a more complete description of the various fees and expenses of the Fund, see “MANAGEMENT OF THE FUND,” “ADMINISTRATION,” “CUSTODIANS,” “FUND EXPENSES,” “REPURCHASES OF SHARES” and “PURCHASING SHARES.”

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same (except that the examples incorporate the fee waiver from the Expense Limitation Agreement for only the one-year example and the first year of the three-, five- and ten-year examples). The one-year example for Class A Shares includes the maximum sales load set out in the table above. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Shares of the Fund.

EXAMPLE 1

Class A Shares

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	[●]	[●]	[●]	[●]

Class D Shares
You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return	1 Year	3 Years	5 Years	10 Years
	[●]	[●]	[●]	[●]

Class I Shares
You Would Pay the Following Expense Based on a $1,000 Investment in the Fund, assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	[●]	[●]	[●]	[●]

EXAMPLE 2

Class A Shares

You Would Pay the Following Expenses Based on a $50,000 Investment in the Fund, assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	[●]	[●]	[●]	[●]

Class D Shares
You Would Pay the Following Expenses Based on a $50,000 Investment in the Fund, Assuming a 5% Annual Return	1 Year	3 Years	5 Years	10 Years
	[●]	[●]	[●]	[●]

Class I Shares
You Would Pay the Following Expense Based on a $50,000 Investment in the Fund, assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	[●]	[●]	[●]	[●]

The examples are based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the actual rate of return of the Fund may be greater or less than the hypothetical 5% return used in the examples. A greater rate of return than that used in the examples would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of the Incentive Fee.

FINANCIAL HIGHLIGHTS

The Fund is recently organized and does not have any financial history as of the date of this Prospectus. Financial information will be available in the Fund’s annual and semi-annual reports and in this section once available.

USE OF PROCEEDS

The proceeds from the sale of Shares of the Fund, not including the amount of any sales load attributable to Class A Shares and the Fund’s fees and expenses (including, without limitation, organization and offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies within three months after receipt of such proceeds, however, the Fund may be delayed up to an additional three months depending on market conditions, the timing and availability of suitable investments and capital inflows into the Fund. The Fund anticipates that it will take a longer period of time to allocate proceeds of its continuous offering, primarily after the Initial Closing Date, to certain Fund Investments, principally certain Direct Investments, Primary Investments and Secondary Investments, due to the nature of those investments. Additionally, in an effort to achieve higher returns early in the Fund’s life, the Investment Adviser expects to invest heavily in Secondary Investments and Direct Credit Investments after the Initial Closing Date. As the Fund matures the portfolio will transition to primarily Direct Investments and Primary Investments. Such proceeds will be placed in an account with the Transfer Agent prior to the closing of the applicable offering. See “PURCHASING SHARES–General Purchase Terms.” Delays in investing the Fund’s assets may occur (i) because of the time typically required to complete Private Asset transactions (which may be considerable), (ii) because certain Portfolio Funds selected by the Investment Adviser may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for the Portfolio Fund Managers to invest the amounts committed by the Fund. Accordingly, during this period, the Fund may not achieve its investment objective or be able to fully pursue its investment strategies and polices.

Pending the investment of proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the amount of proceeds of the offering of Shares or any other available funds, which may be a substantial portion, in short-term debt securities or money market funds pending investment. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or such short- term securities or money market funds for temporary defensive purposes, liquidity management or in connection with implementing changes in its asset allocation. Over time, during normal market conditions, it is generally not expected that the Fund will hold more than 20% of its net assets in Liquid Assets for extended periods of time. The Fund may be prevented from achieving its investment objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies. Accordingly, during this period, the Fund may not achieve its investment objective or be able to fully pursue its investment strategies and policies.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The Fund’s investment objective is to seek to provide long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest in an actively managed portfolio of Private Assets. The Fund and the Investment Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board upon not less than 60 days’ written notice to Shareholders. The Fund’s fundamental policies, which are listed in the SAI, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (as defined by the Investment Company Act).

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in Private Assets. The Fund may invest in Private Asset investments, directly or indirectly, through a number of different strategies including Direct Investments, Primary Investments, and Secondary Investments. This policy may be changed by the Board, upon 60 days’ prior written notice to Shareholders. This test is applied at the time of investment; later percentage changes caused by a change in the value of the Fund’s assets, including as a result in the change in the value of the Fund’s Investments or due to the issuance or redemptions of Shares, will not require the Fund to dispose of any investment. The Investment Adviser manages the Fund’s asset allocation and portfolio construction with a view towards maintaining a high level of investment in Private Assets while maintaining an appropriate level of portfolio liquidity to manage redemptions of Shareholders.

The Fund also intends to invest a portion of its assets in a portfolio of Liquid Assets. During normal market conditions, the Fund is generally not expected to hold more than 20% of its net assets in Liquid Assets for extended periods of time. For temporary defensive purposes, liquidity management or in connection with implementing changes in its asset allocation, the Fund may hold a substantially higher amount of Liquid Assets. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the repurchase of Shares by periodic tender offers to Shareholders, the Investment Adviser may sell certain of the Fund’s assets.

The Fund may make Fund Investments through one or more wholly-owned Subsidiaries. These Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any such Subsidiaries. The Fund will not pay the Investment Adviser any additional advisory, performance or incentive fees in connection with special purpose vehicles managed by the Investment Adviser or any of its affiliates or in connection with Subsidiaries wholly-owned by the Fund, but the Fund may incur fees and expenses otherwise borne by the Fund such as organizational expenses, legal and accounting expenses, audit, tax, custody, direct and indirect investment acquisition costs and expenses, and other expenses in establishing and maintaining such investments, whether held directly or through special purpose vehicles or Subsidiaries. Advisory and other fees paid to third parties, such as Portfolio Fund Managers, who sponsor and operate special purpose vehicles in which the Fund may invest will be negotiated on a case-by-case basis and will be borne by the Fund. In determining which investments should be bought and sold for a Subsidiary, the Investment Adviser will treat the assets of the Subsidiary as if the assets were held directly by the Fund. The financial statement of each Subsidiary will be consolidated with those of the Fund.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in an actively managed portfolio of North American Private Asset investments with a primary focus on investments in small and middle market companies (i.e., generally those with an enterprise value between $50 million and $1 billion). The Fund intends to provide Shareholders with access to high-quality Private Asset investments that are typically only available to larger institutional investors.

Fund Investments are expected to include Direct Investments, which will be Direct Equity Investments or Direct Credit Investments. Fund Investments will also include Primary Investments in newly formed Portfolio Funds. More traditional Private Asset Portfolio Funds are typically structured as closed-end funds that are not registered under the Investment Company Act. These funds generally raise a set amount of capital and then terminate at a set future date. The life of a closed-end Portfolio Fund is generally 10-12 years, with the possibility of extensions. Open-end Portfolio Funds do not have a specific term and allow periodic purchases and repurchases. In addition, Fund Investments will include Secondary Investments in existing Portfolio Funds and other Private Assets that are acquired in privately negotiated transactions from investors in these Portfolio Funds, in connection with a restructuring transaction of a Portfolio Fund, and/or directly from a Portfolio Fund. Under normal circumstances, the Fund expects to invest primarily in Direct Investments and Primary Investments and, to a lesser degree, in Secondary Investments, although the allocation among those types of investments may vary from time to time.

Direct Credit Investments, along with Primary Investments and Secondary Investments that primarily invest in credit instruments will generally represent less than 20% of the Fund’s total assets. Direct Credit Investments will include a broad range of senior and subordinated private and public credit investments, such as high yield bonds, syndicated senior and subordinated loans, special situation debt-based securities, structured credit, mezzanine debt (which are typically comprised of subordinated debt or preferred stock, possibly in combination with warrants or common stock), unitranche debt (which combines senior debt and subordinated debt into one credit facility) and other similar credit products or instruments.

Additionally, the Fund will hold a portfolio of its assets in a portfolio of Liquid Assets, including cash and cash equivalents, money market funds, liquid fixed-income instruments and other credit instruments, short-term treasuries, and other short-term investments.

A further discussion of the types of the Fund Investments (including Direct Equity Investments, Direct Credit Investments, Primary Investments, and Secondary Investments) can be found in “PRIVATE ASSETS OVERVIEW–Private Assets Investment Types.”

The Investment Adviser seeks to invest in Private Assets that represent a broad spectrum of types of opportunities (i.e., Buyout, Private Credit, Venture /Growth equity, Real Estate and Special Situations) and vintage years (i.e., the year in which a Portfolio Fund begins investing). Investments in Private Assets can follow a variety of strategies including, without limitation, equity investments in which a mature company is acquired from current shareholders (“Buyout”), investments in the debt of performing companies through direct debt and other yield-oriented investments (“Private Credit”), equity investments in early stage or other high growth potential companies (“Venture/Growth Equity”), investments in real estate opportunities or in operating companies with significant real estate portfolios (“Real Estate”), and investments in the equity and/or debt of performing companies or companies in need of restructuring (“Special Situations”). See “PRIVATE ASSETS OVERVIEW—Private Assets Categories” for a discussion of the types of private equity and other private opportunities.

The Investment Adviser will assess the prospects of various Private Asset strategies, geographies and transaction types and to match them with investment opportunities in order to achieve the investment objective of the Fund.

The Fund has received an exemptive order from the SEC that permits the Fund to participate in certain negotiated investments (each, a “17(d) investment”) alongside certain affiliates of the Investment Adviser (the “Order”). The Order is subject to certain terms and conditions, including (i) that a majority of the Trustees of the Board who have no financial interest in the 17(d) investment and a majority of the Trustees of the Board who are not “interested persons,” as defined in the Investment Company Act, approve the 17(d) investment and (ii) that the price, terms and conditions of the 17(d) investment will be the same for the Fund and each other fund or account participating pursuant to the Order.

While this Prospectus contains generalized discussions about the Adviser’s current expectations with respect to the make-up of the portfolio of the Fund, many factors may contribute to changes in emphasis in the construction of the portfolio, including changes in market or economic conditions or regulations as they affect various industries and sectors and changes in the political or social situations in particular jurisdictions. The Adviser may modify the implementation of the Fund’s investment strategies, portfolio allocations, investment processes and investment techniques based on market conditions, changes in personnel or as the Adviser otherwise deems appropriate.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Primary Investments, Direct Investments or Secondary Investments selected will produce positive returns, or that the Fund will achieve its investment objective.

PRIVATE ASSETS OVERVIEW

Private Assets Summary

Private Assets is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private Asset investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, senior debt, subordinated debt and warrants or other derivatives, depending on the strategy of the investor and the financing requirements of the company. Exposure to Private Assets can be directly, through Direct Investments, or indirectly, through Primary Investments or Secondary Investments. Fund Investments will include direct and indirect investments in various companies, ventures and businesses (“Portfolio Companies”).

Portfolio Funds, often organized as limited partnerships, are the most common vehicles for making Private Asset investments. In such Portfolio Funds, investors usually commit to contribute up to a certain amount of capital when requested by the fund’s manager or general partner. The general partner or Portfolio Fund Manager then makes Private Asset investments on behalf of the Portfolio Fund, typically according to a pre-defined investment strategy and time horizon. The Portfolio Fund’s investments are usually realized, or “exited” after a two- to six-year holding period through a private sale, an initial public offering (IPO) or a recapitalization, and the proceeds are distributed to the Portfolio Fund’s investors. The Portfolio Funds themselves typically have a duration of ten to twelve years.

The Private Asset market is diverse and can be divided into several different segments, each of which may exhibit distinct characteristics based on combinations of various factors. These include the type and category of the investment, the geographic region in which the investment is made and the vintage year.

Investments in Private Assets have increased significantly over the last 35 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency. It is now common for large pension funds, endowments and other institutional investors to dedicate a significant allocation of their overall portfolios to Private Assets.

Private Asset Investment Types

●	Direct Investments. Direct Investments generally involve taking an interest in securities issued by an operating company, whether equity or debt. This type of investing offers the greatest degree of transparency and control in portfolio construction. In addition, investing directly is generally the most cost-effective way to make Private Asset investments, by avoiding the fees and expenses generally associated with investing indirectly through Portfolio Funds. Direct Investments may vary in duration, but typically are exited within two to six years.

–	Direct Equity Investment. Direct Equity Investments generally involve new owners taking a privately negotiated stake in the equity of an operating company, frequently a controlling interest, or a Buyout investment, and exercising significant influence on the growth and development of the company through work with the company’s management and board of directors. Direct Equity Investments may also encompass, without limitation, Venture/Growth, Real Estate and Special Situations investments or investments structured as debt but with significant equity-like characteristics. The Fund’s Direct Equity Investments will generally be alongside third-party sponsor who controls, has a controlling interest or exercises significant influence over the company. The Fund will generally not assume control of a company but may do so in particular cases. Additionally, Direct Equity Investment may include buying stakes in management companies (which also may include investing in general partnerships) that advise Portfolio Funds.

–	Direct Credit Investment. Direct Credit Investments will generally include debt investments that provide financing for a Buyout or Venture/Growth Equity investment, restructuring for a private or public company, and/or provide liquidity in the form of a dividend to equity investors in the issuer’s target company. Fund Investments in Direct Credit Investments are expected to include, without limitation, senior subordinated, second lien, mezzanine and other forms of credit-oriented instruments. Direct Credit Investment are also expected to include, without limitation, investments in both secured and unsecured debt, loans, bonds (including high yield bond), structured products, other forms of indebtedness or other current yielding instruments related to a company or asset pool. These Direct Credit Investments may have various features and covenants designed to protect the lender’s interests.

●	Primary Investments. Primary Investments are interests or investments in newly established Portfolio Funds. Portfolio Funds are commingled, professionally managed investment vehicles that generally acquire diversified portfolios of Private Assets within a defined strategy. Investors have traditionally gained access to Private Assets through Primary Investment commitments to closed-ended, blind pool funds with a typical defined life of ten to twelve years. Primary Investment investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in several individual operating companies (typically six to fifteen) during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life. Because Primary Investment investors must rely on the expertise of the Portfolio Fund Manager, an accurate assessment of the Portfolio Fund Manager’s capabilities is essential for investment success.

–	Primary Investments typically exhibit a value development pattern, commonly known as the “J-curve”, undergoing a modest decline in the early portion of the Portfolio Fund’s lifecycle as investment-related expenses and fees accrue prior to the investment gains from portfolio investments, with the trend typically reversing in the later portion of the Portfolio Fund’s lifecycle as portfolio investments increase in value, are sold and gains from investments are realized and distributed. There can be no assurance that any or all Primary Investments made by the Fund will exhibit this pattern of investment returns and realization of later gains is dependent upon the performance and disposition of each Portfolio Fund’s portfolio investments. Portfolio Funds typically range in duration from ten to twelve years (although Private Credit and Real Estate Portfolio Funds may have shorter durations, whereas other Private Asset investment durations may be longer), while underlying investments in portfolio investments generally have a three to six year range of duration (with potentially shorter periods for Private Credit or Real Estate, and longer for other Private Asset investments).

–	Primary Investments are generally closed-end Portfolio Funds and only accept new investments during a finite period. Typically, Portfolio Fund Managers will not launch new funds more frequently than every two to four years. Market leaders generally offer multiple Portfolio Funds each year, but they may not offer Portfolio Funds within a given geography or that pursue a certain strategy in any particular year. Accordingly, many Portfolio Funds managed by top-tier Private Asset firms will be unavailable for a Primary Investment at any given time. Because of the limited timeframe of opportunity for investment in any given fund, having a well-established relationship with an investment manager is critically important for Primary Investment investors. The Investment Adviser expects to make limited use, initially, of primary or “blind pool” capital in its portfolio construction. As the Fund grows in NAV, the Investment Adviser expects to increase, perhaps significantly, its allocation to Primary Investments.

●	Secondary Investments. Secondary Investments are interests in existing Portfolio Funds that are acquired in privately negotiated transactions, typically after the end of the Portfolio Fund’s fundraising period. Secondary Investments may include interests from investors in Portfolio Funds, interests from a restructuring transaction of a Portfolio Fund, and/or interests directly from a Portfolio Fund. Secondary Investments can play a role in a diversified Private Asset portfolio. Because Secondary Investments allow investors to avoid some of the fees charged by Portfolio Fund Managers, have a more mature portfolio, and can be purchased at a discount to NAV under certain market conditions. Secondary Investments may exhibit little or none of the typical “J-curve” characteristics associated with Primary Investments. In addition, Secondary Investments typically provide earlier distributions than Primary Investments, and may also provide valuable arbitrage opportunities for sophisticated investors. The ability to source and value potential investments is crucial for success in secondary investing, and the nature of the process typically requires significant resources and expertise. As a result, generally only experienced investors are active secondary market participants. In addition, Portfolio Fund Managers may seek to limit the number of counterparties that may acquire interests in their Portfolio Funds through secondary transactions.

Private Assets Categories

Private Asset investments can generally be segmented into five primary categories: Buyout, Private Credit, Venture/Growth Equity, Real Estate and Special Situations. These categories have different risk, return, and correlation characteristics, and play an important role in a diversified Private Asset portfolio.

●	Buyouts. Control investments in established, cash flow positive companies are usually classified as Buyouts. Buyout investments may focus on small-, mid- or large-enterprise value companies, and such investments collectively represent the largest portion of the capital deployed in the Private Asset market. The use of debt financing, or leverage, is prevalent in Buyout transactions — particularly in the large-cap segment. Overall, debt financing typically makes up 30-70% of the price paid for a company.

●	Private Credit. Investments in debt securities loaned to companies by non-bank lending firms. The debt terms are typically negotiated directly between the lender and borrower, so it can be tailored to the borrower’s unique needs. Private Credit debt often matures in three to seven years and has a floating (variable) interest rate. Private Credit investment are also expected to include, without limitation, bonds, loans, structured products and other forms of indebtedness. Private Credit is growing in popularity with small and medium sized businesses that prefer more flexible debt financing.

●	Venture/Growth Equity. Investments in new and emerging companies are usually classified as Venture/Growth Equity. Such investments are often sectors with high market and technology risk, but also very rapid growth. Companies financed by Venture/Growth Equity are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture/Growth Equity investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors.

●	Real Estate. Investments focused on acquiring, developing, operating, improving, and ultimately selling Real Estate (typically buildings). Investment includes a wide variety of property types (multifamily, office, industrial, residential, retail, hotels & hospitality, land, self storage, etc.) and property stages (new developments, redevelopment of existing properties, or cash flow injections into struggling properties) in different geographic locations. Like Buyout investing, Real Estate investing uses both equity and debt when financing investments.

●	Special Situations. A broad range of investments including private and public debt instruments, equity securities lease financing, and distressed debt/turnarounds may be classified as Special Situations. Many of the Fund’s Special Situations investments will be in senior and subordinated direct debt investments, such as mezzanine direct investments, which are typically comprised of subordinated debt or preferred stock, possibly in combination with warrants on the issuer’s common stock. The value drivers and cash flow characteristics of Special Situations investments are frequently distinct from those of other Private Asset investments, complementing a buyout and venture capital portfolio.

Due Diligence and Selection of Investments

The Investment Adviser follows a structured process to source, evaluate, select and monitor investments for the Fund. The Investment Adviser’s due diligence process is multi-tiered and places significant emphasis on those elements of risk and financial analysis that distinguish Private Assets from the more conventional asset classes. The same thorough and time-tested process is applied to each opportunity regardless of prior investments with the manager. The due diligence approach is designed to ensure that every important area of analysis is reviewed and also provides the flexibility to discover new and/or unique areas of potential concern and opportunity.

In addition to quantitative data (including, but not limited to, current valuations compared to historical valuations, income statements, balance sheets, price to earnings ratios and cash flows), the Investment Adviser also focuses on qualitative factors (such as quality and stability of management, reputation, pending litigation, relationship with key vendors and customers) in selecting Direct Investments for the Fund. In assessing Primary Investments and Secondary Investments, and Direct Investments alongside Portfolio Fund Managers, the Investment Adviser assesses a Portfolio Fund Manager’s investment team, due diligence skills, risk management, access to deal flow, and ability to drive portfolio company value in addition to past investment performance.

The Investment Adviser’s due diligence process consists of several phases, which are tailored to the unique characteristics applicable to the specific type of investment. An investment opportunity may be declined at any point during the process. See “MANAGEMENT OF THE FUND–Portfolio Management.”

The three step investment process is follows:

Initial Review. The Investment Adviser seeks to invest with the top performing Portfolio Fund Managers in the United States with a focus in small to middle-market private equity and credit. These managers typically have:

●	A long, consistent track record of strong performance

●	A significant expertise in the industry sectors where they invest, and

●	A culture of partnership with their investors.

The Investment Adviser seeks Direct Equity Investments, which are typically co-investments with the Portfolio Funds in the Fund’s portfolio, or Direct Credit Investments that may be sourced by the Investment Adviser. Such investments generally relate to Buyout, Private Credit, Venture/Growth Equity, Real Estate, and Special Situations opportunities. These investments have some or all of the following characteristics:

●	History of strong, sustainable, and predictable cash flows

●	Strong asset coverage

●	Proven, industry leading management team

●	Sound business fundamentals with a track record of profitability

●	Strong and defensible market position in a mature, stable industry

●	Significant barriers to entry or high switching costs

●	Tangible growth potential with significant competitive advantage

The Investment Adviser generally invests in industries where it or its investment partners have experience and expertise. Select target industries may include:

Manufacturing	Consumer Products and Services
Healthcare	Industrial
Business Services	Distribution
Technology	Financial Services
Chemicals	Energy
Packaging	Automotive

The Investment Adviser will also consider other industries that are (1) poised for growth, (2) generally stable, and (3) have attractive dynamics that reward superior execution with high profitability. The Fund’s Investments are expected to be spread across by size, vintage year and industry.

Due Diligence. The Investment Adviser’s investment professionals perform analysis and due diligence on each investment. The due diligence is tailored to the specifics of each investment. Investment reports summarizing the work done, conclusions reached, and recommendations made are prepared for each investment. The Investment Committee will review the due diligence and the Investment Committee must unanimously approve each investment. The Investment Adviser’s due diligence focus applies equally across Fund Investments, including Direct Investments, Primary Investments, and Secondary Investments.

Investment Execution. The final phase of an investment involves the negotiation of legal documents, the documentation of diligence findings and the preparation of an investment memorandum. With respect to underlying Fund Investments, the Investment Adviser may enter into a side letter agreement with the Portfolio Fund Manager or Direct Investment that contains special rights and privileges for the Fund such as representation on the advisory board, “most favored nation” provisions, and co-investment opportunities.

In order to facilitate the timely and efficient execution of certain investments that are part of the investment program for the Fund, primarily Direct Credit Investment, as well as short-term investments that may be used to manage liquidity, the Investment Committee may give a subset of members of the Investment Committee the authority to approve investments within guidelines approved by the Investment Committee.

Since the Investment Adviser and its Investment Committee are actively involved in the entire review process, investments that fail to meet the Investment Adviser’s criteria are typically declined prior to the execution phase of due diligence.

Credit investments held by the Fund will be managed by MidOcean’s credit team (“Credit Team”), will follow guidelines set by the Investment Committee and the Investment Committee will monitor the portfolio to ensure that this is managed consistent with the established guidelines. The Credit Team will conduct primary research at both the macro and micro level and then augment this internal research with external industry pieces, market experts and real time asset prices. The team has extensive experience identifying appropriate risk/return opportunities based on trading levels, investment liquidity, valuation, structural position and enforceable rights.

●	Screening: As part of its process, MidOcean’s Credit Team screens the universe of potential investments to determine the suitability of each issuer through a review of asset coverage, liquidity, solvency and other factors including the issuer’s ESG profile. During the screening process, the analyst also identifies additional areas for diligence.

●	Diligence: MidOcean’s Credit Team conducts extensive, fundamental-based financial and qualitative analysis based on a thorough assessment of multiple factors including but not limited to:
○	Asset coverage
○	Visibility and predictability of cash flows
○	Business and industry outlook
○	Competitive environment and assessment of barriers to entry/switching costs
○	Historical and forecasted operational and financial performance
○	Free cashflow/corporate liquidity downside case
○	Management strength and financial sponsor assessment
○	ESG assessments

●	Documentation Review: The analyst will also conduct a formal review and assessment of documentation focusing on permitted indebtedness, cash leakage and other covenants.

●	Approval: The senior team of MidOcean’s Credit Team will meet to discuss each credit and discuss the marginal value to the portfolio to ensure that the potential position maximizes excess return given the assessed risk and parameters of the Fund.

The Portfolio Managers will receive daily reports on holdings in the Fund’s account and will have the opportunity to ask questions about the positions and ensure that the account is being managed to the guidelines created. In addition, the Portfolio Managers meet daily with the broader Credit Team to discuss the credit investments across the various accounts.

MIDBRIDGE PLATFORM

The Investment Adviser is a joint venture between Millennium Bridge Capital, LLC (“MBC”) and MidOcean U.S. Advisor, L.P. and MidOcean Credit Fund Management, LP (together, “MidOcean”) and is controlled by MBC. The Investment Adviser seeks to provide the Fund with a differentiated strategy to investing in Private Assets, specifically private equity and private credit strategies. The members of the Investment Committee, including through affiliates of MidBridge, have been managing Private Asset investments in the small and middle market since 2003.

The Investment Adviser was established to manage the Fund in order to seek to provide Shareholders with a targeted solution intended to provide differentiated access to high-performing, difficult-to-access North American small and middle market private equity and credit investment.

Complimentary Investment Programs

The Investment Adviser seeks to combine the experience of two established and proven alternative investment firms with a focus on the small and middle market. The Investment Adviser pairs MBC’s strong track record of private equity Portfolio Fund investing and co-investing with MidOcean’s direct private equity and private credit expertise. The Investment Adviser anticipates that its combined experience in these hard-to-access and unique sectors should provide the Fund with a significant differentiated advantage.

Direct Investment History and Experience

Formed in 2003, MidOcean has invested $4.9 billion in private equity investments since its inception (including its predecessor, DB Capital Partners), establishing itself as an experienced private equity investor in middle market companies in North America. MidOcean’s private equity expertise is expected to bring the Investment Adviser strategic differentiation in the form of:

●	Theme-Driven Approach. Strategic alignment of investment and management resources to target companies in the consumer and business services sectors.

●	Proactive Deal Sourcing. A disciplined approach to idea generation and deal sourcing in order to consistently identify, source and invest in companies that present unique opportunities for investment success.

●	Hands-On Approach. Professionals and operating partners who work closely with portfolio companies and provide resources and expertise that typically are unavailable to companies in the middle market.

Co-Investment History and Experience

Founded in 2003, MBC was one of the first private equity firms in North America to systematically invest a large portion of its capital in direct equity investments through co-investment transactions. This co-investment experience and expertise is expected to bring the Investment Adviser a differentiated advantage that is predicated on:

●	Investing with Top Producers at Leading Firms. Long-standing relationships with many leading small and middle market private equity Portfolio Funds and Portfolio Fund Managers, helping to identify the most successful individual partners within each Portfolio Fund Manager and to target co-investments sourced by those top-performing individuals.

●	Efficient Economics. Almost all of MBC’s historic co-investments were not “promoted” in that the sponsor did not charge additional management fees or carried interest. "Carried interest" is a share of the profits of an investment paid to the investment manager, i.e., a performance fee. The Investment Adviser will seek to continue this practice with respect to a substantial majority of the Fund's Direct Investments.

●	Extra Layer of Due Diligence. The Investment Adviser expects that each co-investment opportunity will undergo an independent confirmatory diligence review by at least one of the Fund’s Investment Committee members. This additional layer of diligence helps to further evaluate whether the investment opportunity is sound and has the potential to generate attractive risk-adjusted returns.

Private Credit History and Experience

Beginning in 2009, MidOcean has built an integrated credit platform with $6.8 billion in assets under management at December 31, 2023, and has a demonstrated ability to be a partner of choice for issuers seeking capital. MidOcean’s sourcing and underwriting of credit opportunities is enhanced by access to its private equity platform and operating partners. This experience is intended to provide the Investment Adviser with a strategic edge in credit investing derived from:

●	Deep Market Expertise. A long and successful track record of investing across capital structures of middle market companies and a differentiated understanding of the middle market.

●	Differentiated Sourcing. Longstanding primary and secondary market relationships generate proprietary opportunities.

●	Proprietary Market Intelligence. The Fund's Portfolio Managers have deep sector knowledge and expertise investing in securities across different strategies.

ADDITIONAL INVESTMENT POLICIES

Portfolio and Liquidity Management

The Investment Adviser intends to use a range of techniques to reduce the risk associated with the Fund’s investment strategy. These techniques may include, without limitation: (i) investing in a broad array of Direct Investments, Portfolio Funds, Portfolio Fund Managers, investment types and strategies, geographies, industries, sectors, capital structures, vintage years and maturity dates; and (ii) actively managing cash and committed borrowing facilities.

The Investment Adviser intends to manage the Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level of Private Assets. Accordingly, the Investment Adviser may make investments based, in part, on anticipated future distributions from Fund Investments as well as maturities, interest payments and trading proceeds associated with Direct Credit Investments. The Investment Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by Shareholders and any distributions made to Shareholders. To forecast portfolio cash flows, the Investment Adviser analyzes quantitative and qualitative factors, including quarterly financial statements, actual portfolio observations and qualitative forecasts by the Investment Advisers’ and its affiliates’ investment professionals.

The Fund is expected to hold Liquid Assets to the extent required for temporary defensive purposes, liquidity management or in connection with implementing changes in asset allocation. Over time, during normal market conditions, the Fund is generally not expected to hold more than 20% of its net assets in cash or cash equivalents that are not committed to future investments for extended periods of time. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by Shareholders, the Investment Adviser may cause the Fund to sell certain of its investments on the Fund’s behalf.

Borrowing by the Fund

The Fund may borrow money for a range of purposes, including to provide liquidity for capital calls by Portfolio Funds, to satisfy tender requests, to manage timing issues in connection with the inflows of additional capital and the acquisition of Fund Investments and to otherwise satisfy Fund obligations. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means. The use of borrowings for investment purposes involves a high degree of risk. Under the Investment Company Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that the Fund may not declare distributions or purchase its Shares (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. This means that at the time the borrowing is made, the value of the Fund’s borrowings may not exceed one-third the value of the Fund’s total assets (including such borrowing), or 50% of the Fund’s net assets. The foregoing requirements do not apply to Portfolio Funds in which the Fund invests unless such Portfolio Funds are registered under the Investment Company Act. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

Hedging Techniques

From time to time in its sole discretion, the Investment Adviser may employ various hedging techniques in an attempt to reduce certain potential risks to which the Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps and other arrangements such as exchange-listed and over-the-counter put and call options, rate caps, floors and collars, and futures and forward contracts. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.

The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1974, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. Under Commodity Futures Trading Commission (the “CFTC”) rules an adviser to an investment company will be subject to registration as a Commodity Pool Operator (“CPO”) if the investment company is unable to comply with certain trading and marketing limitations.

There are certain risks associated with the use of such hedging techniques. See “RISKS—Investment Related Risks—Derivative Instruments” and “RISKS—Investment Related Risks—Currency Risk.”

Temporary and Defensive Strategies

The Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Fund from achieving its investment objective. In addition, subject to applicable law, the Fund may, in the Investment Adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated repurchases of its Shares, pay expenses of the Fund or finance other operational needs. See “USE OF PROCEEDS.”

Subsidiaries

The Fund may make investments through wholly-owned Subsidiaries. These Subsidiaries will not be registered under the Investment Company Act. However, the Fund will wholly own and control any such Subsidiaries. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. Other than through a wholly- or majority-owned Subsidiary, the Fund does not intend to create or acquire primary control of any entity that primarily engages in investment activities in securities or other assets. To the extent applicable, a Subsidiary will adhere to principal investment strategies of the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies and risks.

To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund will comply with Section 18 of the Investment Company Act governing investment policies on an aggregate basis with any Subsidiary. The Fund also complies with Section 18 of the Investment Company Act governing capital structure and leverage on an aggregate basis with each Subsidiary so that the Fund treats a Subsidiary’s debt as its own for purposes of Section 18. Further, each Subsidiary will comply with the provisions of Section 17 of the Investment Company Act relating to affiliated transactions and custody.

RISKS

The following are risk factors that are reasonably likely to have a material adverse effect on the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to, a complete list of all possible risks involved in an investment in the Fund, or address unknown risks, should be carefully evaluated before determining whether to invest in the Fund.

General Risks

The Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and can assume the risks of an investment in the Fund.

No Operating History

The Fund was formed on October 28, 2022, and had not commenced investment operations prior to the date of this Prospectus. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the NAV of Shares could decline substantially.

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares

The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares.

The Fund is not an “interval fund” and, consequently, the Fund is not obligated to repurchase Shares periodically. The Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their NAV (after all applicable fees) or, in certain circumstances, at a discount, and the Investment Adviser intends to recommend to the Board that, in normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly beginning on [March 31, 2025] (or such earlier or later date as the Board may determine) and thereafter quarterly on or about each December 31, March 31, June 30, and September 30. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of Fund Investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

In considering whether to repurchase Shares during periods of financial market stress, the Board may determine not to conduct a repurchase offer or to conduct a repurchase offer of less than 5% of the Fund’s net assets when it determines that some or all of the Fund Investments cannot be liquidated at their fair market value. As an alternative, the Board may offer to repurchase Shares at a discount to their prevailing NAV that appropriately reflects market conditions, subject to applicable law. The benefit of any Shares repurchased at a discount will be for the account of the Fund.

Further, repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “REPURCHASES OF SHARES–Periodic Repurchases.” An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the Investment Company Act.

Payment In-Kind For Repurchased Shares

There can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may receive securities from a Fund Investment that are illiquid or difficult to value. In such circumstances, the Investment Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to the Fund’s Shareholders. In the event that the Fund makes such a distribution of securities, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code. See “MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS.”

Legal, Tax and Regulatory Risks

Legal, tax and regulatory changes could occur that may adversely affect or impact the Fund at any time. The legal, tax and regulatory environment for private equity funds is evolving, and changes in the regulation and market perception of such funds, including changes to existing laws and regulations and increased criticism of the private equity and alternative asset industry by regulators and politicians and market commentators, may materially adversely affect the ability of the Fund or private equity funds to pursue investment strategies, the timing of investments, and the value of the Fund’s Investments. In recent years, market disruptions and the dramatic increase in the capital allocated to alternative investment strategies have led to increased governmental and regulatory (as well as self-regulatory) scrutiny of the private equity and alternative investment fund industry in general, and certain legislation proposing greater regulation of the private equity and alternative investment fund management industry periodically is being and may in the future be considered or acted upon by governmental or self-regulatory bodies of both U.S. and non-U.S. jurisdictions. It is impossible to predict what, if any, changes may be instituted with respect to the regulations applicable to private equity funds and other private funds, Portfolio Fund Managers, the markets in which they operate and invest or the counterparties with which they do business, or what effect such legislation or regulations may have. Any regulations that restrict the ability of private funds to implement investment strategies could have a material adverse impact on their portfolios. To the extent that private funds become subject to such regulation and impact, the Fund’s performance will be adversely affected.

The SEC has adopted Rule 18f-4 under the Investment Company Act (“Rule 18f-4”), which, among other things, may impact the ability of the Fund to enter into unfunded commitment agreements, such as a capital commitment to a Portfolio Fund or as part of a Direct Investment. Under Rule 18f-4, the Fund may enter into unfunded commitment agreements notwithstanding the asset coverage requirements of Section 18 of the Investment Company Act, if the Fund reasonably believes, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations. Such regulatory restrictions, including those arising under the Investment Company Act, may cause the Fund to invest in different Portfolio Funds or Direct Investments than other clients of the Investment Adviser and its affiliates.

In addition, there is uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels, notably as respects U.S. trade, tax, healthcare, immigration, foreign and government regulatory policy. To the extent the U.S. Congress or the presidential administration implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, healthcare, tax rates, the U.S. regulatory environment and inflation, among other areas. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty. Also, developments in the tax laws of the United States or other jurisdictions where the Fund or Portfolio Fund investments could have a material effect or tax consequences to Shareholders.

Certain tax risks associated with an investment in the Fund are discussed in “MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS.”

Substantial Repurchases

Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares. See “RISKS—General Risks—Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares.”

Temporary Investments

Delays in investing the proceeds of the offering of Shares may impair the Fund’s performance. The Fund cannot assure you it will be able to identify any investments that meet its investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest proceeds on acceptable terms within the time period that the Fund anticipates or at all, which could harm the Fund’s financial condition and operating results.

Dilution from Subsequent Offerings of Shares

The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Shareholders in the Fund Investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent Fund Investments underperform the prior investments. Further, in certain cases Portfolio Fund Managers may structure performance- based compensation, with such compensation being paid only if gains exceed prior losses. The value attributable to the fact that no performance-based compensation is being paid to a Portfolio Fund Manager until its gains exceed prior losses is not taken into account when determining the NAV of the Fund. New purchases of Shares will dilute the benefit of such compensation structures to existing Shareholders.

Valuations Subject to Adjustments

The valuations reported by the Portfolio Fund Managers, based upon which the Fund determines its month-end NAV and the NAV per Share may be subject to later adjustment or revision. For example, fiscal year- end net asset value calculations of the Portfolio Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances as described in “REPURCHASES OF SHARES—Periodic Repurchases.” As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to the net asset value of a Portfolio Fund or Direct Investment adversely affect the Fund’s NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

The valuations of Shares may be significantly affected by numerous factors, some of which are beyond the Fund’s control and may not be directly related to the Fund’s operating performance. These factors include:

●	Changes in regulatory policies or tax guidelines;

●	Changes in earnings or variations in operating results;

●	Changes in the value of the Fund Investments;

●	Changes in account guidelines governing valuations of the Fund Investments;

●	Any shortfall in revenue or net income or any increase in losses from levels expected by investors;

●	Departure of the Investment Adviser or certain of its key personnel;

●	General economic trends and other external factors; and

●	Loss of major funding sources.

Cybersecurity Risk

As part of its business, the Investment Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund and personally identifiable information of Shareholders. Similarly, service providers to the Investment Adviser or the Fund, especially the Administrator, may process, store and transmit such information. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cybersecurity breaches affecting the Fund, the Investment Adviser, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cybersecurity breaches may interfere with the processing of Shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private Shareholder information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for the issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund to lose value.

The Investment Adviser has procedures and systems in place that it believes are reasonably designed to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems continually evolving and may be difficult to detect for long periods of time. Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third parties to the Investment Adviser may be susceptible to compromise, leading to a breach of the Investment Adviser’s networks. The Investment Adviser’s systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats. Online services provided by the Investment Adviser to the Shareholders may also be susceptible to compromise. Breach of the Investment Adviser’s information systems may cause information relating to the transactions of the Fund and personally identifiable information of the Shareholders to be lost or improperly accessed, used or disclosed.

Pandemic Risk

COVID-19 spread rapidly around the world after its initial emergence in December 2019 and has negatively affected (and may continue to negative affect or materially impact) the global economy, global equity markets and supply chains (including as a result of quarantines and other government-directed or mandated measures or actions to stop the spread of outbreaks). Although the long-term effects of COVID-19 (and the actions and measures taken by governments around the world to halt the spread of such virus) cannot currently be predicted, previous occurrences of other epidemics, pandemics and outbreaks of disease had material adverse effects on the economies, equity markets and operations of those countries and jurisdictions in which they were most prevalent. A recurrence of an outbreak of any kind of epidemic, communicable disease, virus or major public health issue could cause a slowdown in the levels of economic activity generally (or push the world or local economies into recession), which would be reasonably likely to adversely affect the business, financial condition and operations of the Investment Adviser and the Fund. Should these or other major public health issues, including pandemics, arise or spread farther (or continue to worsen), the Investment Adviser and the Fund could be adversely affected by more stringent travel restrictions (such as mandatory quarantines and social distancing), additional limitations on the Investment Adviser’s or the Fund’s operations and business activities and governmental actions limiting the movement of people and goods between regions.

The Fund and the Investment Adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its Investment Adviser and service providers, or the Fund’s Portfolio Companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Investment Adviser relies and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

To satisfy any repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund will be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value. In addition, any repurchase completed while the Fund has unrealized losses may cause the investors whose Shares were repurchased to crystalize their losses even if such unrealized losses do not ultimately convert into realized losses. You should review this Prospectus and the SAI to understand the Fund’s discretion to implement temporary defensive measures

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund Investments, the Fund and your investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Reporting Requirements

Shareholders who beneficially own Shares that constitute more than 5% or 10% of the Fund’s Shares are subject to certain requirements under the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Shareholders or to notify Shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisers.

Business and Structured Related Risks

Reliance on New Investment Adviser

The Fund is dependent upon the services and resources provided by the Investment Adviser. The Investment Adviser is newly formed and has not previously served as an investment adviser to a registered investment company. As a result, the Investment Adviser will be addressing certain operational and compliance requirements of the Investment Company Act for the first time in connection with the commencement of operations of the Fund.

The Investment Adviser has full discretionary authority to identify, structure, allocate, execute, administer, monitor and liquidate Fund Investments and, in doing so, have no responsibility to consult with any Shareholder. Accordingly, an investor in the Fund must rely upon the abilities of the Investment Adviser, and no person should invest in the Fund unless such person is willing to entrust all aspects of the investment decisions of the Fund to the Investment Adviser.

Reliance on Key Personnel

The Fund will depend on the investment expertise, skill and network of business contacts of the Investment Adviser. The Investment Adviser will evaluate, negotiate, structure, execute, monitor and service Fund Investments. The Fund’s future success will depend to a significant extent on the continued service and coordination of the Investment Adviser and its investment management team. The departure of certain key personnel of the Investment Adviser or its affiliates could have a material adverse effect on the Fund’s ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Investment Adviser’s’ ability to identify, analyze, invest in, finance and monitor Portfolio Funds and Portfolio Companies that meet the Fund’s investment criteria. The Investment Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, the Investment Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Investment Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Shareholders have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Fund’s investment activities to the Investment Adviser, subject to oversight by the Board.

Reliance on Service Providers

The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to Shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to Shareholders.

The Fund may agree to (i) indemnify certain service providers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the services provided, and/or to limit liability, damages, costs, or loses of certain service providers to a fixed amount which may exceed the losses incurred by the Fund. If the Fund were required to make payments (or return distributions received from Portfolio Funds or Direct Investments) in respect of any such indemnity or the Fund were to incur losses so limited, the Funds’ performance could be materially adversely affected.

Competition for Investment Opportunities

The Fund will compete for investments with other investment funds (including, but not limited to, registered investment companies, private equity funds, mezzanine funds and collateralized loan obligation (“CLO”) funds), as well as traditional financial services companies such as commercial banks, finance companies, business development companies, small business investment companies (“SBICs”) and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may strengthen. Some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund. These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. As a result, the Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure.

If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant part of the Fund’s competitive advantage stems from the fact that the market for investments in privately held companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of the Fund’s competitors in this target market could force the Fund to accept less attractive investment terms. Furthermore, many of the Fund’s competitors are not subject to the source-of-income, asset diversification and distribution requirements the Fund must satisfy to maintain its qualification as a RIC.

Valuation for Fund Investments Uncertain

Under the Investment Company Act, the Fund is required to carry Fund Investments at market value or, if there is no readily available market value, at fair value as determined by the Investment Adviser, in accordance with the Fund’s valuation policy, which has been approved by the Board. There is not a public market or active secondary market for many of the securities of the Portfolio Funds or Portfolio Companies in which the Fund intends to invest. Rather, many of the Fund Investments may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the Fund will value these securities at fair value as determined in good faith by the Investment Adviser in accordance with the valuation procedures that have been approved by the Board.

The determination of fair value, and thus the amount of unrealized gains or losses the Fund may incur in any year, is to a degree subjective, and the Investment Adviser has a conflict of interest in making the determination. The Fund values these securities monthly at fair value determined in good faith by the Investment Adviser in accordance with the valuation procedures that have been approved by the Board. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s NAV on a given date to understate or overstate materially the value that the Fund may ultimately realize upon the sale of one or more Fund Investments. See “CALCULATION OF NET ASSET VALUE.”

Amount or Frequency of Distributions Not Guaranteed

The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board. Nevertheless, the Fund cannot assure you that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may return all or a substantial portion of the proceeds from the offering of Shares in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your Shares. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the proceeds from the offering of Shares, including any fees payable to the Investment Adviser.

Uncertain Source and Quality of Funding

Proceeds from the sale of Shares will be used for the Fund’s investment opportunities, operating expenses and for payment of various fees and expenses such as the Investment Management Fee and other fees. Any working capital reserves the Fund maintains may not be sufficient for investment purposes, and it may require debt or equity financing to operate. Accordingly, in the event that the Fund develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to the Fund. Consequently, if the Fund cannot obtain debt or equity financing on acceptable terms, the ability to acquire investments and to expand operations will be adversely affected. As a result, the Fund would be less able to achieve its investment objective, which may negatively impact the Fund’s results of operations and reduce the Fund’s ability to make distributions to Shareholders.

Fluctuations in Performance

The Fund could experience fluctuations in its performance due to a number of factors, including, but not limited to, the Fund’s ability or inability to make investments in companies that meet the Fund’s investment criteria, the interest rate payable on the Direct Credit Investments the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Incentive Fee and Investment Management Fee

Any Incentive Fee payable by the Fund that relates to an increase in value of Fund Investments may be computed and paid on gain or income that is unrealized. If a Fund Investment decreases in value, it is possible that the unrealized gain previously included in the calculation of the Incentive Fee will never become realized. The Investment Adviser is not obligated to reimburse the Fund for any part of the Incentive Fee it received that was based on unrealized gain never realized as a result of a sale or other disposition of a Fund Investment at a lower valuation in the future, and such circumstances would result in the Fund paying an Incentive Fee on income or gain the Fund never received. See “MANAGEMENT OF THE FUND—Investment Management Agreement–Incentive Fee.”

In addition, the Incentive Fee and Investment Management Fee payable by the Fund to the Investment Adviser may create an incentive for the Investment Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The fact that the Investment Management Fee is payable based upon the Fund’s Managed Assets, which would include any borrowings for investment purposes, may encourage the Investment Adviser to borrow to make additional investments. Under certain circumstances, the use of borrowing may increase the likelihood of default, which would disfavor the Fund and Shareholders. Such a practice could result in the Fund investing in more speculative securities than would otherwise be in the Fund’s best interests, which could result in higher investment losses, particularly during cyclical economic downturns. Borrowing for investment purposes may result in the Fund paying a higher Investment Management Fee and thus may encourage the Investment Adviser to borrow for investment purposes. The Investment Management Fee will be payable even when the Fund has limited invested assets. Furthermore, the valuations will generally be determined by the Investment Adviser, rather than third party manager or independent valuation agent for investments in Portfolio Funds and Direct Investments managed by the Investment Adviser and its affiliates, and are subjective. A higher valuation will result in a higher Investment Management Fee or Incentive Fee to the Investment Adviser.

Competition for Resources

Neither the Investment Adviser nor its affiliates, including individuals employed by the Investment Adviser or its affiliates, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those the Fund will target. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities. Affiliates of the Investment Adviser, whose primary businesses include the origination of investments, engage in investment advisory business with accounts that compete with the Fund. Affiliates of the Investment Adviser has no obligation to make its originated investment opportunities available to the Investment Adviser or to the Fund.

Transactions with Affiliates

Affiliates of the Investment Adviser engage in financial advisory activities that are independent from, and may, from time-to-time conflict with, those of the Fund or Fund Investments. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund or Fund Investments. Affiliates of the Investment Adviser provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in Fund Investments) which (i) may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, (ii) may compete with the Fund for investment opportunities, and (iii) may invest alongside the Fund in certain transactions that are in compliance with Section 17 of the Investment Company Act. The Fund has received an Order from the SEC that permits the Fund to participate in certain investments alongside other funds managed by the Investment Adviser or certain of its affiliates that otherwise may be prohibited by Section 17 of the Investment Company Act, subject to certain conditions including (i) that a majority of the Trustees of the Board who have no financial interest in the17(d)transaction and a majority of the Independent Trustees, approve the 17(d) investment and (ii) that the price, terms and conditions of the 17(d) investment will be identical for the Fund and each other fund or account participating pursuant to the Order.

Investment Related Risks

This section discusses the types of investments that may be made, directly or indirectly, by the Fund, and some of the risks associated with such investments. It is possible that the Fund will make an investment that is not described below, and any such investment will be subject to its own particular risks.

Limited Operating History of Fund Investments

Fund Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Investment Adviser to evaluate past performance or to validate the investment strategies of such Fund Investment will be limited. Moreover, even to the extent a Fund Investment has a longer operating history, the past investment performance of any of the Fund Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Investment Adviser relies upon information provided to it by the issuer of the securities that is not, and cannot be, independently verified. Further, the results of other funds or accounts managed by the Investment Adviser, which have or have had an investment objective similar to or different from that of the Fund, may not be indicative of the results that the Fund achieves.

Unspecified Investments; Dependence on the Investment Adviser

The Investment Adviser has complete discretion to select the Fund Investments as opportunities arise. The Fund, and, accordingly, Shareholders, must rely upon the ability of the Investment Adviser to identify and implement Fund Investments consistent with the Fund’s investment objective. Shareholders will not receive or otherwise be privy to due diligence or risk information prepared by or for the Investment Adviser in respect of Fund Investments. The Investment Adviser has the authority and responsibility for asset allocation, the selection of Fund Investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Investment Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund or Fund Investments, or the terms of any such investments. There can be no assurance that the Investment Adviser will be able to select or implement successful strategies or achieve its respective investment objective. See also “RISKS—Business and Structure Related Risks–Reliance on New Investment Adviser.”

Failure to Qualify as a RIC or Satisfy the Distribution Requirement

To qualify for and maintain RIC qualifications under the Code, the Fund must meet the following annual distribution, source-of-income and asset diversification requirements. See “MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS.”

●	The annual distribution requirement for a RIC will be satisfied if the Fund distributes to Shareholders on an annual basis at least 90% of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, determined without regard to dividends paid deduction, for any taxable year. Because the Fund may borrow, it is subject to an asset coverage ratio requirement under the Investment Company Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, it could fail to qualify for RIC tax treatment and thus become subject to corporate- level income tax.

●	The source-of-income requirement will be satisfied if the Fund obtains at least 90% of its gross income for each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies (including certain deemed inclusion) derived with respect to the Fund’s business of investing in such stock or securities, foreign currencies or other income, or (b) net income derived from an interest in a qualified publicly traded partnership (“QPTP”) . If the source-of-income requirement is not met the Fund may fail to qualify for RIC tax treatment and be subject to corporate income tax.

●	The asset diversification requirement will be satisfied if the Fund meets certain asset diversification requirements at the end of each quarter of the Fund’s tax year. To satisfy this requirement, (i) at least 50% of the value of the Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of that issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under the Code, by the Fund and that are engaged in the same or similar or related trades or businesses or of securities of one or more QPTPs. Failure to meet these requirements may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of its qualification as a RIC. Because most of the Fund’s Investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Fund fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.

Difficulty Meeting the RIC Distribution Requirement

Portfolio Funds classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the source-of-income requirement, described above. In order to meet the source-of-income requirement, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount and sources of such a Portfolio Fund’s income until such income has been earned by the Portfolio Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy source-of-income requirement.

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a Portfolio Fund that limit utilization of this cure period. Because the Fund’s allocable portion of a Portfolio Fund’s taxable income will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS.”

Restrictions on Raising Capital and Borrowing

As a result of the annual distribution requirement to qualify as a RIC under the Code, the Fund may need to periodically access the capital markets to raise cash to fund new investments of the Fund. The Fund may issue debt constituting “senior securities,” as defined in the Investment Company Act (including borrowing money from banks or other financial institutions) only in amounts such that the Fund’s asset coverage, as defined in the Investment Company Act, equals at least 300% after such incurrence or issuance.

The Fund may borrow for investment purposes. If the value of the Fund’s assets declines, the Fund may be unable to satisfy the asset coverage test, which would prohibit the Fund from paying distributions and could prevent the Fund from qualifying as a RIC. If the Fund cannot satisfy the asset coverage test, the Fund may be required to sell a portion of its investments and, depending on the nature of the Fund’s debt financing, repay a portion of the Fund’s indebtedness at a time when such sales may be disadvantageous. In addition, any amounts that the Fund uses to service its indebtedness would not be available for distribution by the Fund to Shareholders.

Concentration of Investments

The Fund is non-diversified, meaning it can invest a greater portion of its assets in the securities of a small number of issuers or any single issuer than a diversified fund can. Because a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of one or a few issuers’ securities will affect the value of the Fund more than would occur in a diversified fund. There are no limitations imposed by the Investment Adviser as to the amount of Fund assets that may be invested in (i) any one Portfolio Fund, (ii) in Portfolio Funds managed by a particular Portfolio Fund Manager or its affiliates, (iii) indirectly in any single industry or (iv) in any issuer; except that the Fund may not invest 25% or more of the value of its total assets in the securities of issuers that the Investment Adviser determines are engaged in a single industry or in a Portfolio Fund or Portfolio Funds, in aggregate, that it knows concentrates its assets in a single industry. In addition, a Portfolio Fund’s investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated as to managers, industries and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs. See “MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS.”

Nature of Portfolio Companies

Portfolio Companies may include companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund Investments may also include Portfolio Companies that are in a state of distress, or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Defaulted Debt Securities and Other Securities of Distressed Companies

Fund Investments may include low grade or unrated debt securities (“high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial, highly significant risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Fixed Income Securities and Bank Loans

The Fund's investments in Direct Credit Investments will include bonds or other fixed income securities of U.S. and non-U.S. issuers, including, without limitation, bank debt, bonds, notes, debentures and commercial paper, as well as derivatives thereon. Fixed income securities pay fixed, variable or floating rates of interest. The value of fixed income securities in which the Fund invests will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income securities and bank loans can fluctuate in response to perceptions of creditworthiness, foreign exchange rates, political stability or soundness of economic policies. Fixed income securities and bank loans are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

The Fund’s investment program may include investments in bank loans and participations. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan, the Investment Adviser compares the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Fund.

Certain newer loans use standardized documentation in an attempt to facilitate loan trading. Although this may improve market liquidity, there can be no assurance that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that any level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the loan market has been small relative to the high-yield debt market.

Future Funding Obligations

The Fund may from time to time incur funding obligations that may arise in the future in connection with an investment. For example, the Fund may purchase from a lender a revolving credit facility that has not yet been fully drawn. If the borrower subsequently draws down on the facility, the Fund would be obligated to fund the amounts due.

Zero-Coupon and Deferred Interest Bonds

The Fund may invest in zero coupon bonds and deferred interest bonds, which are debt obligations issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations that provide for regular payments of interest. In addition, if the Fund invests in zero coupon bonds, the Fund will be allocated taxable income as the related to these securities but may not have the cash necessary to make tax distributions.

Equitable Subordination

Under common law principles that in some cases form the basis for lender liability claims, if a lender (i) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower or issuer to the detriment of other creditors of such borrower or issuer, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”). Due to the nature of the debt obligations, the Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the issuer should be equitably subordinated.

Non-Performing Nature of Debt

Certain debt instruments held by the Fund may become non- performing and possibly in default. Furthermore, the obligor or relevant guarantor may also enter bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments, if any, with respect to any debt that becomes non-performing or defaults.

Low Credit Quality Securities

The Fund is permitted to invest in securities that may make particularly risky investments that also may offer the potential for correspondingly high returns. As a result, the Fund may lose all or substantially all of its investment in any particular instance. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s Investment in any security. The debt securities in which the Fund is permitted to invest may be rated lower than investment grade and hence may be considered to be “junk bonds” or distressed securities.

Distressed Credit

The Fund may invest in securities of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by U.S. state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the U.S. Bankruptcy Court’s power to disallow, reduce, subordinate or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (e.g., due to failure to obtain requisite approvals), will be delayed (e.g., until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made.

Structured Investments

The Fund may invest in entities organized and operated for the purpose of restructuring the investment characteristics of other debt securities. These investments will typically consist of equity or subordinated debt securities issued by a private investment fund that invests, on a leveraged basis, in debt instruments, including primarily senior loans and high-yield bonds and mortgage- backed securities and asset-backed securities, directly or through total rate of return swaps or other credit derivatives. The cash flow on the underlying instruments may be apportioned among the newly issued security to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to such securities is dependent on the extent of the cash flow on the underlying instruments. Because the Fund will not own these assets directly, they will not benefit from rights that holders of the assets have, including indemnification and voting rights.

Exposure to structured finance securities entails various risks: credit risks, liquidity risks, prepayment risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. Structured finance securities are also subject to the risk that the servicer fails to perform. Structured finance securities are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such structured finance securities, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the structured finance instrument) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such structured finance securities.

Collateralized Loan Obligations

CLOs involve, among other things, the securitization of leveraged loans and are subject to credit, liquidity and interest rate risks, as described below. CLOs generally are limited recourse obligations of the issuer payable solely from the cashflow obligations of the corporate issuer that represent the underlying assets. Consequently, holders of the notes must rely solely on distributions of cashflows for the payment of principal and interest on their particular notes. If distributions of cashflows are insufficient to make full payment on a particular note, no other assets are available from which to pay any deficiencies. If economic conditions are unfavorable, or there is not a sufficient volume of new CLO transactions or other sources of funding, the underlying loans may either be extended or the borrowers may default. This may negatively impact the value of existing CLOs, particularly lower-rated mezzanine tranches and subordinated tranches. In addition, the performance of a CLO will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying loans, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the loans. Moreover, a rapid change in the rate of defaults may have a material adverse effect on the yield to maturity. It is therefore possible that the Fund incurs losses on its investments in CLOs regardless of their ratings by S&P, Moody’s or any other ratings agency. Securities issued by CLOs may not be readily marketable. To the extent that any secondary market does exist for the securities, the price at which they may be sold could be at a discount (which may be substantial) from the fair value of the investment and significant delays could occur in the actual sale of those securities. In addition, securities issued by CLOs are usually subject to certain transfer restrictions that may further limit their liquidity, and various regulatory requirements may restrict a potential investor’s ability to purchase those securities or make such an investment unattractive to them.

Mezzanine Investments

The Fund may invest in mezzanine debt instruments, which are expected to be unsecured and made in companies with capital structures having significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the investments may benefit from the same or similar financial and other covenants as those applicable to the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the company’s assets, some or all of such terms may not be part of particular investments and the mezzanine debt will be subordinated in recovery to senior classes of debt in the event of a default. Mezzanine investments generally are subject to various risks, including: (i) a subsequent characterization of an investment as a “fraudulent conveyance;” (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to any collateral securing the obligations.

Prepayment

The Fund is subject to the risk that the debt-related investments it makes in Portfolio Companies may be repaid prior to maturity (e.g., “prepayment risk”). When this occurs, the Fund will generally reinvest these proceeds in Liquid Assets, pending their future investment in new Portfolio Companies. These investments will typically have substantially lower yields than the debt being prepaid, and the Fund could experience significant delays in reinvesting these amounts. Any future investment in a new Portfolio Company may also be at lower yields than the debt that was repaid. As a result, the Fund’s results of operations could be materially adversely affected if one or more of the Fund’s Portfolio Companies elect to prepay amounts owed to the Fund.

Follow-on Investments

The Fund may not have the funds or ability to make additional investments in Portfolio Companies. After the Fund’s initial investment in a Portfolio Company, the Fund may be called upon from time to time to provide additional funds to such Portfolio Company or have the opportunity to increase its investment through the exercise of a warrant to purchase common stock. There is no assurance that the Fund will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on the Fund’s part to make such an investment may have a negative impact on a Portfolio Company in need of such an investment, may result in a missed opportunity for the Fund to increase its participation in a successful operation or may reduce the expected return on the investment.

Commitment Strategy

The Fund may maintain a sizeable cash position in anticipation of funding capital calls. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.

If the Fund defaults on its unfunded commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment. Any failure by the Fund to make timely capital contributions in respect of its unfunded commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, (iii) cause the Fund, and, indirectly, the Shareholders, to be subject to penalties, or (iv) otherwise impair the value of the Fund’s investments.

Control Positions

The Fund (in the case of Direct Equity Investments) and the Portfolio Funds may take control positions in Portfolio Companies. The exercise of control over a Portfolio Company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability characteristic of a corporation may be ignored, which would increase the Fund’s possibility of incurring losses.

Leverage

Portfolio Funds in which the Fund intends to invest may employ leverage through borrowings or derivative instruments and are likely to directly or indirectly acquire interests in companies with highly leveraged capital structures. If income and appreciation on investments made with borrowed funds are less than the cost of the leverage, the value of the relevant portfolio or investment will decrease. Accordingly, any event that adversely affects the value of a Portfolio Fund will be magnified to the extent leverage is employed. The cumulative effect of the use of leverage by a Portfolio Fund in a market that moves adversely to the relevant investments could result in substantial losses, exceeding those that would have been incurred if leverage had not been employed.

Derivative Investments

Portfolio Funds in which the Fund intends to invest may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by a Portfolio Fund could present significant risks, including the risk of losses in excess of the amounts invested. See “RISKS—Investment Related Risks–Hedging.”

SOFR and Other Reference Rates

To the extent that the Fund’s Investments, borrowing facilities, hedging activities, or other assets or structures are tied to interest rates based on the Secured Overnight Financing Rate (“SOFR”) or other benchmark or reference rates (each, a “Benchmark Rate”), the Fund may be subject to certain material risks, including the risk that a Benchmark Rate is terminated, ceases to be published or otherwise ceases to be broadly used by the market. Regulators, central banks, governments and other market participants. Such transition of existing instruments and contracts away from SOFR to new Benchmark Rates, and any such transition includes the potential to: increase volatility or illiquidity in markets; cause delays in or reductions to financing options for the Fund and their portfolio companies; increase the cost of borrowing; reduce the value of certain instruments or the effectiveness of certain hedges; cause uncertainty under applicable legal documentation; or otherwise impose costs and administrative burdens relating to factors that include document amendments and changes in systems. Future transitions to and from Benchmark Rates have the potential to have similar effects.

Economic, Political and Legal Risks

Fund Investments may include investments in a number of countries, including less developed countries, exposing investors to a range of potential economic, political and legal risks, which could have an adverse effect on the Fund. These may include, but are not limited to, declines in economic growth, inflation, deflation, currency revaluation, nationalization, expropriation, confiscatory taxation, governmental restrictions, adverse regulation, social or political instability, negative diplomatic developments, military conflicts and terrorist attacks.

Prospective investors should note that the capital markets in countries where Fund Investments are made may be significantly less developed than those in the United States. Certain investments may be subject to extensive regulation by national governments and/or political subdivisions thereof, which could prevent the Fund or the Portfolio Funds from making investments they otherwise would make or cause them to incur substantial additional costs or delays that they otherwise would not suffer. Such countries may have different regulatory standards with respect to insider trading rules, restrictions on market manipulation, shareholder proxy requirements and/or disclosure of information. In addition, the laws of various countries governing business organizations, bankruptcy and insolvency may make legal action difficult and provide little, if any, legal protection for investors, including the Fund and the Portfolio Funds. Any such laws or regulations may change unpredictably based on political, economic, social and/or market developments.

Uncertain Exit Strategies

Due to uncertainties relating to market conditions, some positions, especially Direct Investments, may be illiquid. Accordingly, for any given position, the Fund is unable to predict with confidence what the exit strategy will ultimately be, or that one will definitely be available at an attractive price, or at all. Exit strategies which appear to be viable or profitable when an investment is initiated may be precluded or unprofitable by the time the investment is ready to be realized due to market, economic, legal, political or other factors.

Interest Rate Risk

The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on Fund Investments and the investment opportunities and, accordingly, have a material adverse effect on the Fund’s investment objective and their respective rates of return on invested capital. To mitigate such interest rate exposure, the Fund may invest a portion of its portfolio in investments with floating interest rates. In addition, an increase in interest rates would make it more expensive to use debt for the Fund and the Fund’s financing needs, if any.

In addition, in the event of a significant rising interest rate environment, the Fund’s Portfolio Companies with floating interest rate loans could see their payments increase and there may be a significant increase in the number of the Fund’s Portfolio Companies who are unable or unwilling to repay their loans. Fund Investments in companies with adjustable- rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, Fund Investments with fixed rates may decline in value because they are locked in at below market yield.

The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities and may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Currency Risk

Although the Fund intends to invest predominantly in the United States, the Fund’s portfolio may include investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease of the Fund’s NAV. The Investment Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Investment Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Eurozone Risk

The Fund may invest directly or indirectly from time to time in European companies and assets and companies and assets that may be affected by the eurozone economy. Deterioration in the economic conditions in the eurozone and other regions or countries globally and the resulting instability in global financial markets may pose a risk to the Fund’s business. Financial markets have been affected at times by a number of global macroeconomic events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing loans on the balance sheets of European banks, and the effect of the United Kingdom (the “U.K.”) leaving the European Union (the “EU”). Global market and economic disruptions have affected, and may in the future affect, the U.S. capital markets, which could adversely affect the Fund's business, financial condition or results of operations. It cannot be assured that market disruptions in Europe and other regions or countries, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and it cannot be assured that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe or elsewhere negatively impacts consumer confidence and consumer credit factors, the Fund's business, financial condition and results of operations could be significantly and adversely affected. Moreover, there is a risk of both sector-specific and broad-based corrections and/or downturns in the equity and credit markets. Any of the foregoing could have a significant impact on the markets in which we operate and could have a material adverse impact on the Fund's business prospects and financial condition.

Russia/Ukraine Risk

In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund Investments.

Brexit Risk

The Fund may invest directly or indirectly from time to time in European companies and assets, including investments located in the UK. In June of 2016, the UK approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. Following years of negotiation and multiple deadline extensions, the UK withdrew from the EU on January 31, 2020. The effects of this withdrawal will depend, in part, on agreements the UK negotiates to retain access to EU markets either during a transitional period or more permanently including, but not limited to, current trade and finance agreements. The UK’s exit from the EU may cause significant market volatility and illiquidity, currency fluctuations, deterioration in economic activity, legal uncertainty, a decrease in business confidence, and increased likelihood of a recession in the UK. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. In addition, the Fund may make investments that may be denominated in British Pound Sterling or Euros. Because the Fund’s NAV is determined in U.S. Dollars, the depreciation of the British Pound Sterling and/or the Euro in relation to the U.S. Dollar in connection with Brexit would adversely affect the Fund’s Investments denominated in British Pound Sterling or Euros that are not fully hedged regardless of the performance of the underlying investment.

Hedging

The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the Investment Company Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase losses. Further, hedging transactions may reduce cash available to pay distributions to Shareholders. See “RISKS—Investment Related Risks—Derivative Instruments.”

Risks Relating to Accounting, Auditing and Financial Reporting, etc.

The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which the Fund Investments are located may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States. Although the Fund will be using U.S. GAAP, the assets, liabilities, profits and losses appearing in published financial statements of the Fund Investments may not reflect their financial position or operating results as they would be reflected under U.S. GAAP. Accordingly, the NAV of the Fund published from time to time may not accurately reflect a realistic value for any or all of the investments. In addition, privately held companies may not have third-party debt ratings or audited financial statements. As a result, the Fund must rely on the ability of the Investment Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in a privately held company. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act of 2002 and other rules and regulations that govern public companies. If the Fund is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and the Fund may lose money on Fund Investments. Finally, certain Fund Investments may be in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Portfolio Funds may be incomplete, inaccurate and/or significantly delayed. The Fund and the Portfolio Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the NAV of the Fund.

Risks Specific to Direct Investments

The Fund’s investment portfolio includes Direct Investments in Portfolio Companies, which may be effected through co-investments alongside Portfolio Funds and Portfolio Fund Managers. The Fund’s ability to realize a profit on such Direct Investments will be particularly reliant on the expertise of the lead investor in the transaction. There can be no assurance that the Fund will be given Direct Investment opportunities, or that any specific Direct Investment offered to the Fund would be appropriate or attractive to the Fund in the Investment Adviser’s judgment. The market for Direct Investment opportunities is competitive and may be limited, and the Direct Investment opportunities to which the Fund wishes to allocate assets may not be available at any given time. Due diligence is conducted on Direct Investment opportunities; however, the Investment Adviser may not have the ability to conduct the same level of due diligence applied to other investments. In addition, the Investment Adviser may have little to no opportunities to negotiate the terms of such Direct Investments. The Fund generally relies on the Portfolio Fund Manager or sponsor offering such Direct Investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the Direct Investment.

Risks Specific To Investments In Portfolio Funds

This section discusses certain risks related to the fact that the Fund invests in Portfolio Funds.

Investments in the Portfolio Funds Generally; Dependence on the Portfolio Fund Managers

Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s NAV may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. Certain risks related to the investment strategies and techniques utilized by the Portfolio Fund Managers are described throughout “RISKS—Investment Related Risks.” The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

Portfolio Funds Not Registered

The Fund is registered as an investment company under the Investment Company Act. The Investment Company Act is designed to afford various protections to investors in pooled investment vehicles. For example, the Investment Company Act imposes limits on the amount of leverage that a RIC can assume, restricts layering of costs and fees, restricts transactions with affiliated persons and requires that the investment company’s operations be supervised by a board of directors/trustees, a majority of whom are independent of management. However, most of the Portfolio Funds in which the Fund invests are not subject to the provisions of the Investment Company Act. In addition, certain Portfolio Fund Managers may not be registered as investment advisers under the Advisers Act. As an indirect investor in the Portfolio Funds managed by Portfolio Fund Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

In addition, the Portfolio Funds may not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A RIC which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. The Portfolio Funds in which the Fund will invest may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies, or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Portfolio Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use. There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund Managers will be protected.

Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s Investments in Portfolio Funds than might normally be available through investments in RIC vehicles.

Portfolio Funds are Generally Non-diversified

While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits. Portfolio Funds may at certain times hold large positions in a relatively limited number of investments. Portfolio Funds may target or concentrate their investments in particular markets, sectors or industries. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. As a result, the net asset values of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the NAV of the Fund.

Portfolio Fund Operations Not Transparent

The Investment Adviser does not control the investments or operations of the Portfolio Funds. A Portfolio Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Investment Adviser and that involve risks that are not anticipated by the Investment Adviser. Some Portfolio Fund Managers may have a limited operating history, and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Fund. Furthermore, there is no guarantee that the information given to the Administrator and reports given to the Investment Adviser with respect to Fund Investments will not be fraudulent, inaccurate or incomplete.

Valuation of the Fund’s Interest in Portfolio Funds

The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Board has designated the Investment Adviser as the valuation designee for the Fund pursuant to Rule 2a-5 under the Investment Company Act. In such capacity, the Investment Adviser has adopted procedures for the valuation of Fund Investments. The Investment Adviser may face conflicts of interest in serving as the Board’s valuation designee and valuing the Fund Investments, as the value of the Fund Investments will affect the Investment Adviser’s compensation. Moreover, although the Investment Adviser will periodically review Portfolio Fund Managers’ valuation methods and inputs, including at initial purchase, the Investment Adviser will not generally have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Portfolio Fund Managers.

A Portfolio Fund Manager’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Investment Adviser may not uncover errors for a significant period of time. Even if the Investment Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund Manager’s valuations of such interests could remain subject to such fraud or error, and the Investment Adviser may determine to discount the value of the interests held by the Fund or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by Portfolio Fund Managers could have a material adverse effect on the Fund if the Portfolio Fund Manager’s, the Investment Adviser’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.

Multiple Levels of Fees and Expenses

Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund, the investor bears asset-based and performance-based fees charged by the Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, offering expenses, operating costs, sales loads, brokerage transaction expenses, management fees, distribution fees, administrative and custody fees, and tender offer expenses) and, indirectly, similar expenses of the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Portfolio Fund directly or in a closed-end fund which did not invest through Portfolio Funds.

Each Portfolio Fund generally will be subject to a performance-based fee or allocation irrespective of the performance of other Portfolio Funds and the Fund generally. Accordingly, a Portfolio Fund Manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its Shareholders, even if the overall performance of the Fund is negative. Generally, asset-based fees payable to Portfolio Fund Managers of the Portfolio Funds will range from 1% to 2.5% (annualized) of the commitment amount of the Fund’s Investment, and performance-based fees or allocations are typically 10% to 20%, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. The performance- based compensation received by a Portfolio Fund Manager also may create an incentive for that Portfolio Fund Manager to make investments that are riskier or more speculative than those that it might have made in the absence of such performance-based compensation.

Investors that invest in the Fund through financial advisors or intermediaries may also be subject to account fees or charges levied by such parties. Prospective investors should consult with their respective financial advisors or intermediaries for information regarding any fees or charges that may be associated with the services provided by such parties.

Inability to Vote; Limited Capacity

To the extent that the Fund owns less than 5% of the outstanding voting securities of each Portfolio Fund, it may be able to avoid any such Portfolio Fund being deemed an “affiliated person” of the Fund for purposes of the Investment Company Act (which designation could, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Fund and other clients of the Investment Adviser). To limit its voting interest in certain Portfolio Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Portfolio Fund. These voting waiver arrangements may increase the ability of the Fund and other clients of the Investment Adviser to invest in certain Portfolio Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of such Portfolio Fund’s investors, including matters which may be adverse to the Fund’s interests. There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in certain situations where the Fund owns less than 5% of the outstanding voting securities of a Portfolio Fund. If the Fund is considered to be affiliated with a Portfolio Fund, transactions between the Fund and such Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Certain Portfolio Fund Managers’ investment approaches can accommodate only a certain amount of capital. Portfolio Fund Managers typically endeavor not to undertake to manage more capital than such Portfolio Fund Manager’s approach can accommodate without risking a potential deterioration in returns.

Accordingly, each Portfolio Fund Manager has the right to refuse to manage some or all of the Fund’s assets that the Investment Adviser may wish to allocate to such Portfolio Fund Manager. Further, continued sales of Shares would dilute the indirect participation of existing Shareholders with such Portfolio Fund Manager.

In addition, it is expected that the Fund will be able to make investments in particular Portfolio Funds only at certain times, and commitments to Portfolio Funds may not be accepted (in part or in their entirety). As a result, the Fund may hold cash or invest any portion of its assets that is not invested in Portfolio Funds in cash equivalents, short-term securities or money market securities pending investment in Portfolio Funds. To the extent that the Fund’s assets are not invested in Portfolio Funds, the Fund may be unable to meet its investment objective.

Indemnification of Portfolio Funds and Portfolio Fund Managers

The Fund may agree to indemnify certain of the Portfolio Funds and the Portfolio Fund Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of such Portfolio Funds, as well as with respect to its investment in Direct Investments. If the Fund were required to make payments (or return distributions received from such Portfolio Funds or Direct Investments) in respect of any such indemnity, the Fund could be materially adversely affected.

Risks Specific to Secondary Investments

General Risks of Secondary Investments

The overall performance of the Fund’s Secondary Investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Investment Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a Portfolio Fund interest as a Secondary Investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to Primary Investments.

Contingent Liabilities Associated with Secondary Investments

Where the Fund acquires a Portfolio Fund interest as a Secondary Investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Portfolio Fund and, subsequently, that Portfolio Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Portfolio Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Portfolio Fund, there can be no assurance that the Fund would have such right or prevail in any such claim.

Risks Relating to Secondary Investments Involving Syndicates

The Fund may acquire Secondary Investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk or the risk that a syndicate member will not perform its contractual obligations, (ii) reputation risk (the risk that the Fund may suffer damage to its reputation), (iii) breach of confidentiality by a syndicate member and (iv) execution risk or the risk of financial loss if a transaction is not executed appropriately.

Risks Specific To Co-Investments

Direct investing alongside one or more other parties in an investment (i.e., as a co-investor) involves risks that may not be present in investments made by lead or sponsoring private equity investors. As a co-investor, the Fund may have interests or objectives that are inconsistent with those of the lead private equity investors that generally have a greater degree of control over such investments. In addition, in order to take advantage of Direct Investment opportunities as a co-investor, the Fund generally will be required to hold a non-controlling interest, for example, by becoming a limited partner in a partnership that is controlled by the general partner or manager of the private equity fund offering the Direct Investment, on a co-investor basis, to the Fund. In this event, the Fund would have less control over the investment and may be adversely affected by actions taken by such general partner or manager with respect to the portfolio company and the Fund’s Investment in it. The Fund may not have the opportunity to participate in structuring investments or to determine the terms under which such investments will be made. In addition, the Fund may in certain circumstances be liable for the actions of its third-party co-venturers. Direct Investments made with third parties in joint ventures or other entities also may involve carried interests and/or other fees payable to such third party partners or co-venturers. There can be no assurance that appropriate minority shareholder rights will be available to the Fund or that such rights will provide sufficient protection to the Fund’s interests.

The above discussions and the discussions in the SAI relating to various risks associated with the Fund, Fund Investments, and Shares that are reasonably likely to have a material adverse effect on the Fund’s business, financial condition, and results of operations and are not intended to be a complete enumeration or explanation of all the possible risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the Agreement and Declaration of Trust and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Portfolio Funds or Fund Investments selected will produce positive returns, or that the Fund will achieve its investment objective.

MANAGEMENT OF THE FUND

The Board of Trustees

The Role of the Board

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. As is the case with virtually all investment companies (as distinguished from operating companies), services providers to the Fund, primarily the Investment Adviser, have responsibility for the day-to-day management and operation of the Fund. The Board does not have responsibility for the day-to-day management of the Fund, and its oversight role does not make the Board a guarantor of the Fund’s investments or activities. The Board has appointed various individuals of the Investment Adviser and hired independent third-party services providers as officers of the Fund with responsibility to monitor and report to the Board on the Fund’s operations. In conducting its oversight, the Board receives regular reports from these officers and from other senior officers of the Investment Adviser regarding the Fund’s operations.

Board Structure and Committees

As required by the Investment Company Act, a majority of the Fund’s Trustees are Independent Trustees and are not affiliated with the Investment Adviser. The Board has established two standing committees: an audit committee (“Audit Committee”) and a nominating committee (“Nominating Committee”). See below and in the SAI for additional information regarding the Audit and Nominating Committee.

The Board has formed an Audit Committee composed of all the Independent Trustees, the functions of which are: (i) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (ii) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; (iii) to assist the Board in selecting the Fund’s independent registered public accounting firm, to directly supervise the compensation and performance of such independent registered public accountants and generally to act as a liaison between the independent registered public accountants and the Board; and (iv) to review and, as appropriate, approve in advance non-audit services provided by such independent registered public accountants to the Fund, the Investment Adviser, and, in certain cases, other affiliates of the Fund.

The Board has formed a Nominating Committee composed of all the Independent Trustees, whose function, subject to the oversight of the Board, is to select and nominate persons for elections or appointment by the Board as Trustees of the Fund. The Nominating Committee will act in accordance with the Fund’s nominating committee charter. The Nominating Committee may consider nominees recommended by Shareholders.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risk and operational risk), Board oversight of different types of risks is handled in different ways. For example, the full Board could receive and review reports from senior personnel of the Investment Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee may participate in the oversight of risk management in certain areas, including meeting with the Fund’s financial officers and with the Fund’s independent public auditors to discuss, among other things, annual audits of the Fund’s financial statements and the auditor’s report thereon and the auditor’s annual report on internal control.

Board of Trustees and Officers

Any vacancy on the Board of Trustees may be filled by the remaining Trustees, except to the extent the Investment Company Act requires the election of Trustees by Shareholders. The Fund’s officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Funds are directors, officers or employees of the Investment Adviser or its affiliates. Certain of the Trustees and officers of the Fund are also directors and officers of other investments companies managed or advised by the Investment Adviser or its affiliates. To the fullest extent allowed by applicable law, including the Investment Company Act, the Agreement and Declaration of Trust indemnifies the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their services as such.

The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “MANAGEMENT OF THE FUND” in the SAI.

Portfolio Management

The following persons, comprising the Investment Committee of the Investment Adviser, are responsible for management of the Fund (the “Portfolio Managers”):

Brian Knitt | Managing Director of the Investment Adviser

Brian serves on the Investment Committee and is a Managing Director of the Investment Adviser. Brian has over 20 years of experience in private equity. Prior to joining an affiliate of the Investment Adviser in 2003, Brian spent three years focused on telecommunications and information technology investments at Meritage Funds. Brian received a B.S. in Mathematics from Colorado State University, an M.S. in Systems Management from the University of Southern California and an M.B.A. from the UCLA Anderson School of Management. While at UCLA, Brian attended the Vienna University of Economics and Business in Vienna, Austria.

Steve Tomlinson | Managing Director of the Investment Adviser

Steve is expected to serve on the Investment Committee and be a Managing Director of the Investment Adviser. Steve is expected to join upon his retirement from Kirkland & Ellis in 2025. Steve is currently a partner at Kirkland & Ellis. Steve focused on business transactions in the real estate and hospitality industries for real estate private equity sponsors, sovereign and other non-U.S, investors and real estate operating companies engaged in acquisitions and dispositions, operating company and multi-investor fund formations and investments. Steve received an A.B. from University of Michigan and an J.D. from University of Michigan Law School.

Steven Shenfeld | Managing Director of the Investment Adviser

Steve serves on the Investment Committee and is a Managing Director of the Investment Adviser. Steve currently serves as the Chairman of MidOcean’s Credit business. Prior to joining an affiliate of the Investment Adviser, Steve was a General Partner and Founder of MD Sass Macquarie Financial Strategies, LP. Steve received an B.A. from Tufts University and an M.B.A. from University of Michigan Business School.

Deborah Hodges | Managing Director of the Investment Adviser

Debbie serves on the Investment Committee and is a Managing Director of the Investment Adviser. Debbie Hodges currently serves as MidOcean’s Chief Operating Officer and Chief Compliance Officer. Prior to joining an affiliate of the Investment Adviser, Debbie was Chief Operating Officer of DB Capital Partners. Debbie received an B.A. from Princeton University and an M.B.A. from Kellogg Graduate School of Management.

Messrs. Knitt is a dual employee of the Investment Adviser and Seneca Management, LLC (“Seneca”), an affiliate of the Investment Adviser. Messrs. Tomlinson serves as a “Senior Adviser” for Seneca and is expected to be an employee of the Investment Adviser upon his retirement from Kirkland & Ellis is 2025. Ms. Hodges is a dual employee of the Investment Adviser and MidOcean PE, an affiliate of the Investment Adviser. Mr. Shenfeld is a dual employee of the Investment Adviser and MidOcean Credit, an affiliate of the Investment Adviser. Each of Ms. Hodges and Messrs. Knitt and Shenfeld have been employed by the Investment Adviser since 2024.

Investment decisions for the Fund are made solely by the Investment Committee and require unanimous approval of the Portfolio Managers.  From time to time, in order to facilitate the timely and efficient execution of certain investments, the Investment Committee may authorize a subset of the Portfolio Managers to approve investments within guidelines approved by the entire Investment Committee.

The SAI provides additional information about the Fund’s primary Portfolio Managers’ compensation, other accounts managed by them and their ownership of any Shares of the Fund.

The Investment Adviser

MidBridge Advisors LP, located at 101 University Boulevard, Suite 310, Denver, Colorado, 80206 serves as the Investment Adviser of the Fund and is responsible for determining and implementing the Fund’s overall investment strategy. The Investment Committee, including through affiliates of the Investment Adviser, have been managing Private Asset investments since 2003. The Investment Adviser is an investment adviser registered with the SEC under the Advisers Act.

The Investment Adviser is a joint venture between affiliates of MBC and MidOcean and is controlled by MBC. MBC and MidOcean provide the Investment Adviser with experienced personnel to serve on the Investment Committee. The Investment Adviser has its own resources, staffing and compliance infrastructure, and the Investment Committee members are subject to the compliance program of the Investment Adviser.

MBC, through Seneca, offers investment advisory services exclusively to private equity funds, other pools of committed capital and separately managed accounts. Seneca’s investment strategy combines a “fund-of-funds” component whereby investment commitments are made to other private equity direct investment funds (typically North American leveraged buyout and growth equity funds) and a Direct Investment component whereby co-investments are made with private equity funds and other transaction sponsors in individual portfolio companies.

MidOcean offers investment advisory services to private funds, other pools of committed capital, including European collective investment schemes and mutual funds, and separately managed accounts. MidOcean employs separate private equity and credit-based investment strategies. MidOcean’s PE’s investment strategy is predicated on making control-oriented investments in U.S.-based middle market companies. MidOcean Credit invests in non-investment grade U.S. alternative credit for a variety of strategies across the risk-return spectrum.

Seneca, MidOcean PE and MidOcean Credit are investment advisers registered with the SEC under the Advisers Act.

The Investment Adviser and its affiliates, including Seneca and MidOcean, may serve as investment managers to other funds that have investment programs that are similar to the investment program of the Fund, and the Investment Adviser or one of its affiliates may in the future serve as the investment manager or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

Investment Management Agreement

Under the terms of the Investment Management Agreement, the Investment Adviser is responsible for the operational and governance aspects of the Fund, including providing office space and other support services, the selection and management of the Fund’s service providers and distributions and DRIP. The Investment Adviser is subject to the ultimate supervision of, and any policies established by, the Board of Trustees. The Investment Management Agreement will become effective as of the Initial Closing Date, and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees, cast in person (or as otherwise permitted by the SEC) at a meeting called for the purpose of voting on such approval. The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board or the Investment Adviser.

The Investment Management Agreement provides that, in the absence of willful misfeasance, reckless disregard or gross negligence of its duties to the Fund, the Investment Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Investment Management Agreement also provides that the Fund will indemnify, to the fullest extent permitted by law, the Investment Adviser and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable that arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, reckless disregard or gross negligence of its duties to the Fund.

The basis for the Board of Trustees’ initial approval of the Fund’s Investment Management Agreement will be provided in the Fund’s initial Shareholder report for the period ending [September 30, 2024]. The basis for subsequent continuations of the Fund’s Investment Management Agreement will be provided in annual or semi-annual reports to Shareholders for the periods during which such continuations occur.

Investment Management Fee

In consideration for the investment advisory and other services provided by the Investment Adviser, the Fund will pay the Investment Adviser a quarterly Investment Management Fee at an annual rate of [1.25]% based on the value of the Fund’s Managed Assets calculated and accrued monthly as of the last day of each month. For purposes of determining the Investment Management Fee payable to the Investment Adviser, the value of the Fund’s Managed Assets will be calculated prior to the inclusion of the Investment Management Fee and Incentive Fee payable to the Investment Adviser or to any purchases or repurchases of Shares of the Fund, except as noted below, or any distributions by the Fund. “Managed Assets” means the total assets of the Fund (including any assets attributable to any borrowings or other indebtedness or preferred shares that may be issued) minus the Fund’s liabilities other than liabilities relating to borrowings or other indebtedness.

The Investment Management Fee is payable in arrears within 5 business days after the completion of the NAV computation for the quarter. Purchased Shares are incorporated into the beginning of month NAV and included in the computation of the Investment Management Fee payable. Share repurchases are included in the computation of the Investment Management Fee and Incentive Fee payable through the Valuation Date (as defined herein) as described in “REPURCHASE OF SHARES.” The Investment Management Fee and Incentive Fee, if any, is paid to the Investment Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund. This Investment Management Fee is separate from the Incentive Fee that the Investment Adviser receives in the event that specified investment returns are achieved by the Fund.

Incentive Fee

At the end of each calendar quarter of the Fund, the Investment Adviser will be entitled to receive an Incentive Fee equal to [12.5]% of the difference, if positive, between (i) the net profits of the Fund for the relevant period and (ii) the balance, if any, of the Loss Recovery Account at the start of the relevant period. For the purposes of the Incentive Fee, the term “net profits” shall mean (i) the amount by which the NAV of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) plus (ii) the aggregate distributions accrued during the period.

The Fund will maintain a Loss Recovery Account, which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Net losses are defined as the amount by which the NAV of the Fund on the last day of the relevant period is less than the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses).

For the avoidance of doubt, any change in the NAV of the Fund directly as a result of subscriptions or repurchases during each measurement period are not included for purposes of the “net profits” or “net losses” calculations. Shareholders of the Fund will benefit from the Loss Recovery Account in proportion to their holdings of Shares, although such benefit may vary depending on when a Shareholder purchases or redeems Shares and the balance in the Loss Recovery Account at such time.

The Investment Adviser does not return to the Fund amounts paid to it on net profits that the Fund has not yet received in cash if such amounts are not ultimately received by the Fund in cash. If the Fund does not ultimately receive amounts in cash, a loss would be recognized, which would increase the amount of the Loss Recovery Account and reduce future Incentive Fee payments.

Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s Investments may be computed and paid on gain or income that is unrealized, and the Investment Adviser is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If a Fund Investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. Thus, the Fund could have paid an Incentive Fee on income or gain the Fund never received.

Reimbursement Arrangements

The services of all investment professionals and staff of the Investment Adviser, when and to the extent engaged in providing investment management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Investment Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in the Investment Management Agreement.

In addition to the fees and expenses to be paid by the Fund under the Investment Management Agreement, the Investment Adviser and its affiliates are entitled to reimbursement by the Fund of the Investment Adviser’s and its affiliates’ cost of providing the Fund with certain non-advisory services. If persons associated with the Investment Adviser or any of its affiliates, including person who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund at the request of the Fund, the Fund reimburses the Investment Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund (which costs may include an allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. If the Investment Adviser or its affiliates seek reimbursements of such costs, such action may cause the Fund’s expenses to be higher than the expenses shown herein, perhaps by a material amount. The Investment Adviser may, in its sole discretion, waive or not seek reimbursement for accounting, legal, clerical or administrative services to the Fund.

Pursuant to the Expense Limitation Agreement, the Investment Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure annual operating expenses do not exceed [1.00]% per annum of the average monthly net assets of each class of Shares, excluding (i) the Investment Management Fee; (ii) the Incentive Fee; (iii) any Distribution and Servicing Fee; (iv) all fees and expenses of Portfolio Funds and Direct Investments in which the Fund invests (including all acquired fund fees and expenses); (v) transactional costs associated with consummated and unconsummated transactions, including legal costs and brokerage commissions, associated with the acquisition, disposition and maintenance of investments in Portfolio Funds and Direct Investments; (vi) interest; (vii) taxes; (viii) brokerage commissions; (ix) dividend and interest expenses relating to short sales; and (x) extraordinary expenses (expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence). With respect to each class of Shares, the Fund agrees to repay the Investment Adviser any fees waived under the Expense Limitation Agreement or any expenses the Investment Adviser reimburses in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause the Fund’s annual operating for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Investment Adviser, whichever is lower. Any such repayments must be made within three years after the year in which the Investment Adviser incurred the expense. The Expense Limitation Agreement will continue until at least [June 30, 2025], and may be renewed by the Investment Adviser thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The Expense Limitation Agreement may be terminated by the Board, including a majority of the Independent Trustees, upon thirty days’ written notice to the Investment Adviser. The Expense Limitation Agreement may not be terminated by the Investment Adviser without the consent of the Board, including a majority of the Independent Trustees.

DISTRIBUTOR, DISTRIBUTION AND SERVICE PLAN

Distributor

[Ultimus Fund Distributors, LLC] is the Distributor, whose principal business address is [225 Pictoria Drive, Suite 450, Cincinnati, OH 45246] acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Distribution Agreement (the “Distribution Agreement”) between the Fund and the Distributor. Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased. Pursuant to the Distribution Agreement, the Distributor is solely responsible for the costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. The indemnification will not apply to the actions of the Distributor, its officers, or employees in cases of their willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of their duties.

After the initial term of two years, the Distribution Agreement will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved by a majority of the entire Board cast in person (or as otherwise permitted by the SEC) at a meeting called for that purpose or by a majority of the outstanding voting securities of the Fund and, in either case, also by a majority of the Independent Trustees.

The Distributor may retain additional selling agents or other financial intermediaries to place Shares. Such selling agents or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. See “PURCHASING SHARES.” Selling agents typically receive the sales load with respect to Class A Shares purchased by their clients. While neither the Fund nor the Distributor impose an initial sales charge on Class I or Class D Shares, if a Shareholder buys Class D Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge Shareholder transaction or other fees in such amount as they may determine. Investors should consult their financial advisors at such selling agents or financial intermediaries.

The Investment Adviser, or its affiliates, including the Distributor, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. The additional compensation may differ among selling agents or financial intermediaries in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Investment Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Distribution And Service Plan

The Fund has adopted a Distribution and Service Plan for its Class A and Class D Shares to pay to the Distributor a Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own such Shares. These activities include marketing and other activities primarily intended to result in the sale of Class A Shares and Class D Shares and activities related to administration and servicing of Class A and Class D accounts. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms or Rule 12b-1, as required by its exemptive relief, permitting the Fund to, among other things, issue multiple classes of Shares.

Under the Distribution and Service Plan, Class A Shares and Class D Shares pay a monthly Distribution and Servicing Fee to the Distributor at an annual rate of 0.75% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class. The Distribution and Servicing Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Distribution and Servicing Fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable. Class I Shares are not subject to any Distribution and Servicing Fee and do not bear any expenses associated therewith. The Distribution and Servicing Fee payable will be determined and accrued as of the last day of each calendar month.

ADMINISTRATION

The Fund has retained the Administrator, [Ultimus Fund Solutions LLC], whose principal business address is [225 Pictoria Drive, Suite 450, Cincinnati, OH 45246], to provide certain administrative services, including fund administration, fund accounting and transfer agency services to the Fund pursuant to a master services agreement between the Fund and the Administrator (the “Master Services Agreement”). NexTier, who can be reached at PO Box 847 Morrisville, NC, provides compliance, financial and accounting services to the Fund pursuant to a compliance and principal financial officer ("PFO") services agreement (the “Compliance and PFO Services Agreement”). The Fund pays NexTier a monthly retainer for providing the Fund’s Chief Compliance Officer and Principal Financial Officer and related compliance and accounting services (the “NexTier Fee”). The Administration Fee and NexTier Fee is paid to the Administrator and NexTier out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator and NexTier for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees paid to the Administrator are accrued and paid monthly by the Fund and are based on the average monthly value of the Fund’s Managed Assets, subject to a minimum annual fee, as well as certain other fixed, per-account or transaction fees.

The Administrator administers the Fund’s operations in such manner and to such extent as may be authorized by the Board. Administration services include, but are not limited to: (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Fund in accordance with U.S. GAAP and procedures defined in consultation with the Investment Adviser; (5) assisting in the preparation of semi-annual and annual financial statements of the Fund in accordance with U.S. GAAP, quarterly reports of the operations of the Fund and information required for U.S. federal and applicable state and local income tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Investment Adviser.

The Master Services Agreement continues in effect, unless earlier terminated by the Fund of the Administrator, for a term of five years. Thereafter, unless otherwise terminated, the Master Services Agreement shall be renewed automatically for successive one-year periods. Either party may terminate the Master Services Agreement with or without cause, but only upon the expiration of the initial term or any renewal term, by giving the other party at least 60 days’ prior written notice. Either party may terminate the Master Services Agreement with good cause (as defined under the Master Services Agreement) on at least thirty days’ written notice to the other party.

Under the Master Services Agreement, the Administrator is liable for any damages resulting from the willful misfeasance, bad faith or gross negligence of the Administrator as a result of the performance or reckless disregard by the Administrator of its obligations and duties under the agreement. In addition, the Administrator will not be liable for any special, incidental, punitive, consequential or exemplary damages or lost profits, of any kind whatsoever under any provision of the Master Services Agreement or for any such damages arising out of any act of failure to act thereunder.

CUSTODIANS

[U.S. Bank] and [The Northern Trust Company] are the Fund’s Custodians. [U.S. Bank] serves as the Primary Custodian of the assets of the Fund. [The Northern Trust Company] serves as the Secondary Custodian regarding certain of the Fund’s assets. The Custodians may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodians or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. [U.S. Bank]’s principal business address is [425 Walnut Street, Cincinnati, OH 45202]. [The Northern Trust Company’s] principal business address is [XXXXXX].

FUND EXPENSES

The Fund bears all expenses and costs incurred (as well as those incurred by a special purpose vehicle established by the Investment Adviser on behalf of the Fund and any Subsidiary wholly-owned and controlled by the Fund) in the conduct of the Fund’s business, including, without limitation the following:

(a)	all out-of-pocket expenses incurred in connection with the conduct of the Fund’s investment program, including, but not limited to: (i) any fees and expenses related to identifying, developing, evaluating, negotiating, structuring, obtaining regulatory approvals for, purchasing, trading, settling, monitoring, holding and disposing of Fund Investments (including potential investments that are not ultimately made), (ii) due diligence costs and expenses (which shall include costs and expenses relating to due diligence of and bidding on investment opportunities and attendance at investor meetings by one or more representatives of the Investment Adviser), (iii) any travel and accommodation expenses incurred, (iv) all fees and expenses due to any legal, financial, accounting, consulting, or other advisers, (v) all fees, costs and expenses of lenders, investments banks and other financing sources in connection with arranging financing for a proposed investment that is not ultimately made, (vi) risk management expenses, (vii) any fee, deposit or down payments of cash or other property that are paid or forfeited in connection with a proposed investment that is not ultimately made and travel costs associated with monitoring of Fund Investments, (viii) all fees and expenses incurred in co-investment transactions including investment management and incentive fees paid to sponsors of co-investments and (ix) to the extent not included above, costs incurred with respect to Direct Credit Investments;

(b)	legal, accounting, tax, consulting, depositary, valuation and other expenses relating to the administration and operation (including investment operations) of the Fund, including the cost of any third-party or affiliated administrators, fund accountants, advisors (including, for example, lawyers, accountants, consultants, experts and specialists), transfer agents, depositaries, information management systems (whether maintained at the Investment Adviser or not) and data or other service providers and/or vendors, which costs may include an allocable share of the salaries and overhead of employees of affiliates of the Investment Adviser who provide these services to the Fund;

(c)	audit and certification fees and expenses and the costs of printing and distributing related reports;

(d)	principal, interest and other expenses associated with any borrowings or other financing by the Fund (including costs and expenses of lenders, investment banks and other financing sources in connection with the arranging of such borrowings and any related expenses or professional fees incurred in connection with any procedure reports for lenders and any indemnification obligations);

(e)	the Investment Management Fee and Incentive Fee;

(f)	Distribution and Servicing Fees;

(g)	Distributor costs;

(h)	fees and expenses of Trustees not also serving in an executive officer capacity for the Fund or the Investment Adviser and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Board or investors of the Fund that are regularly scheduled, permitted, or required to be held under the terms of the fund’s governing documents, the 1940 Act, or other applicable law;

(i)	the cost of effecting sales and repurchases of Shares and other securities;

(j)	costs incurred in connection with investor reporting and preparing, printing and distributing reports and other communications, including repurchase offer correspondence or similar materials, to Shareholders and potential investors, including information technology costs related thereto;

(k)	insurance, indemnity and litigation expenses, including the cost of liability insurance and a fidelity bond for the Fund and directors' and officers’ liability insurance, cybersecurity insurance, and any related premiums;

(l)	the cost and expenses associated with applicable legal, tax, regulatory and statutory requirements, including compliance with any Fund-related agreements and agreements with investors and any audit by a regulatory authority;

(m)	the compensation of the Fund’s Chief Compliance Officer and the salary of any compliance personnel of the Investment Adviser and its affiliates who provide compliance-related services to the Fund, provided such salary expenses are properly allocated between the Fund and other affiliates, as applicable, and any costs associated with the monitoring, testing and revision of the Fund’s compliance policies and procedures required by Rule 38a-1 under the 1940 Act and the compensation of officers who are not employees or affiliated persons of the Investment Adviser, such as the Fund’s Chief Financial Officer, Principal Executive Office, and Principal Financial Officer;

(n)	any and all fees and expenses associated with any third-party examinations or audits (including other similar services) of the Fund or the Investment Adviser that are attributable to the operation of the Fund;

(o)	all taxes and any fees or other governmental charges levied against the Fund;

(p)	all custody, transfer, registration and similar expenses incurred by the Fund and all brokerage and finders’ fees and commissions and discounts incurred by the Fund in connection with the Fund’s operations, activities, investments or business;

(q)	all initial organizational and initial and ongoing offering costs, fees and expenses and the marketing of, and sale and offering of, the Shares, including legal, accounting, valuation, filing, capital raising, travel and accommodations incurred, and printing expenses;

(r)	costs associated with reporting and compliance obligations under applicable federal and state securities laws, including compliance with the 1940 Act and the Sarbanes- Oxley Act of 2002;

(s)	recordkeeping, custody and transfer agency fees and expenses of the Fund;

(t)	all costs associated with any restrictions or reorganization of any Fund Investments;

(u)	all expenses of computing the Fund’s NAV, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisal and valuation services provided by third parties;

(v)	all other expenses incurred by the Fund in connection with the operation and administration of the Fund’s business;

(w)	all applicable sales loads;

(x)	all applicable Early Repurchase Fees;

(y)	all fees associated with the Master Services Agreement and Compliance and PFO Services Agreement;

(z)	all fees associated with the Custodians;

(aa)	any extraordinary expenses (as discussed below); and

(bb)	such other types of expenses as may be approved from time to time by the Board.

Extraordinary expenses includes all expenses incurred by the Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity (including, without limitation, pursuant to the indemnification obligations described under “SUMMARY OF THE AGREEMENT AND DECLARATION OF TRUST–Limitation of Liability; Indemnification”); expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of Shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

Except for Fund Expenses, the Investment Adviser will bear all of its own routine overhead expenses, including rent, utilities, salaries, general office equipment and communications expenses. In addition, the Investment Adviser is responsible for the payment of the compensation and expenses of those members of the Board and officers of the Fund affiliated with the Investment Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Investment Adviser and its affiliates may be entitled to receive topping, break-up, monitoring, directors’ organizational, set-up, advisory, investment banking, syndication and other similar fees in connection with the purchase, monitoring or disposition of Fund Investments or from unconsummated transactions. Any such fees earned in respect of the Fund Investments shall be for the benefit of the Fund.

The Portfolio Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. In addition, the Portfolio Funds will pay asset-based fees to their Portfolio Fund Managers and generally may pay performance-based fees or allocations to their Portfolio Fund Managers, which effectively reduce the investment returns of the Portfolio Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund directly. As an investor in the Portfolio Funds, the Fund will bear a portion of the expenses and fees of the Portfolio Funds. Such indirect fees and expenses are borne by the Fund.

The Fund will bear its organizational costs of approximately [$XXX,XXX]. The Fund has additionally incurred offering costs of approximately [$XXX,XXX]. The Investment Adviser has agreed to advance the Fund’s organizational costs and offering costs already incurred and any additional costs incurred prior to the commencement of operations of the Fund. Organizational costs are expensed as incurred and are subject to recoupment by the Investment Adviser in accordance with the Fund’s Expense Limitation Agreement. See "Management of the Fund—Reimbursement Arrangements." The Fund’s offering costs are being capitalized and amortized over the 12-month period beginning on the Initial Closing Date. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares, which will be expensed as they are incurred.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest, including, but not limited to, those set forth in further detail below.

Affiliates

The Investment Adviser and its affiliates engage in financial advisory activities that are independent from, and may from time-to-time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Adviser and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; and which may compete with the Fund for investment opportunities. In addition, the Investment Adviser, its affiliates and its respective clients may themselves invest in securities that would be appropriate for the Fund or the Portfolio Funds and may compete with the Portfolio Funds for investment opportunities. By acquiring Shares of the Fund, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under the provisions of applicable state law or Federal securities law which cannot be waived or modified.

Although the Investment Adviser and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Adviser or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Adviser and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, Trustees, managers, members, officers and employees of the Investment Adviser and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Adviser or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, Trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Investment Adviser has adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

Affiliates of the Investment Adviser may in the future have other clients with investment objectives that are similar to or compete with the Fund’s investment objective, including private funds and managed accounts. The Fund has received an order from the SEC that permits the Fund to engage in 17(d) investments alongside funds and other accounts managed by certain affiliates of the Investment Adviser subject to certain conditions.

Allocation of the Investment Adviser’s and its Affiliates’ Time

The Fund substantially relies on the Investment Adviser to manage the day-to-day activities of the Fund and to implement the Fund’s investment strategy. The Investment Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to the Fund. For example, the Investment Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Investment Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Investment Adviser, its affiliates and each of its officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other advisees of the Investment Adviser and its affiliates. The Investment Adviser and its employees will devote only as much of their time to the Fund’s business as the Investment Adviser and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Investment Adviser, its employees and certain affiliates may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to the Fund.

Nevertheless, the Fund believes that the members of the Investment Adviser’s senior management, including the Investment Committee, have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that the Investment Adviser and its affiliates and executive officers will devote the time required to manage the business and expect that the amount of time a particular executive officer or affiliate devotes to the Fund will vary during the course of the year and depend on the Fund’s business activities at the given time.

Compensation Arrangements

The Investment Adviser may receive substantial fees from the Fund in return for its services, and these fees could influence the advice provided by the Investment Adviser. Among other matters, the compensation arrangements could affect the Investment Adviser’s judgment with respect to offerings of equity by the Fund, which allow the Investment Adviser to earn increased Investment Management Fees.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to elect to be treated, beginning with the taxable year ending September 30, 2024, and intends to qualify annually, as a RIC under the Code. The Fund intends to distribute at least 90% of its annual net taxable income (net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) to its Shareholders. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. Unless Shareholders elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Shares under the DRIP. Any distributions reinvested under the DRIP will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund Investments), non-capital gains proceeds from the sale of assets (including Fund Investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Companies and expense reimbursements from the Investment Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Investment Adviser. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of the Fund’s borrowings.

DIVIDEND REINVESTMENT PLAN

The Fund has adopted an “opt-out” DRIP. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund. The Fund expects to coordinate distribution payment dates so that the same NAV that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase NAV for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvestment may terminate participation in the DRIP at any time by written instructions to that effect to [Ultimus]. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to that Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by [Ultimus] 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, [Ultimus], on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share for the relevant class of Shares.

[Ultimus] will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. [Ultimus] will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. [Ultimus] will distribute all proxy solicitation materials, if any, to participating Shareholders

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, [Ultimus] will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither [Ultimus] nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to MidBridge Private Markets Fund c/o [Ultimus Fund Distributors, LLC at 4221 N. 203rd Street, Suite 100 Elkhorn, NE 68022 (direct overnight mail) or c/o Ultimus Fund Distributors, LLC at P.O. Box 541150, Omaha, Nebraska 68154]. Certain transactions can be performed by calling the toll free number 1-833-627-6157.

DESCRIPTION OF SHARES

The Fund is a Delaware statutory trust formed on October 28, 2022. The Fund’s Agreement and Declaration of Trust authorizes the issuance of an unlimited number of Shares. The Shares being offered have no par value per Share.

The Fund is authorized to offer three separate classes of Shares designated as Class A Shares, Class D Shares, and Class I Shares. The Fund has received an exemptive order from the SEC that permits the Fund to issue multiple classes of Shares and to impose asset-based distribution fees and early-withdraw fees as applicable. While the Fund is authorized to offer three classes of Shares, it may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of the Class A Shares, Class D Shares, and Class I Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and NAVs resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) the addition of sales loads; (7) any conversion features, as permitted under the Investment Company Act. Any additional offering of classes of Shares will require approval by the Board. Any additional offering of Shares will also be subject to the requirements of the Investment Company Act, which provides that such Shares may not be issued at a price below the then-current NAV, exclusive of the sales load, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s common shareholders.

An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, if applicable, and ongoing fees and expenses for each Share class are expected to be different. The estimated fees and expenses for each class of Shares of the Fund are set forth in “SUMMARY OF FUND EXPENSES.”

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholder that relates solely to that class.

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.

Outstanding Shares

As of the date of this Prospectus, there were no outstanding Shares of the Fund.

PURCHASING SHARES

The following section provides basic information about how to purchase Shares of the Fund. The Distributor acts as the distributor of the Shares of the Fund on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Shares will be continuously offered through the Distributor. Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any changes or services will be provided to customers by the financial intermediary through which they purchase Shares. Prospective investors purchase Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediaries’ procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

General Purchase Terms

The minimum initial investment in the Fund by any investor in Class A Shares is $50,000, the minimum investment for Class D Shares is $50,000, and the minimum initial investment for Class I Shares is $1,000,000. The minimum additional investment in the Fund by any investor is $10,000, except for additional purchases pursuant to the DRIP.

The Board reserves the right to accept lesser amounts below these minimums for Trustees of the Fund and employees of the Investment Adviser, its affiliates and vehicles controlled by such employees. With respect to Class I Shares, the Board intends to approve a minimum initial investment of $25,000 for Trustees of the Fund and employees of the Investment Adviser, its affiliates and vehicles controlled by such employees. The minimum initial and additional investments may be reduced by either the Fund or the Distributor in the discretion of each for certain investors based on consideration of various factors, including the investor’s overall relationship with the Investment Adviser or Distributor, the investor’s holding in other fund affiliated with the Investment Adviser or Distributor, and such other matters as the Investment Adviser or Distributor may consider relevant at the time, through Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by either the Fund or the Distributor in the discretion of each for clients of certain registered investment advisers, broker dealers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediaries’ overall relationship with the Investment Adviser or Distributor, the type of distribution channels offered by the intermediary and such other factors as the Investment Adviser or Distributor may consider relevant at the time. Generally, the Fund in its sole discretion, may accept investments below these minimums, so long as denominations are not less than $25,000 (except in special situations approved by the Board, the minimum denomination may be reduced to $10,000 and incremental contributions are not less than $1,000).

In addition, the Fund may, in the discretion of the Investment Adviser or Distributor, aggregate the accounts of clients of registered investment advisers, broker dealers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Investment Adviser or the Distributor, the Fund may also aggregate the accounts of clients of certain registered investment advisers, broker dealers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers, broker dealers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediaries’ overall relationship with the Investment Adviser or Distributor, the type of distribution channels offered by the intermediary and such other factors as the Investment Adviser or Distributor may consider relevant at the time.

Also, Shareholders meeting otherwise meeting the Fund’s minimum investment for a class may purchase Shares as gifts for relatives so long as denominations are not less than $25,000 and incremental contributions to those interests are not less than $10,000. The purchase price of Shares on the Initial Closing Date will be $10.00 per Share, and thereafter the purchase price for Shares is based on the NAV per Share as of the date such Shares are purchased. Fractions of Shares will be issued to one one-hundredth of a Share.

Class A Shares are sold at the public offering price, which is the NAV of a Class A Share plus an initial maximum 3.5% sales load. This means that part of a prospective investor’s investment in the Fund will be used to pay the sales load.

Front-End Sales Charge As a % of Offering Price	Class R Shares – Sales Charge Schedule Front-End Sales Charge As a % of Net Investment	Dealer Reallowance As a % of Offering Price
3.50%	3.63%	3.50%

Class I Shares and Class D Shares are not subject to any initial sales load.

Shares will generally be offered for purchase as of the first business day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. For purposes of this Prospectus, a “business day” means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. An Investor who misses the acceptance date will have the acceptance of its investment in the Fund delayed until the following month. Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in United States dollars.

Each initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due (i) 3 business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar month (the “Acceptance Date”), where funds are remitted by wire transfer, or (ii) 10 business days prior to the Acceptance Date, where funds are remitted by check.

A prospective investor is required to review, complete, and execute a subscription document. The subscription document is designed to provide the Fund with important information about the prospective investor (including investor certifications). A prospective investor must also submit a completed subscription document at least 5 business days before the Acceptance Date. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares at any time. The Board may also suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any sales load, fees or expenses. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, a prospective investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed subscription document are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and subscription document for processing in the next offering.

Pending any closing, funds received from prospective investors will be placed in an account with the Transfer Agent. On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor.

Prospective investors whose subscriptions to purchase Shares are accepted by the Fund will become Shareholders by being admitted as Shareholders. An existing Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement by the acceptance date and funding such amount by the deadline.

Share Class Considerations

When selecting a share class, you should consider the following:

●	which share classes are available to you;

●	how much you intend to invest;

●	how long you expect to own the shares; and

●	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which class of Shares of the Fund is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may vary the actual sales charged, if applicable, as well as impose additional fees and charges on each class of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Class A Shares

Class A Shares are available to any eligible investor. Unless eligible for a sales load waiver, investors purchasing Class A Shares will pay a sales load based on the amount of their investment in the Fund. The sales load payable by each Shareholder may be up to 3.50%. The sales load for Class A Shares will be deducted out of the Shareholder’s purchase amount, and will not constitute part of Shareholder’s capital contribution to the Fund or part of the assets of the Fund. No sales load may be charged without the consent of the Distributor.

Investors may be able to buy Class A Shares without a sales load, if applicable (i.e., “load-waived”), when they are: (i) reinvesting distributions; (ii) a current or former Trustee of the Fund; or (iii) purchasing Class A Shares through a financial intermediary that has a special arrangement with the Fund. It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. As the Fund has not commenced operations as of the date of the Prospectus, there are no financial intermediaries that have special arrangements with the Fund. To receive a reduced sales load, notification must be provided at the time of subscription. Notice should be provided to the financial intermediary through whom the subscription is made so it can notify the Fund.

The Fund does not intend to make Class A Shares operational until [_____, 2025].

Class D Shares

Class D Shares are sold at the prevailing NAV per Class D Share and are not subject to any upfront sales charge. Class D Shares, however, are subject to a Distribution and Servicing Fee at an annual rate of 0.25% of the net assets of the Fund attributable to Class D Shares.

Class D Shares are generally available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares, (ii) through participating broker dealers that have alternative fee arrangements with their clients to provide access to Class D Shares, (iii) through investment advisers that are registered under the Advisers Act or applicable state law and direct clients to trade with a broker dealer that offers Class D Shares and (iv) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers.

The Fund does not intend to make Class D Shares operational until [_____, 2025].

Class I Shares

Class I Shares are sold at the prevailing NAV per Class I Share and are not subject to any upfront sales charge. Class I Shares also are not subject to any Distribution and Servicing Fee. Class I Shares are available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (ii) by institutional accounts as defined by FINRA Rule 4512(c), (iii) through bank-sponsored collective trusts and bank-sponsored common trusts, (iv) by retirement plans (including a Trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company), foundations or endowments, (v) through certain financial intermediaries that are not otherwise registered with or as a broker dealer and that direct clients to trade with a broker dealer that offers Class I Shares, (vi) through investment advisers registered under the Advisers Act or applicable state law that are also registered with or as a broker dealer, whose broker dealer does not receive any ongoing compensation from the Fund or from the Distributor, (vii) by the Fund’s officers and Trustees and their immediate family members, as well as officers and employees of the Investment Adviser, its affiliates and their immediate family members, (viii) by participating broker dealers and their affiliates, including their officers, directors, employees, and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130, and (ix) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Shares of the Fund you may be eligible to purchase.

If you are eligible to purchase all three classes of Shares, then you should consider that Class I Shares have no upfront sales charges and no Distribution and Servicing Fees. Such expenses are applicable to Class A and Class D Shares and will reduce the NAV or distributions of the other share classes. If you are eligible to purchase Class A and Class D Shares but not Class I Shares, then you should consider that Class D Shares have no upfront sales charges and lower annual Distribution and Servicing Fees. Investors should also inquire with their broker dealer or financial representative about what additional fees may be charged with respect to the Share class under consideration or with respect to the type of account in which the Shares will be held.

Exchange of Shares Between Classes

Assuming the exchange meets the eligibility requirements of the class into which such Shareholder seeks to exchange and the Fund has received proper instruction from the financial intermediary to effect such exchange and consents to such exchange, (i) a financial intermediary may, in its discretion, determine to exchange a Shareholder’s Shares at such Shareholder’s request and (ii) in certain cases, where a holder of Class A Shares or Class D Shares is no longer eligible to hold such class of Shares based on the Shareholder’s arrangements with its financial intermediary, (a) such holder’s Class A Shares may be exchanged into an equivalent NAV amount of Class D Shares or Class I Shares and (b) such holder’s Class D Shares may be exchanged into an equivalent NAV amount of Class I Shares.

An investor may be permitted to exchange Shares between classes on an elective basis, provided that, among other things: (1) the investor’s aggregate investment would have met the minimum initial investment requirements in the applicable class at the time of purchase and continues to meet those requirements; (2) the Shares are otherwise available for offer and sale; and (3) the investment meets all other requirements for investing in the applicable class. When an individual investor cannot meet the minimum initial investment requirements of the applicable class, exchanges of Shares from one class to the applicable class may be permitted if such investor’s investment is made by an intermediary that has discretion over the account and has invested other clients’ assets in the Fund, which when aggregated together with such investor’s investment, meet the minimum initial investment requirements for the applicable class. Investors will not be charged any fees by the Fund for such exchanges. Ongoing fees and expenses incurred by a given class will differ from those of other share classes, and an investor receiving new Shares in an exchange may be subject to lower total expenses following such exchange. Exchange transactions will be effected only into an identically registered account. While exchange transactions will generally not be treated as a redemption for federal income tax purposes, investors should consult their tax advisors as to the federal, foreign, state and local tax consequences of an exchange. The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

REPURCHASE OF SHARES

No Right of Redemption

The Fund is not a liquid investment. The Fund is a non-diversified, closed-end management investment company. Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No Shareholder (or other person holding Shares acquired from a Shareholder) will have the right to require the Fund to redeem its Shares. No public market exists for Shares, and none is expected to develop in the future. As a result, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below. Accordingly, Shareholders should consider that they may not have access to the funds they invested in the Fund for an indefinite period of time.

Periodic Repurchases

The Fund is not an “interval fund” and, consequently, the Fund is not obligated to repurchase Shares. The Board, from time to time and in its sole discretion, may provide Shareholders with a limited degree of liquidity by offering to repurchase Shares pursuant to written tenders by Shareholders. Repurchase offers, if any, will be made to all holders of Shares.

The Investment Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly beginning on [March 31, 2025] (or such earlier or later date as the Board may determine) and thereafter quarterly on or about each December 31, March 31, June 30 and September 30.

Subject to the considerations described above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. Therefore, the Fund may determine not to conduct a repurchase offer at a time that the Fund normally conducts a repurchase offer. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.

In certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund’s Investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

In determining whether the Fund should offer to repurchase Shares thereof from its Shareholders pursuant to written requests, the Board will consider the recommendation of the Investment Adviser. The Board also may consider the following factors, among others, in determining whether to repurchase Shares and the number of Shares to be repurchased:

●	Whether any Shareholders of the Fund have requested to tender Shares to the Fund;

●	The working capital and liquidity requirements of the Fund;

●	The relative sizes of the repurchase requests and the Fund;

●	The past practice of the Fund in repurchasing Shares in the Fund;

●	The condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

●	The anticipated U.S. federal income tax consequences of any proposed repurchases of Shares in the Fund; and

●	The Fund’s investment plans, the liquidity of its assets (including fees and costs associated with liquidating Fund Investments), and the availability of information as to the value of its interests in underlying Portfolio Companies, Portfolio Funds and other Fund Investments.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. The Fund will provide payment with respect to at least 95% of the repurchase offer within 65 days of the Expiration Date (as defined below) of each repurchase offer, and may hold back up to 5% of repurchase offer proceeds until after the Fund’s year-end audit. Any such proceeds that are held back will be paid no later than 5 business days after the completion of such audit. Shareholders whose Shares are accepted for repurchase bear the risk the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase.

Procedures for Repurchase of Shares

The following is a summary of the procedures expected to be employed by the Fund in connection with the repurchase of Shares. Additional information with respect to such procedure will be included in the materials provided by the Fund to Shareholders in connection with each repurchase offer. If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity.

The Board will determine that the Fund will offer to repurchase Shares pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Shareholders. When the Board determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. The amount due to any Shareholder whose Shares are repurchased will be equal to the value of the Shareholder’s Shares being repurchased, based on the Fund’s NAV, as of the Valuation Date (as defined below), after reduction for all fees and expenses of the Fund for all periods through the Valuation Date (including, without limitation, the Investment Management Fee, Administration Fee, any Incentive Fee and any Early Repurchase Fee), any required U.S. federal tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Shares being repurchased.

Each repurchase offer generally is expected to commence approximately 30 days prior to the last business day of each calendar quarter, or on such other day as determined by the Board, in its sole discretion (the last business day of each such calendar quarter or such other day being a “Valuation Date”). The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date. Fund Shares are expected to be repurchased within 60 days following the relevant Valuation Date (such date, the “Repurchase Date”), and will be effective as of such Valuation Date. The Valuation Date and the Expiration Date are generally expected to be the same date. As such, the Repurchase Date for each repurchase offer should occur within 65 calendar days after the Expiration Date of such offer.

The Fund generally expects to repurchase its Shares with cash, although it reserves the ability to issue payment for the repurchase of Shares through a distribution of portfolio securities. The Fund does not generally expect to distribute securities as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions and/or proceeds from its investments in the form of securities that are transferable to Shareholders. Securities which are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the Investment Adviser’s valuation procedures and will be distributed to all tendering Shareholders on a proportional basis.

Each Shareholder whose Shares have been accepted for repurchase will continue to be a Shareholder of the Fund until the Repurchase Date (and thereafter if the Shareholder retains Shares following such repurchase) and may exercise its voting rights with respect to the repurchased Shares until the Repurchase Date. Moreover, the account maintained in respect of a Shareholder whose Shares have been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Shareholder’s account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

Payments in cash for repurchased Shares may require the Fund to liquidate certain Fund Investments earlier than the Investment Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Fund also may need to maintain higher levels of cash or borrow money to pay repurchase requests in cash. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which is not reasonably practicable for the Fund to dispose of its investments or to determine its NAV, and other unusual circumstances. Shareholders have the right to withdraw their written tenders after the expiration of 40 business days from the commencement of the offer, if not yet accepted by the Fund for payment.

The Board has discretion to hold back a portion of the amount due to tendering Shareholders, which shall not exceed 5% of the total amount due to such Shareholders. The second and final payment for the balance due shall be paid no later than 5 business days after the completion of the annual audit of the Fund’ financial statements for the fiscal year in which the appliable repurchase is effected, with such balance being subject to adjustment as a result of the Fund’s annual audit or as a result of any other corrections to the Fund’s NAV as of the Valuation Date for the repurchase. If, based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Shares were repurchased was incorrect, the Fund shall decrease such Shareholder’s account balance by the amount of any overpayment and redeem for no additional consideration a number of Shares having a value equal to such amount, or increase such Shareholder’s account balance by the amount of any underpayment and issue for no additional consideration a number of Shares having an aggregate value equal to such amount, as applicable, in each case as promptly as practicable following the completion of such audits.

A 2.00% Early Repurchase Fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until such Shares are repurchased. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interest of the Fund. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an Early Repurchase Fee, it will do so consistently with the requirements of Rule 22d-1 under the Investment Company Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the Early Repurchase Fee will apply uniformly to all Shareholders regardless of Share class. Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Shares.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, the Fund may redeem all of the Shareholder’s Shares. To the extent a Shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the Shareholder requests to have repurchase, the Shareholder may maintain a balance of Shares of less than $10,000 following such Share repurchase.

In the event that the Investment Adviser or any of its affiliates holds Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, with written notice to the other Shareholders.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures describe above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’ compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

Mandatory Redemption by the Fund

In accordance with the terms and conditions of the Agreement and Declaration of Trust, the Fund may cause a mandatory redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) that Shareholder or person’s Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Shareholder; (ii) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Investment Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Shares by such Shareholder may be harmful or injurious to the business or reputation of the Fund or the Investment Adviser, or may subject the Fund or any Shareholders or to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of Shares; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Shares in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Shareholder.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “ELIGIBLE INVESTORS.” Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, each of the transferee and transferor own less than $10,000 worth of Shares. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Agreement and Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Agreement and Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Adviser, and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Agreement and Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

CALCULATION OF NET ASSET VALUE

The Fund will calculate the NAV of each class of Shares as of the close of business on the last business day of each month and in connection with the Fund’s offer to purchase Shares, on each date that Shares are to be repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). Pursuant to Rule 2a-5 under the Investment Company Act, the Board has designated the Investment Adviser as the “valuation designee” to perform fair value determinations in good faith for investments held by the Fund without readily available market quotations, subject to the oversight of the Board and in accordance with the Investment Adviser’s valuation policy and procedures. In determining its NAV, the Fund will value its investments as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund (including the NAV of each class of Shares, including interest accrued but not yet received), less all of its liabilities (including accrued fees and expenses, dividends payable and any borrowings of the Fund), each determined as of the relevant Determination Date. The NAV of Class A Shares, Class D Shares and Class I Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the NAV of Class A Shares, Class D Shares and Class I Shares will vary over time as a result of the differing fees and expenses applicable to each class.

The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made and that the Investment Adviser believes to be reliable. The Investment Adviser generally will value the Fund’s Investments in accordance with Certification Topic ASC 820 of the Financial Accounting Standards Board (“ASC 820”).

Private Equity and Private Credit Investments

The Investment Adviser generally values the Fund’s investments in Portfolio Funds and certain Direct Investments using the “practical expedient” in accordance with ASC 820. Portfolio Funds are generally valued based on the latest net asset value reported by a Portfolio Fund Manager or general partner. Similarly, many Direct Investments are generally valued based on the valuation information provided by the lead or sponsoring private investors. In general, it is anticipated that such valuation information from these Portfolio Fund Managers or from lead or sponsoring private investors will generally not be available until 60 days or more after each quarter-end, especially pending receipt of audit financial information. Therefore, the most recently provided valuation information about these Direct Investments and Portfolio Funds for purposes of calculating the Fund’s monthly NAV are typically adjusted by the Investment Adviser pursuant to the Investment Adviser’s valuation procedures to estimate the fair value, on a monthly basis, of the interests in such Portfolio Funds, as described below. To the extent the Investment Adviser is either unable to utilize the practical expedient under ASC 820, or where the Investment Adviser determines that use of the practical expedient is not appropriate as it will not result in a price that represents the current value of an investment, the Investment Adviser will make a fair value determination of the value of the investment. Alternative valuation methodologies may include market and income methodologies such as earnings and multiple analysis, discounted cash flows or third-party valuations.

In making a fair valuation determination, the Investment Adviser considers the most recent reported value by the Portfolio Fund or lead or sponsoring private investors. The Investment Adviser will typically review any cash flows since the reference date of the last net asset value for a Portfolio Fund or Direct Investment received by the Fund from a Portfolio Fund Manager until the Determination Date and adjust the reported value by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distribution from the net asset value as reported by the Portfolio Fund Manager. The Investment Adviser may also consider other factors of which it has knowledge and that it believes may be relevant, which may include one or more of the following: (i) the type of investment, including the types of investments held by a Portfolio Fund, and whether there may be known factors not reflected in the valuations supplied by a Portfolio Fund or lead or sponsoring private investors, such as material changes in the business or operations of the issuer, including the discontinuance of operations or an important component of operations or the commencement of insolvency or reorganization proceedings of a Portfolio Company owned by the Fund, or any market for its securities; (ii) any relevant operational or non-investment issues that may affect the investment or the Portfolio Fund; (iii) the value of publicly traded securities, if any, held by a Portfolio Fund; (iv) the valuation of the same investments held by different Portfolio Funds, different private investors or third parties independent of the Investment Adviser; and (v) any other information, factor or set of factors that may affect the valuation of the Fund’s Investment in the Direct Investment or Portfolio Fund. Other adjustments may occur from time to time. In addition, the Investment Adviser conducts a due diligence review of the valuation methodology used by each Portfolio Fund or lead or sponsoring private equity investors, as applicable. To keep abreast of each Portfolio Fund’s activities, the Investment Adviser reviews their periodic reports as well as the reports of the underlying portfolio companies in which the Portfolio Funds invest, to the extent which such underlying company reports are made available. The Investment Adviser monitors the continuing appropriateness of the valuation methodology being used for the Fund’s Investments.

Direct Credit Investments may also be valued using market price quotations, recently executed transactions or cash flow models.

Prospective investors should be aware that there can be no assurance that the valuation of interests in Portfolio Funds or Direct Investments as determined under the procedures described above will in all cases be accurate to the extent that the Fund and the Investment Adviser do not generally have access to all necessary financial and other information relating to the Portfolio Funds or Direct Investments to determine independently the NAV of the Fund’s interests in those Portfolio Funds or Direct Investments. The results of the Investment Adviser’s fair valuation of securities whose market value is not readily ascertainable are based upon the Investment Adviser’s assessment of the fair value of such securities.

Investments valued at fair value by the Investment Adviser are subject to a new valuation determination upon the next monthly valuation of the Fund. The Investment Adviser periodically reviews its valuation determinations with the Fund’s auditor and responds to any inquiries by such auditor regarding the Investment Adviser’s valuation methodologies.

Liquid Assets

Fund Investments in Liquid Assets generally are valued according to the following procedures:

Publicly traded debt instruments are valued by using readily available market quotations from independent pricing vendors, broker quotes for situations where the independent pricing vendors did not receive a price or by a third party pricing service that has been approved by the Investment Adviser. All positions valued with vendor pricing or broker quotes are market at the mid of the bid and ask prices for each respective position. The Investment Adviser monitors the reasonableness of valuations provided by third-party pricing services.

If they are traded on a Determination Date, equity securities that are listed or traded on a national exchange will be valued at the last quoted sale price. Likewise, equity securities that are traded on NASDAQ will be valued at the NASDAQ official closing price if the securities are traded on the Determination Date. If securities are listed on more than one exchange, and if the securities are traded on the Determination Date, they will be valued at the last quoted sale price on the exchange on which the security is principally traded. If there is no sale of the security on the Determination Date, the Fund will value the securities at the last reported sale price, unless the Investment Adviser’s valuation committee believes such price no longer represents the fair market value and elects to value the security at fair value pursuant to the Investment Adviser’s valuation policy and procedures. If the validity of such quoted prices appears to be questionable or if such quoted prices are not readily available, then the securities will be valued at fair value pursuant to the Investment Adviser’s valuation policy and procedures. Market quotations may be deemed not to represent fair value in certain circumstances where the Investment Adviser reasonably believes that facts and circumstances applicable to an issuer, seller or purchaser or to the market for a particular security cause current market quotations not to reflect the fair value of the security. Examples of these events could include situations in which material events are announced after the close of the market on which a security is primarily traded, a security trades infrequently causing a quoted purchase or sale price to become stale, or a security’s trading has been halted or suspended.

Generally, trading in U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the Fund’s NAV are determined as of such times.

Private Assets and Other Fair Value Considerations

On a monthly basis, for Private Assets for which no market quotations are available (other than interests in Portfolio Funds and certain Direct Investments, as described above) and for which independent appraisals of current value can readily be obtained, valuations will be based on such appraisals. Otherwise, valuation of Private Assets (other than interests in Portfolio Funds and certain Direct Investments, as described above) will remain at cost except that original cost valuation will be adjusted based on a determination of such investment’s fair value.

In instances where there is reason to believe that the valuation of a security or other investment valued pursuant to the procedures described above does not represent the current value of such security or investment, or when a security or investment cannot be valued pursuant to the procedures described above, the fair value of the investment will be determined by the Investment Adviser taking into account various factors, as relevant, as provided for in the Investment Adviser’s valuation procedures, which may include: (i) the nature and price (if any) of the investment and the nature and expected duration of the event, if any, giving rise to the valuation issue; (ii) whether market quotations for the investment are available, pricing history of the security and trading volumes on markets, exchanges or among dealers; (iii) information as to any transactions or offers with respect to the security; (iv) volatility of the security or a related index; (v) possible valuation methodologies that could be used to determine the fair value of the investment, including valuation by reference to other financial instruments, including trading in similar securities, depository receipts, derivative instruments, including options pricing models, closed-end or exchange-traded fund trading or exchange- traded baskets of securities; (vi) cost of the investment and, for restricted securities, any discount from the market value of unrestricted securities of the same class at the time of purchase and the existence of a shelf registration for restricted securities; (vii) changes in interest rates; (viii) government actions or pronouncements or other news events; (ix) analyst reports; (x) fundamental analytical data and internal models; (xi) whether other portfolios managed by the Investment Adviser or its affiliates hold the same or similar investments and the method used to value the investments in those portfolios; (xii) whether the issuer of the investment has other securities outstanding and, if so, how those securities are valued; (xiii) recent and pending corporate developments; and (xiv) the liquidity or illiquidity of the market for the investment.

Prospective investors should be aware that fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s issuance (including through dividend or distribution reinvestment) or repurchase of Shares through repurchase offers at NAV at a time when it owns investments that are valued at fair value may have the effect of diluting or increasing the economic interest of existing Shareholders.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of certain material U.S. federal income tax considerations applicable to the Fund, to its qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in the Fund’s Shares, and to the acquisition, ownership, and disposition of the Fund’s Shares. This discussion applies only to beneficial owners that acquire the Fund’s Shares in this initial offering at the offering price.

This discussion does not purport to be a complete description of the tax considerations applicable to the Fund or its Shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including Shareholders that are not U.S. Shareholders (as defined below), Shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, Shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, a person that holds the Fund’s Shares as part of a straddle or a hedging or conversion transaction, real estate investment trusts (“REITs”), RICs, U.S. persons with a functional currency other than the U.S. dollar, Shareholders that are not U.S. Shareholders (as defined below) engaged in a trade or business in the United States or entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations (“CFCs”), and passive foreign investment companies (“PFICs”). This discussion does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax nor does it discuss the special treatment under U.S. federal income tax laws that could result if the Fund invests in tax-exempt securities or certain other investment assets or realizes such income through investments in Portfolio Funds that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes. This discussion is limited to Shareholders that hold the Fund’s Shares as capital assets (within the meaning of the Code), and does not address owners of a Shareholder. This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this Prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought, and will not seek any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of the Fund’s Shares that is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	a trust, if a court within the United Stats has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds the Fund’s Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Prospective beneficial owners of the Fund’s Shares that are partnerships or partners in partnerships are urged to consult their tax advisors with respect to the partnership’s purchase, ownership and disposition of Shares.

Tax matters are complicated and the tax consequences to a Shareholder of an investment in the Fund’s Shares will depend on the facts of such Shareholder’s particular situation. Shareholders are strongly encouraged to consult their tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of the Fund’s Shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.

Election to be Taxed as a Regulated Investment Company

The Fund intends to elect to be treated, and intends to operate in a manner so as to continuously qualify annually thereafter, as a RIC under the Code. The Fund intends to make a timely election to be treated as a corporation for U.S. federal income tax purposes in order to make a valid RIC election. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its Shareholders as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) to Shareholders generally will be taxable to Shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to Shareholders. The Fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of its investment company taxable income (which generally is the Fund’s net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that the Fund qualifies as a RIC.

The Fund’s qualification and taxation as a RIC depends upon its ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.

Qualification and Taxation as a Regulated Investment Company

If the Fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its Shareholders.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect or so elects) and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from the Portfolio Funds, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. In addition, the Fund may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax, thereon. In either event described in the preceding two sentences, the Fund will only pay the excise tax on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

●	Elect to be treated and qualified as a registered management company under the Investment Company Act at all times during each taxable year;

●	derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities, or foreign currencies (including certain deemed inclusion) derived with respect to the Fund’s business of investing in such stock or securities, foreign currencies or other income, or (b) net income derived from an interest in a QPTP (collectively, the “90% Gross Income Test”); and

●	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

○	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of that issuer; and

○	no more than 25% of the value of its assets are invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) or of two or more issuers that are controlled, as determined under the Code, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

The Fund has an opt-out DRIP. The tax consequences to Shareholders of participating in the DRIP are discussed below. See “MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS–Taxation of U.S. Shareholders.”

The Fund may have investments, either directly or through the Portfolio Funds, that require income to be included in investment company taxable income in a year prior to the year in which the Fund (or the Portfolio Funds) actually receives a corresponding amount of cash in respect of such income. For example, if the Portfolio Funds hold, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly through the Portfolio Funds, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated by the Portfolio Funds.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to Shareholders. In addition, expenses may be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the Investment Company Act, the Fund generally is not permitted to make distributions to its Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.

If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a “C” corporation, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund’s best interest.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), such as the Portfolio Funds, or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a Subsidiary that is treated as a corporation for U.S. federal income tax purposes. In such a case, any income from such investments is generally not expected to adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income generally would be subject to U.S. corporate federal income tax (and possibly state and local taxes), which the Fund would indirectly bear through its ownership of such Subsidiary.

Further, for purposes of calculating the value of the Fund’s Investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s Investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a Regulated Investment Company

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If the Fund were to fail to meet the income, diversification, or distribution tests described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Fund’s Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year.

Fund Investments

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as nonqualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause it to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that the Fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include both the Direct Investments, activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any Portfolio Fund (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes).

A Portfolio Fund in which the Fund invests may face financial difficulties that require the Fund to work-out, modify or otherwise restructure its investment in Portfolio Fund. Any such transaction could, depending upon the specific terms of the transaction, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

Securities and other Financial Assets

Gain or less recognized by the Fund from securities and other financial assets acquired by it, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held a particular security or other financial asset.

Non-U.S. Investments, including PFICs and CFCs

The Fund’s Investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

If the Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements. See “MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS–Qualification and Taxation as a Regulated Investment Company” above.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC (as discussed above). In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.

Non-U.S. Currency

The Fund’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pay such expenses or liabilities may be treated as ordinary income or loss by the Fund. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Hedging and Derivative Transactions

In connection with Fund’s investment strategies, the Fund may choose to enter into certain hedging and derivative transactions, including through the use of certain options, futures contracts, forward contracts (including forward currency contracts), straddles and foreign currencies. Such transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Shareholders.

Taxation of U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares beneficially owned by U.S. Shareholders. If you are not a U.S. Shareholder this section does not apply to you. Whether an investment in the Fund is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund by a U.S. Shareholder may have adverse tax consequences. U.S. Shareholders are urged to consult their tax advisors about the U.S. tax consequences of investing in the Fund.

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.

Distributions on, and Sale or Other Disposition of, the Fund’s Shares

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions the Fund pays to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally are taxable to U.S. Shareholders at the preferential rates applicable to long-term capital gains. Distributions of the Fund’s net capital gains (which generally are the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. Shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such U.S. Shareholder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

The Fund generally expects to make distributions in cash but retains the discretionary ability to make distributions of in-kind of securities. Shareholders are urged to consult their tax advisors as to the possibility of the Fund distributing securities in-kind, as well as the specific tax consequences of owning and disposing any securities actually distributed in-kind by the Fund.

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay U.S. federal corporate income tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder’s cost basis for its Shares. The amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. Shareholder’s liability for U.S. federal income tax. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

A portion of the Fund’s ordinary income dividends paid to corporate U.S. Shareholders may, if the distributions consist of qualifying distributions received by the Fund and certain other conditions are met, qualify for the 50% dividends received deduction to the extent that the Fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Fund. The Fund expects only a small portion of the Fund’s dividends to qualify for this deduction. A corporate U.S. Shareholder may be required to reduce its basis in its Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. Shareholders are urged to consult their tax advisors in determining the application of these rules in their particular circumstances.

U.S. Shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above NAV, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

The Fund expects to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to the Fund’s DRIP, the Fund may choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares is substituted, and the Fund’s U.S. Shareholders will be subject to tax on such amount as though they had received cash.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate-level tax rates on the amount retained, and therefore designate the retained amount as a “deemed dividend.” In this case, the Fund may report the retained amount as undistributed capital gains to its U.S. Shareholders, who will be treated as if each U.S. Shareholder received a distribution of its pro rata share of this gain, with the result that each U.S. Shareholder will (i) be required to report its pro rata share of this gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, the Fund must provide written notice to its Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Fund and received by the Fund’s U.S. Shareholders on December 31 of the year in which the distribution was declared.

If a U.S. Shareholder receives Shares in the Fund shortly before the record date of a distribution, the value of the Shares will include the value of the distribution and such U.S. Shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder redeems, sells or otherwise disposes of its Shares in the Fund. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in the Shares sold, redeemed, or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of the Fund’s Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of the Fund’s Shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, any disallowed loss is generally added to the U.S. Shareholder’s adjusted tax basis of the acquired Shares.

In general, U.S. Shareholders that are individuals, trusts or estates are taxed at preferential rates based on their net capital gain. Such rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain and ordinary income at the same maximum rate. A non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year information on Form 1099-DIV to assist Shareholders in preparing their tax returns. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Distributions by the Fund out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although under recently released U.S. Treasury regulations, qualified REIT dividends earned by the Fund may qualify for the Section 199A deduction. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. Shareholder’s particular situation.

Legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC, to the Internal Revenue Service and to taxpayers. U.S. Shareholders are urged to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Income from Repurchases of Shares

In General. A U.S. A U.S. Shareholder who participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment” below, be treated either as recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Under each of these approaches, a U.S. Shareholder’s realized income and gain (if any) would be calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally would be allowed to recognize a taxable loss (if the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased).

Sale or Exchange Treatment. In general, the tender and repurchase of the Fund’s Shares should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

●	results in a “complete termination” of such U.S. Shareholder’s ownership of Shares in the Fund;

●	results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or

●	is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders are urged to consult their tax advisors regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any of the Fund’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution are urged to consult their tax advisors.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. Shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. Shareholders. However, if a U.S. Shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

Distribution Treatment. If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of investment to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. Shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares.

Provided certain holding period and other requirements are satisfied, certain non-corporate U.S. Shareholders generally will be subject to U.S. federal income tax at a maximum rate of 20% on amounts treated as a dividend. This reduced rate will apply to: (i) 100% of the dividend if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund this year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. Such a dividend will be taxed in its entirety, without reduction for the U.S. Shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. Shareholder’s Shares is treated as the receipt by the U.S. Shareholder of a dividend, the U.S. Shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the U.S. Shareholder.

To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. Shareholder, (i) it may be eligible for a dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations, and (ii) it may be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. Shareholders are urged to consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances. No portion of any dividend is expected to be eligible for the dividends received deduction.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable stock distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All Shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Taxation of Tax-Exempt Investors

Under current law, the Fund generally serves to prevent the attribution to Shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax- exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares of the Fund in excess of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year, such Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement.

U.S. Shareholders are urged to consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Net Investment Income Tax

An additional 3.8% surtax applies to the net investment income of non-corporate U.S. Shareholders (other than certain trusts) on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Information Reporting and Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable U.S. Shareholders (a) who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the Fund that this U.S. Shareholder is subject to backup withholding. Certain U.S. Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the U.S. Shareholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a U.S. Shareholder to furnish a certified TIN to the Fund could subject the U.S. Shareholder to a penalty imposed by the IRS.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require that the Fund obtains information sufficient to identify the status of each Shareholder under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a Shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that Shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends the Fund pays. If a payment is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign Shareholders.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their distributions from the Shares. Shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Shares.

ALL SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, OF AN INVESTMENT IN THE FUND’S SHARES.

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), and persons who are fiduciaries with respect to an “individual retirement account” (an “IRA”), Keogh Plan or another arrangement or entity which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. Fiduciaries of such plans or arrangements also should confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any “benefit, right or feature” affecting the qualified status of the plan or arrangement, which may be of particular importance for participant-directed plans given that the Fund sells Shares only to Eligible Investors, as described herein. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of Benefit Plans that are not subject to Title I of ERISA but that are subject to Section 4975 of the Code (such as IRAs and Keogh Plans) should consider carefully these same factors.

The DOL has adopted regulations, which, along with Section 3(42) of ERISA (collectively, the “Plan Assets Rules”), treat the assets of certain pooled investment vehicles as “plan assets” for purposes of, and subject to, Title I of ERISA and Section 4975 of the Code (“Plan Assets”). The Plan Assets Rules provide, however, that, in general, funds registered as investment companies under the Investment Company Act are not deemed to be subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans. Accordingly, the underlying assets of the Fund should not be considered to be the Plan Assets of the Benefit Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Investment Adviser should not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

The Fund will require a Benefit Plan (and each person causing such Benefit Plan to invest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan’s investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest Plan Assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Benefit Plans may be required to report certain compensation paid by the Fund (or by third parties) to the Fund’s service providers as “reportable indirect compensation” on Schedule C to IRS Form 5500 (“Form 5500”). To the extent that any compensation arrangements described herein constitute reportable indirect compensation, any such descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for “eligible indirect compensation,” as defined for purposes of Schedule C to Form 5500.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential investors that are Benefit Plans and their fiduciaries should consult their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, non-U.S. plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and also should consult their own advisers as to the propriety of an investment in the Fund.

By acquiring Shares of the Fund, a Shareholder acknowledges and agrees that any information provided by the Fund, the Investment Adviser or any of their respective affiliates (including information set forth in the Prospectus and this SAI) is not a recommendation to invest in the Fund and that none of the Fund, the Investment Adviser or any of their respective affiliates is undertaking to provide any investment advice to the Shareholder (impartial or otherwise), or to give advice to the Shareholder in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Investment Adviser or any of its affiliates is for the provision of investment advice to the Shareholder.

ELIGIBLE INVESTORS

Each prospective investor in the Fund will be required to certify that it is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act and an “accredited investor” within the meaning of Rule 501 under the Securities Act. The criteria for qualifying as a “qualified client” and “accredited investor” are set forth in the subscription document that must be completed by each prospective investor.

In addition, Shares are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes, although the Fund may offer Shares to non-U.S. persons on a limited basis, subject to appropriate diligence by the Investment Adviser and in compliance with applicable law. The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Shareholders who request to purchase additional Shares will be required to qualify as Eligible Investors and to complete an additional investor certification prior to any additional purchase.

Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisors in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus and the Agreement and Declaration of Trust before deciding to invest in the Fund.

SUMMARY OF THE AGREEMENT AND DECLARATION OF TRUST

The Trust was established as a statutory trust under the laws of the State of Delaware by the Certificate of Trust dated October 28, 2022. The Amended and Restated Agreement and Declaration of Trust dated April 26, 2024 provides that by virtue of becoming a Shareholder of the Trust, each Shareholder shall be held expressly to have agreed to be bound by the provisions of the Agreement and Declaration of Trust. A prospective investor and his or her advisor should carefully review the Agreement and Declaration of Trust. The following is a summary description of additional items and of select provisions of the Agreement and Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Agreement and Declaration of Trust.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be Shareholders of the Fund. The Investment Adviser may invest in the Fund as a Shareholder.

In addition, to the extent permitted by the Investment Company Act and conditions of the exemptive relief granted by the SEC, the Fund reserves the right to issue additional classes of Shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.

Voting

Each Shareholder will have the right to cast a number of votes, based on the value of such Shareholder’s Shares, at any meeting of Shareholders called as provided in the Fund’s Agreement and Declaration of Trust and By-Laws. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

Liability of Shareholders

Under the Delaware Statutory Trust Act and the Agreement and Declaration of Trust, Shareholders are entitled to the same limitation of personal liability as that extended to stockholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

Anti-Takeover Provisions

The Agreement and Declaration of Trusts includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. Any Trustee may be removed, with or without cause, by the Board of Trustees, by action of a majority of the Trustees then in office, or by vote of the Shareholders at any meeting called by the Board of Trustees for that purpose. The Agreement Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund's assets, or liquidation.

Limitation of Liability; Indemnification

The Agreement and Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Agreement and Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Shareholder for the repayment of any positive balance in the Shareholder’s capital account or for contributions by the Shareholder to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Agreement and Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Agreement and Declaration of Trust to the fullest extent permitted by law.

Amendment of the Agreement and Declaration of Trust

The Agreement and Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the Investment Company Act) and without the approval of the Shareholders unless the approval of Shareholders is required under the Investment Company Act.

Term, Dissolution, and Liquidation

The Fund shall be dissolved:

(1)	upon the vote of the holders of not less than a majority of the Shares of the Trust cast; or

(2)	at the discretion of the Board of Trustees either (A) at any time there are no Shares outstanding of the Trust or (B) upon prior written notice to the Shareholders of the Trust.

Upon the occurrence of any event of dissolution, one or more Trustees of the Board, or an entity that the Trustees delegate authority to, is charged with winding up the affairs of the Fund and liquidating its assets. Upon dissolution of the Trust, the Board of Trustees shall (in accordance with Section 3808 of the Delaware Statutory Trust Act) pay or make reasonable provision to pay all claims and obligations of the Trust, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations which are known to the Trust, but for which the identity of the claimant is unknown. If there are sufficient assets held with respect to the Trust such claims and obligations shall be paid in full and any such provisions for payment shall be made in full. If there are insufficient assets held with respect to the Trust, such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor.

The Board may, in its sole discretion, and if determined to be in the best interests of the Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the Investment Company Act and applicable Delaware law and could result in additional expenses to the Shareholders.

Derivative Actions

The Agreement and Declaration of Trust provides a detailed process for the bringing of derivative actions by Shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its Shareholders as a result of spurious Shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining Shareholder must first be made on the Trustees. The Agreement and Declaration of Trust details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action. These provisions do not apply to claims brought under the federal securities laws. These provisions may cause Shareholders incur additional costs and experience delays in bringing a derivative action. The derivative action requirements under the Agreement and Declaration of Trust do not apply to claims brought under federal securities laws.

The Agreement and Declaration of Trust also requires that actions by Shareholders against the Fund be brought only in a certain federal court in New York or, solely with respect to matters relating to the organization or internal affairs of the Trust or as otherwise required by, then in the Court of Chancery of the State of Delaware, and that the right to jury trial be waived to the fullest extent permitted by law. Limiting Shareholders’ ability to bring actions only in a certain federal court in New York or courts in Delaware may cause Shareholders economic hardship to litigate the action in those courts, including paying for traveling expenses of witnesses and counsel, requiring retaining local counsel, and may limit Shareholders’ ability to bring a claim in a judicial forum that Shareholders find favorable for disputes, which may discourage such actions. Waiver of the right to jury trial has drawbacks such as there is only one person making the decision while juries are composed of members of the community and juries tend to award higher verdicts.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act.

FISCAL YEAR

The Fund’s first fiscal year will conclude on March 31, 2025. Thereafter, the Fund’s fiscal year will be the 12-month period ending on March 31. The Fund’s first taxable year will conclude on September 30, 2024. Thereafter, the Fund’s taxable year will be the 12-month period ending on September 30.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected [Cohen & Company], located at [          ] as independent registered public accountants for the Fund.

Vedder Price, P.C., 1633 Broadway, 31st Floor, New York, NY 10019, serves as counsel to the Fund and the Independent Trustees of the Fund.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

ADDITIONAL INVESTMENT POLICIES	84
INVESTMENT PRACTICES, TECHNIQUES AND RISKS	85
MANAGEMENT OF THE FUND	92
CODES OF ETHICS	96
INVESTMENT MANAGEMENT AND OTHER SERVICES	96
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	97
CUSTODIANS	98
PROXY VOTING POLICY AND PROCEDURES	98
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	98
FINANCIAL STATMENTS	98
APPENDIX A – MIDBRIDGE ADVISORS LP PROXY POLICY AND PROCEDURES	A-1
APPENDIX B – DESCRIPTION OF SECURITIES RATINGS	B-1

 MidBridge Private Markets Fund

Class A Shares

Class D Shares

Class I Shares

PROSPECTUS

[___________], 2024

All dealers that buy, sell or trade the Fund’s Shares, whether or not participating in this offering, may be required to deliver a prospectus.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion dated ------------ , 2024

STATEMENT OF ADDITIONAL INFORMATION

MidBridge Private Markets Fund

Class A Shares

Class D Shares

Class I Shares

Dated [ ], 2024

c/o MidBridge Advisors LP

101 University Boulevard, Suite 310

Denver, Colorado 80206

Phone number (303) 454-5453

MidBridge Private Markets Fund (the “Fund”) is a non-diversified, closed-end management investment company. This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of the Fund dated [ ], 2024, as it may be further amended or supplemented from time to time. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Prospectus may be obtained without charge by writing to the Fund, c/o [Ultimus Fund Solutions, LLC at P.O. Box 541150, Omaha, Nebraska 68154], by calling the Fund toll-free at [(833) 627-6157], or by visiting www.midbrige.com. You may also obtain a copy of the Prospectus on the SEC’s website at http://www.sec.gov.

This SAI is not an offer to sell Shares of the Fund and is not soliciting an offer to buy the Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus. Capitalized terms used but not defined in this SAI have the meanings ascribed to them.

References to the Investment Company Act, or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this SAI do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied on the EDGAR database on the SEC’s website at http://www.sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

TABLE OF CONTENTS

ADDITIONAL INVESTMENT POLICIES	84
INVESTMENT PRACTICES, TECHNIQUES AND RISKS	85
MANAGEMENT OF THE FUND	92
CODE OF ETHICS	96
INVESTMENT MANAGEMENT AND OTHER SERVICES	96
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	97
CUSTODIANS	98
PROXY VOTING POLICY AND PROCEDURES	98
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	98
FINANCIAL STATEMENTS	98
APPENDIX A – MIDBRIGE ADVISORS LP PROXY POLICY AND PROCEDURES	A-1
APPENDIX B – DESCRIPTION OF SECURITIES RATINGS	B-1

ADDITIONAL INVESTMENT POLICIES

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. The following disclosure supplements the disclosure set forth under the captions “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES,” “PRIVATE ASSETS OVERVIEW,” “ADDITIONAL INVESTMENT POLICIES,” and “RISKS” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters discussed. Prospective investors also should refer to “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES” “PRIVATE ASSETS OVERVIEW,” “INVESTMENT POLICIES,” and “RISKS” in the Prospectus for a complete presentation of the matters disclosed below.

Fundamental Policies

The Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval by of a majority of the Fund’s outstanding voting securities (as defined by the Investment Company Act). For this purpose, under the Investment Company Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated.

The Fund’s fundamental investment restrictions are as follows:

(1)	The Fund will not invest 25% or more of the value of its total assets in securities (other than U.S. Government securities) of issuers engage in any single industry or group of industries. For the avoidance of doubt, this 25% limitation on investment in a single industry or group of industries does not restrict of limit: (i) the Fund’s authority to invest 25% or more of the value of its total assets in Portfolio Funds; or (ii) the Fund’s ability to invest in U.S. Government securities or such other securities as may be excluded for this purpose under the Investment Company Act.

(2)	The Fund will not issue senior securities or borrow money, except to the extent permitted by the Investment Company Act.

(3)	The Fund will not underwrite securities of other issuers, except to the extent permitted by the Investment Company Act.

(4)	The Fund will not make loans of money or securities to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in fixed-income securities or enters into repurchase agreements in a manner consistent with its stated investment policies; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33-1∕3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.

(5)	The Fund will not purchase or sell physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief or unless otherwise acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing and selling foreign currency, options, swaps, futures and forward contracts and other financial instruments and contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts. For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

(6)	The Fund will not purchase, holder or deal in real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments (including interests in Portfolio Funds).

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry or group of industries. The SEC staff has taken the position that investment of 25% of more of a fund’s total assets in one more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; tax exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Investment Adviser. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

The investment restrictions and other policies described herein do not apply to Portfolio Funds. The Fund will, however, consider the investments held by Portfolio Funds, to the extent known, in determining whether its investments are concentrated in any particular industry or groups of industries.

Unless otherwise indicated, all limitations under the Fund’s investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets, including changes resulting from the Fund having a smaller base of assets after a repurchase offer, will not require the Fund to dispose of an investment until the Investment Adviser determines that such disposition is in the Fund’s best interest.

The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the Investment Company Act. These limitations are based either on the Investment Company Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the Investment Company Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of Shareholders, as applicable, will be required or sought.

The Fund’s investment objective is non-fundamental and may be changed with the approval of the Board upon 60 days’ prior written notice to Shareholders.

INVESTMENT PRACTICES, TECHNIQUES AND RISKS

MidBridge Advisors LP serves as the Fund’s investment adviser.

As discussed in the Prospectus, the Fund’s investments consist primarily of: (i) Direct Investments; (ii) Secondary Investments; and (iii) Primary Investments. Under normal circumstances, the Fund expects to invest primarily in Direct Investments and Primary Investments and, to a lesser degree, in Secondary Investments, although the allocation among those types of investments may vary from time to time. Direct Credit Investments, along with Primary Investments and Secondary Investments that primarily invest in credit investments, will generally represent less than 20% of the Fund’s total assets.

This section provides additional information about various types of investments and investment techniques that may be employed by the Fund or by Portfolio Funds in which the Fund invests. References to the Portfolio Funds apply equally to the Fund, except as noted. Many of the investments and techniques described in this section may be based in part on the existence of a public market for the relevant securities. To that extent, such investments and techniques are not expected to represent the principal investments or techniques of the majority of the Fund or of the Portfolio Funds; however, there is no limit on the types of investments the Portfolio Funds may make, and certain Portfolio Funds may use such investments or techniques extensively. Similarly, there are certain limits on the types of investments the Fund may make. Accordingly, the descriptions in this section cannot be comprehensive. Any decision to invest in the Fund should take into account (i) the possibility that the Portfolio Funds may make virtually any kind of investment, (ii) that the Fund has similarly broad latitude in the kinds of investments it may make (subject to the fundamental policies described above) and (iii) that all such investments will be subject to related risks, which can be substantial. There is no guarantee the Fund will invest in all of the securities or use any or all of the investment techniques described herein.

Equity Securities

The Fund’s and/or a Portfolio Fund’s portfolio may include investments in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. The Fund and/or a Portfolio Fund also may invest in depositary receipts relating to foreign securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. Given the Private Asset focus of the Fund, there is expected to be no liquid market for a majority of such investments.

Common Stock

Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock

Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s common stock or other common equity, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Preferred securities that pay interest or dividends in the form of additional debt or equity securities are referred to as PIK securities. PIKs are considered riskier than other forms of preferred stock because they usually have a high coupon rate and tend to be more highly leveraged. Because the Fund may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash, the Fund may be required borrow funds, sell investments at times and/or prices would not consider advantageous, or forgo new investments in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement. See “MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS” in the Prospectus.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of time at a specified price or based on a specified formula. In many cases, a convertible security entitles the holder to receive interest or a dividend that is generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities,

(ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. The Fund’s and/or the Portfolio Funds’ investments in convertible securities are expected to primarily be in private convertible securities, but may be in public convertible securities.

The value of a convertible security is primarily a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (determined by reference to the security’s anticipated worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security’s value. If the conversion value is low relative to the investment value, the convertible security is valued principally by reference to its investment value. To the extent the value of the underlying common stock approaches or exceeds the conversion value, the convertible security will be valued increasingly by reference to its conversion value. Generally, the conversion value decreases as the convertible security approaches maturity. Where no market exists for a convertible security and/or the underlying common stock, such investments may be difficult to value. A public convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the holder will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party. Any of these actions could have a material adverse effect and result in losses to the Fund.

Debt Securities

The Fund’s and/or a Portfolio Fund’s portfolio will include a broad range of senior and subordinated private and public credit investment, such as high yield bonds, syndicated senior and subordinated loans, special situation debt-based securities, structured credit, mezzanine debt (which are typically comprised of subordinated debt or preferred stock, possibly in combination with warrants or common stock), unitranche debt (which combines senior debt and subordinated debt into one credit facility) and other similar credit products or instruments. These investments may be made as a liquid alternative to cash that generates yield or they may be part of a longer term buy and hold strategy. Debt securities and loans fluctuate in value, often based on factors unrelated to the value of the issuer of the securities or loans. At certain points in time, there may be no liquid market for certain of the debt investments.

Derivative Investments

Although not a principal investment strategy, the Fund or the Portfolio Funds may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. Following are descriptions of certain derivatives that the Portfolio Funds may use. The same descriptions apply to the Fund, mutatis mutandis, to the extent that it engages in derivatives transactions. Certain risks associated with derivatives are described under “RISKS—Investment Related Risks—Derivative Instruments” in the Prospectus.

Options and Futures

A Portfolio Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Portfolio Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Fund also may include options on baskets of specific securities.

A Portfolio Fund may purchase call and put options on specific securities or currencies and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes the Portfolio Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security and to the possibility that it might hold the underlying security in order to protect against depreciation in the market price of the security during a period when it might have otherwise sold the security. The seller of a covered call option assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

A covered put option is a put option with respect to which the seller has a short position in the underlying security. The seller of a covered put option assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. If the seller of the put option owns a put option covering an equivalent number of shares with an exercise price equal to or greater than the exercise price of the put written, the position is “fully hedged” if the option owned expires at the same time or later than the option written. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The seller of a put option may also be required to place cash or liquid securities in a segregated account to ensure compliance with its obligation to purchase the underlying security. The sale of such an option exposes the Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

A Portfolio Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio Fund would generally make a similar “closing sale transaction,” which involves liquidating its position by selling the option previously purchased. However, if deemed advantageous, the Portfolio Fund would be entitled to exercise the option.

A Portfolio Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists, and an investor may look only to the broker for performance of the contract. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC. Therefore, the CFTC does not have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Portfolio Funds may not be afforded certain of the protections that apply to domestic transactions, including the right to use domestic alternative dispute resolution procedures. In particular, funds received from customers to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting from that contract, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed, and the foreign futures contract is liquidated, or the foreign option contract is liquidated or exercised.

In addition to futures contracts traded on U.S. domestic markets or exchanges that are regulated by the CFTC or on foreign exchanges, Portfolio Funds may also trade certain futures either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. In addition, certain single stock futures and narrow-based security index futures may be traded over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

Trading in futures involves risk of loss to the Portfolio Fund that could materially adversely affect the NAV of the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Fund to substantial losses, which may result in losses to the Fund. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that each Portfolio Fund may indirectly hold or control in certain particular futures or options contracts. Many of the major U.S. exchanges have eliminated speculative position limits and have substituted position accountability rules that would permit the Portfolio Funds to trade without restriction as long as such Portfolio Funds can demonstrate the positions acquired were not acquired for the purpose of manipulating the market.

Successful use of futures by a Portfolio Fund depends on its ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The prices of all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which a Portfolio Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

A stock index future obligates a Portfolio Fund to pay, or entitles it to receive, an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indexes

A Portfolio Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging and non- hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Fund of options on stock indexes will be subject to the ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Yield Curve Options

A Portfolio Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Rights and Warrants

A Portfolio Fund may invest in rights and warrants. Rights (sometimes referred to as “subscription rights”) and warrants may be purchased separately or may be received as part of a distribution in respect of, or may be attached to, other securities that a Portfolio Fund has purchased. Rights and warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the rights or warrants, or a related company, at a fixed price either on a date certain or during a set period. Typically, rights have a relatively short term (e.g., two to four weeks), whereas warrants can have much longer terms. At the time of issue, the cost of a right or warrant is substantially less than the cost of the underlying security itself. Particularly in the case of warrants, price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable a Portfolio Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Portfolio Fund’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

Swaps

A Portfolio Fund may enter into equity, interest rate, index, currency rate, total return and/or other types of swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Interest Rate, Mortgage and Credit Swaps

A Portfolio Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed note payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

Equity Index Swaps

A Portfolio Fund may enter into equity index swaps. Equity index swaps involve the exchange by a Portfolio Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends. A Portfolio Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps

A Portfolio Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity that involves special investment techniques and risks. Incorrect forecasts of market values and currency exchange rates can materially adversely affect the Portfolio Fund’s performance. If there is a default by the other party to such a transaction, the Portfolio Fund will have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps

A Portfolio Fund may enter into total return swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if a Portfolio Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty.

Swaptions

A Portfolio Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as “swaptions.” A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

Certain swap agreements into which a Portfolio Fund enters may require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Portfolio Fund’s current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps consists of the net amount of the payments that the Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, the Portfolio Fund’s risk of loss consists of the net amount of the payments that the Portfolio Fund contractually is entitled to receive.

Distressed Securities

The Fund or a Portfolio Fund may invest in debt or equity securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security in respect to which such distribution was made.

Bankruptcy Cases

The Fund may invest in financially troubled companies and companies either currently in, or that may enter into, Chapter 11 bankruptcy or insolvency proceedings. Many of the events within bankruptcy or insolvency proceedings are adversarial and are often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that bankruptcy courts would decide favorably toward, or consistent with the interests of, the Fund. Furthermore, there are instances where creditors and equity holders lose their ranking and priority as such if they are considered to have taken over management and/or functional operating control of a debtor.

Investments in such companies involve a substantial degree of risk that is generally higher than the risk involved in investing in companies that are not in financial or operational distress. Given the heightened difficulty of the financial analysis required to evaluate distressed companies, there can be no assurance that the Fund will correctly evaluate the value of the assets of a distressed company securing its debt and other obligations or correctly project the prospects for the successful restructuring, recapitalization or liquidation of such company. Therefore, in the event that a company does become involved in bankruptcy proceedings or a restructuring, recapitalization or liquidation is required, the Fund may lose some or all of its investment or may be required to accept illiquid securities with rights that are materially different than the original securities in which such Fund invested.

As the duration of bankruptcy cases can be only roughly estimated, the reorganization process can involve substantial legal, professional, and administrative costs to a company and/ or the Fund, and is subject to unpredictable and lengthy delays. In addition, during the process a company’s competitive position may erode, key management may depart, and the company may not be able to invest adequately. In some cases, a company may not be able to reorganize and may be required to liquidate assets. Decisions by the Fund to invest primarily in the debt of such companies may not be protective of the Fund’s economic interests, as the debt of companies in the process of financial reorganization generally will not pay current interest, may not accrue interest during reorganization, and may be adversely affected by an erosion of the issuer’s fundamental values. Such investments can result in a total loss of principal.

There exists a significant risk that the Fund’s influence with respect to a class of securities can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, a class. In addition, certain administrative costs and claims (for example, claims for taxes) that have priority by law over the claims of certain creditors may be quite high.

The Fund may purchase creditor claims subsequent to the commencement of a bankruptcy case. Under judicial decisions, it is possible that such purchase may be disallowed by the bankruptcy court if the court determines that the purchaser has taken unfair advantage of an unsophisticated seller, which may result in the rescission of the transaction or forfeiture by the Fund.

Investment in the debt of financially distressed companies domiciled outside the United States involves additional risks. Bankruptcy law and process may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Additional Method of Investing in a Portfolio Fund

The Fund will typically invest directly in a Portfolio Fund by purchasing an interest in such Portfolio Fund. There may be situations, however, where a Portfolio Fund is not open or available for investment by the Fund or where the Investment Adviser elects for other reasons to invest indirectly in a Portfolio Fund (including, without limitation, restrictions of the Investment Company Act). On occasions where the Investment Adviser determines that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund, the Fund may invest in a Portfolio Fund indirectly, such as by purchasing a structured note or entering into a swap or other contract paying a return tied to the return of a Portfolio Fund. In the case of a structured note or a swap, a counterparty would agree to pay to the Fund a return based on the return of the Portfolio Fund, in exchange for consideration paid by the Fund equivalent to the cost of purchasing an ownership interest in the Portfolio Fund. Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty. Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Fund’s Investment. There can be no assurance that the Fund’s indirect investment in a Portfolio Fund will have the same or similar results as a direct investment in the Portfolio Fund, and the Fund’s value may decrease as a result of such indirect investment. When the Fund makes an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Fund may be subject to additional regulations.

Participation on Creditors’ Committees

The Investment Adviser may serve on committees formed by creditors (“Creditors’ Committees”) to negotiate with the management of financially troubled companies that may or may not be in bankruptcy. The Fund may also seek to negotiate directly with debtors with respect to restructuring issues. Even if the Fund chooses to join a Creditors’ Committee, there can be no assurance that the Fund would be successful in obtaining results favorable to it in such proceedings, and the Fund may incur significant legal fees and/or other expenses in attempting to do so, as Creditors’ Committees generally consist of many participants, each of which attempts to obtain an outcome that is in its individual best interests. As a result of the Fund’s service on such Creditors’ Committees, the Fund may be deemed to have duties to other creditors represented by the Creditors’ Committees, which might thereby expose the Fund to liability to such other creditors who disagree with the Fund’s actions.

The Investment Adviser, on behalf of the Fund, may elect to serve on Creditors’ Committees, equity holders’ committees, or other groups to ensure preservation or enhancement of the Fund’s position as a creditor or equity holder. A member of any such Creditors’ Committee or group may owe certain obligations generally to all parties similarly situated that the Creditors’ Committee represents. If the General Partner concludes that its obligations owed to the other parties as a Creditors’ Committee or group member conflict with its duties owed to the Fund, it will resign from that Creditors’ Committee or group, and the Fund may not realize the benefits, if any, of the Investment Adviser’s service on the Creditors’ Committee or group. Additionally, if the Fund is represented on a Creditors’ Committee or group, it may be restricted or prohibited under applicable law from disposing of its investments in the subject company while it continues to be represented on such Creditors’ Committee or group.

MANAGEMENT OF THE FUND

Further Information Regarding Management of the Fund

Information regarding the Trustees and officers of the Fund including brief biographical information, is set forth below.

Board of Trustees and Officers of the Fund

The Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other Trusteeships, if any, held by the Trustees, are shown below. The Trustees have been divided into two groups—Independent Trustees and Interested Trustees (included with officers of the Fund). As set forth in the Fund's Agreement and Declaration of Trust, each Trustee's term of office shall continue until his or her death, resignation or removal. The address of each Trustee is care of the Secretary of the Fund at 101 University Boulevard, Suite 310, Denver, Colorado 80206.

INDEPENDENT TRUSTEES

Name, and Year of Birth*	Position(s) with the Fund	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Trustee	Other Directorships*** Held by Trustee
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

*	The mailing address of each Independent Trustee is c/o MidBridge Private Markets Fund, 101 University Boulevard, Suite 310, Denver, Colorado 80206.

**	Each Trustee serves an indefinite term, until his or her successor is elected.

***	Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

INTERESTED TRUSTEES AND OFFICERS

Name, and Year of Birth	Position(s) with the Fund	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Trustee	Other Directorships*** Held by Trustee
Brian Knitt, 1970	Trustee	Since Inception	Seneca Management, LLC, Managing Director (since 2003)	1	NA
John Fitzgerald, 1956	[Trustee], President	Since 2024	Seneca Management, LLC, Managing Director & Co-Founder (since 2003)	1	NA
Damion Brown, 1976	Vice President	Since 2024	MidOcean Partners, Head of Credit Operations / Finance (since 2009)	1	NA
Andrew Spring, 1968	Vice President	Since 2024	MidOcean Partners, Chief Financial Officer (since 2003)	1	NA
Robert Lance Baker, 1971	Chief Financial Officer, Treasurer	Since 2024	NexTier Solutions, Inc., President (since 2019)	1	NA
Andrew P. Chica, 1975	Chief Compliance Officer	Since 2024	NexTier Solutions, Inc., Principal (since 2022); Cipperman Compliance Services, Compliance Director (2019-2021)	1	NA
Brittany Weise, 1990	Secretary	Since 2024	Ultimus Fund Solutions, Associate Counsel (Since 2022); Morgan & Morgan P.A. (formerly Mitcheson & Lee, LLP), Attorney (2019-2022); State Street Bank and Trust Company (2018-2019)	1	NA

*	The mailing address of each Interested Trustee is c/o MidBridge Private Markets Fund, 101 University Boulevard, Suite 310, Denver, Colorado 80206.

**	Each Trustee serves an indefinite term, until his or her successor is elected.

***	Includes any company with a class of securities registered pursuant to the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

Biographical Information and Discussion of Experience and Qualifications of Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee of the Fund.

Independent Trustees

[Biographical information will be provided upon selection at the Organizational Board Meeting]

Interested Trustees

[Biographical information will be provided upon selection at the Organizational Board Meeting]

Leadership Structure and Oversight Responsibilities

Responsibility for the overall management of the Fund rests with the Board. The Fund has engaged the Investment Adviser for responsibility for the day-to-day management and operations of the Fund. The Board is responsible for overseeing the Investment Adviser and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Agreement and Declaration of Trust. The Board is currently composed of [five] members, [three] of whom are Independent Trustees. The Board will meet in-person (or as otherwise permitted by the SEC) at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees will meet with their independent legal counsel prior to and during each quarterly board meeting. As described below, the Board has established an Audit Committee and a Nominating Committee may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed [●], an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Investment Adviser and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Chief Financial Officer and Chief Compliance Officer, and the Investment Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s Custodians and Distributor. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Trustees.[                                            ] serves as Chairman of the Audit Committee. As the Fund has recently organized, the Audit Committee did not hold any meetings during the last year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a Trustee. The Nominating Committee may solicit candidates to serve as Trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisors to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Trustees. [                        ] serves as Chairman of the Nominating Committee. As the Fund is recently organized, the Nominating Committee did not hold any meetings during the last year.

Trustee Ownership of Securities

The Fund has not yet commenced operations, therefore none of the Trustees own Shares of the Fund.

Independent Trustee Ownership of Securities of the Investment Adviser

None of the Independent Trustees (or their immediate family members) owned securities of the Investment Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Investment Adviser.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee a retainer of $ per year. Trustees that are interested persons will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

The following table sets forth certain information regarding the compensation of the Funds’ Trustees.

Name of Trustee	Aggregate Compensation from the Fund(1)	Total Compensation from Funds and Fund Complex Paid to Trustees(2)
Trustee 1	[$XX,XXX]	[$XX,XXX]
Trustee 2	[$XX,XXX]	[$XX,XXX]
Trustee 3	[$XX,XXX]	[$XX,XXX]

(1)	The compensation estimated to be paid by the Fund for the first full fiscal year for services to the Fund.

(2)	The total compensation to be paid from the Fund and Fund Complex for a full calendar year.

CODES OF ETHICS

The Fund and the Investment Adviser have adopted Codes of Ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund and the Investment Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The Codes of Ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the Codes of Ethics is carefully monitored and enforced.

Ultimus Fund Distributors, LLC, the Distributor, has a separate code of ethics.

The Codes of Ethics are included as exhibits to the Fund’s registration statement filed with the SEC. The Codes of Ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

In consideration for the investment advisory and other services provided by the Investment Adviser, the Fund will pay the Investment Adviser a quarterly Investment Management Fee at an annual rate of [1.25]% based on the value of the Fund’s Managed Assets calculated and accrued monthly as of the last business day of each month.

Other Accounts Managed by the Portfolio Managers

The Fund is managed by the Portfolio Managers: Brian Knitt, Steven Shenfeld, Steve Tomlinson, and Deborah Hodges. The following table lists the number and types of accounts, other than the Fund, managed by the Portfolio Managers and assets under management in those accounts, as of December 31, 2023.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Brian Knitt	[ ]	[ ]	[ ]	[ ]	[ ]
Steven Shenfeld	[ ]	[ ]	[ ]	[ ]	[ ]
Steve Tomlinson	[ ]	[ ]	[ ]	[ ]	[ ]
Deborah Hodges	[ ]	[ ]	[ ]	[ ]	[ ]

The figures noted above represent the current commitment amounts of discretionary accounts overseen by the Portfolio Managers. This does not include the value of accounts that are no longer making investments/not in their investment period.

Compensation of the Portfolio Managers

A competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Investment Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in cash. In addition, certain employees of the Investment Adviser also receive carried interest from certain of the Investment Adviser’s clients.

Portfolio Manager Ownership of Securities in the Fund

The Fund has not yet commenced operations, therefore none of the Portfolio Managers own Shares of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Investment Adviser will generally select brokers and dealers to effect transactions on behalf of the Fund in substantially the following manner.

In selecting brokers and dealers to effect transactions on behalf of the Fund, the Investment Adviser will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. As described below, the Investment Adviser may place orders with brokers that provide research services. Such transactions shall comply with the “Safe Harbor” under Section 28(e) of the Exchange Act with respect to the receipt of such services.

Consistent with the principle of seeking best price and execution, the Investment Adviser may place brokerage orders with brokers that provide the Fund and the Investment Adviser with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

In most instances, the Fund will purchase interests in a Portfolio Fund directly from the Portfolio Fund Manager, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Portfolio Funds by the Fund) may be subject to expenses. Given the Private Asset focus of a majority of the Portfolio Funds, significant brokerage commissions are not anticipated to be paid by such funds.

Portfolio Turnover

Portfolio turnover may vary significantly from year to year due to a variety of factors, including market conditions, investment strategy changes, and/or changes in the Investment Adviser’s investment outlook. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

CUSTODIANS

[U.S. Bank] and [The Northern Trust Company] are the Fund’s Custodians. [U.S. Bank] serves as the Primary Custodian of the assets of the Fund. [The Northern Trust Company] serves as Secondary Custodian regarding certain of the Fund’s assets. The Custodians may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodians or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The [U.S. Bank]’s principal business address is [425 Walnut Street, Cincinnati, OH 45202]. [The Northern Trust Company’s] principal business address is [XXXXXX].

PROXY VOTING POLICY AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser will vote such proxies in accordance with its proxy policies and procedures. Copies of the Investment Adviser’s proxy policies and procedures are included as Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at [(833) 627-6157] or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Fund has not yet commenced operations, therefore no Shares of the Fund are currently owned.

FINANCIAL STATEMENTS

The financial statements of the Fund for the period indicated follows.

APPENDIX A

MIDBRDIGEADVISORS LP

PROXY POLICY AND PROCEDURES

Proxy Voting Policies and Procedures

Background

The Investment Adviser has established this Proxy Voting Policy (“Proxy Policy”) in accordance with its fiduciary duty owed to its clients, including the Fund (“Clients”), which are believed to be reasonably designed to ensure that proxies are voted in the best interests of Clients.

The Firm has established procedures for exercising voting rights and has implemented proxy voting procedures to ensure that proxies are voted in a reasonable and timely fashion.

In accordance with Rule 206(4)-6 under the Advisers Act, the Firm’s Proxy Policy: (i) ensures that proxies that the Investment Adviser votes on behalf of our Clients are voted to maximize the long term economic value of Client holdings; (ii) establishes a mechanism to address any conflicts of interests between the Investment Adviser and our Clients; and (iii) provides record keeping requirements and the criteria for delivering such information. The Investment Adviser’s general policy is to vote proxy proposals, amendments, consents or resolutions in a manner that reasonably furthers the best interests of our Clients and is consistent with the Clients’ investment objective and strategy.

If the Investment Adviser determines the existence of a potential conflict of interest when voting a proxy, it will address matters involving conflicts of interest in the manner set forth in our Proxy Policy.

Proxy Voting

Rule 206(4)-6 under the Investment Advisers Act requires that every registered investment adviser adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. Such policies and procedures also must address material conflicts that may arise between the adviser’s interest and that of its clients; additionally, the Rule requires that the adviser describe its proxy voting policies and procedures to its clients and, when requested, furnish a copy of such policies and procedures and/or the adviser’s voting record to the requested client.

The Investment Adviser principally invests in private equity holdings that typically do not require proxy voting. However, if the Investment Adviser does receive proxy votes, the votes will be voted with the aim of furthering the best economic interest of the Investment Adviser’s Clients. This Proxy Policy contains guidelines, but each vote is ultimately cast on a case-by case basis, taking into consideration the Firm’s contractual obligations under the management agreement and all other relevant facts and circumstances at the time of the vote.

Procedures

Process for Voting

Upon receiving notice of an upcoming meeting, the investment team will review the proxy statement, official agenda and/other background material and make the voting decision. The Investment Adviser will cast votes in accordance with this policy via electronic voting service, or, where necessary, by faxing written voting instructions to the custodian. The Investment Adviser will retain copies of all records of votes cast at each meeting. In the event that the investment team has any questions regarding the application of this policy to the voting of a particular proxy, they will discuss the matter prior to casting the vote.

Conflicts of Interest

The CCO will determine what constitutes a conflict of interest for proxy-voting purposes. If the any member of the investment team believes that there is, or may be, a material conflict of interest involving a proxy voting matter, he/she will immediately refer the matter to the CCO for resolution. The CCO will deem a conflict to exist whenever the Investment Adviser has a personal or business interest in the outcome of a particular matter before shareholders. A conflict would arise, for example, in the case where the Investment Adviser had a business or financial relationship with a company whose management or shareholders were soliciting proxies. Another example of a conflict of interest would be where a Supervised Person of the Investment Adviser is related to an incumbent director or candidate seeking a seat on the board. Conflicts deemed by the CCO to be immaterial to a shareholder vote will not prohibit the Investment Adviser from voting a particular proxy. the CCO will presume the existence of a conflict of interest for proxy-voting purposes under the following circumstances: A current Client of the Investment Adviser is affiliated with a company soliciting proxies and has communicated its view to the Investment Adviser on a pending proxy vote; The Investment Adviser has identified a personal interest either in a company soliciting proxies or in the outcome of a shareholder vote; or; A third-party with an interest in the outcome of a shareholder vote has attempted to influence the Investment Adviser.

The CCO may choose among the following options to address the conflict or apparent conflict: (1) vote in accordance with this Proxy Policy if it involves a matter with little or no discretion; (2) vote in accordance with the third party voting service recommendation, if applicable; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Clients of the Firm; (4) if possible, erect information barriers around the investment team sufficient to insulate the decision from the conflict; (5) if practical, notify affected Clients of the conflict and seek a waiver of the conflict; or (6) if agreed upon in writing with the Client, forward the proxies to affected Clients allowing them to vote their own proxies.

Availability of Policy; Disclosure of Proxy Voting Record

Any request for proxy information, whether written (including e-mail communications) or oral, received by an employee of the Investment Adviser is to be promptly reported to the CCO. Upon request from an investor for the Investment Adviser’s proxy voting record, the CCO may elect to distribute to the requesting investor the complete proxy voting record of the Investment Adviser. Any such cumulative report disseminated to a requesting investor will contain the following legend:

“This report contains the full proxy voting record of MidBridge. If securities of a particular issuer were held in your account on the date of the Shareholder meeting indicated, your proxy was voted in the direction indicated absent your expressed written direction otherwise.”

All requests will be fulfilled free of charge to the requesting investor in a timely manner (within 10 business days). The CCO will retain a copy of the material provided to the investor along with a copy of the written request, if applicable, for the period indicated in the Investment Adviser’s required Books and Records.

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-) – The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. “NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Risks - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well- established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third-party liquidity support. Transitions of VMIG Ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS Morningstar provides independent credit ratings services for financial institutions, corporate and sovereign entities and structured finance products and instruments. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an entity or security. The Rating Committee process facilitates rating decisions, which are a collective assessment of DBRS Morningstar’s opinion rather than the view of an individual analyst. Ratings are based on sufficient information that incorporates both global and local considerations and the use of approved methodologies. They are independent of any actual or perceived conflicts of interest. DBRS Morningstar credit ratings are formed and disseminated based on established methodologies, models and criteria (Methodologies) that apply to entities and securities that we rate, including corporate finance issuers, financial institutions, insurance companies, public finance and sovereign entities as well as Structured Finance transactions. DBRS Morningstar methodologies are periodically reviewed and updated by the team.

PART C:

OTHER INFORMATION

MidBridge Private Markets Fund (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B: Report of Independent Public Accounting Firm, Statement of Assets and Liabilities, Notes to Financial Statements. To be filed by amendment.

(2)	Exhibits:

(a)(1). Certificate of Trust is incorporated by reference to Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23839) as previously filed on February 1, 2023.

(a)(2). Certificate of Amendment to Certificate of Trust is filed herewith.

(a)(3). Agreement and Declaration of Trust is incorporated by reference to Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-2 (Reg. No .. 811-23839) as previously filed on February 1, 2023.

(a)(4). Amended and Restated Agreement and Declaration of Trust is filed herewith.

(b).  By-Laws of the Trust is incorporated by reference to Exhibit (b) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23839) as previously filed on February 1, 2023.

(c). Not applicable.

(d). Rule 18f-3 Plan. To be filed by amendment.

(e). Dividend Reinvestment Plan. To be filed by amendment.

(f). Not applicable.

(g)(1). Investment Management Agreement. To be filed by amendment.

(h)(1). Distribution Agreement. To be filed by amendment.

(h)(2). Rule 12b-1 Plan. To be filed by amendment.

(h)(3). Dealer Agreement. To be filed by amendment.

(i). Not applicable

(j)(2). Primary Custody Agreement. To be filed by amendment.

(j)(1). Secondary Custody Agreement. To be filed by amendment.

(k)(1). Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC. To be filed by amendment.

(k)(2). Expense Limitation Agreement. To be filed by amendment.

(k)(3). Form of Consulting Agreement between the Registrant and NexTier Solutions, Inc. To be filed by amendment.

(l). Opinion and Consent of Counsel to the Registrant. To be filed by amendment.

(m). Not applicable.

(n). Independent Registered Public Accounting Firm Consent. To be filed by amendment.

(o). Not applicable.

(p)(1). Initial Subscription Agreement. To be filed by amendment.

(p)(2). Form of Investor Subscription Agreement. To be filed by amendment.

(r)(1). Code of Ethics of the Registrant. To be filed by amendment.

(r)(2). Code of Ethics of the Investment Adviser. To be filed by amendment.

(r)(3). Code of Ethics of the Distributor. To be filed by amendment.

(s). Filing Fee Table. To be filed by amendment.

(t). Powers of Attorney of the Registrant’s Trustees and Officers. To be filed by amendment.

Item 26. Marketing Arrangements

See the Distribution Agreement, a form of which to be filed by amendment as Exhibit (h)(1) to this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	[●]
Legal fees and expenses	[●]
Blue Sky fees	[●]
Printing fees	[●]
Accounting fees and expenses	[●]
Transfer Agent Fees	[●]
Miscellaneous	[●]
Total	[●]

Item 28. Persons Controlled By Or Under Common Control With The Registrant

The Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by the Investment Adviser. Information regarding the ownership of the Investment Adviser is set forth in its Form ADV as filed with the SEC (File No. 801-73108), and is incorporated herein by reference.

Item 29. Number Of Holders Of Shares

The following table sets forth the number of record holders of Shares as of [ ], 2024:

Title of Class	Number Of Record Holders
Class I Shares	[_]

Item 30. Indemnification

Reference is made to Section VII of the Fund’s Declaration and Agreement of Trust filed as Exhibit (a)(2) to this Registration Statement. Registrant’s Declaration and Agreement of Trust contains provisions limiting the liability, and providing for indemnification, of the Registrant’s Trustees and officers under certain circumstances. The Registrant hereby undertakes that it will apply the indemnification provision of the Declaration and Agreement of Trust in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act remains in effect.

Additionally, the Registrant's various agreements with its service providers contain indemnification provisions.

Registrant, in conjunction with the Investment Adviser and Registrant’s Board of Trustees, maintains insurance on behalf of any person who is a Trustee, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. Registrant will not pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to the trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the trustees, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the trustees, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business And Other Connections Of Investment Adviser

MidBridge Advisors LP, a limited partnership organized under the laws of the state of Delaware, acts as the Investment Adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors, together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each director, executive officer, managing member or partner of the Investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-73108), and is incorporated herein by reference.

Item 32. Location Of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Administrator and Transfer Agent or (2) the Investment Adviser. The address of each is as follows:

1.	Ultimus Fund Solutions LLC 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

2.	MidBridge Advisors LP 101 University Boulevard, Suite 310, Denver, Colorado 80206.

Item 33. Management Services

Not Applicable

Item 34. Undertakings

1.	Not Applicable.

2.	Not Applicable.

3.	The Registrant undertakes:

(a)

to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)

that, for the purpose of determining liability under the Securities Act to any purchaser,

(1) Not applicable.

(2) Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)

That, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes that:

(a)	for the purpose determining any liability under the Securities Act, the information omitted from the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective: and

(b)	for the purpose determining any liability under the Securities Act, each post-effective amendment that contains form pf prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial boa fide offering thereof.

5.	Not applicable.

6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Investment Company Act, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver in the State of Colorado on the 26th day of April 2024.

MidBridge Private Markets Fund

By:	/s/ Brian Knitt
Name: Brian Knitt
Title: Trustee

Pursuant to the requirements of the Securities Act, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Brian Knitt	Trustee	April 26, 2024
Brian Knitt